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UTZ BRANDS, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED MARCH 1, 2024

BUILDING ON A STRONG FOUNDATION

Capturing Our Full Potential

SIZE
Utz
Mike's
HOT HONEY

2024 PROXY STATEMENT

The Utz portfolio of Power Brands offers a broad range of snacks that are loved for their flavors and crafted quality. From the namesake Utz® brand that has been beloved for its family-crafted flavors since 1921, to the restaurant-inspired On The Border ® Tortilla Chips, Salsas and Dips, to the bold and unique flavors of Zapp’s® New Orleans Kettle Chips – Utz brands are made with the care and passion consumers love.

2024 PROXY STATEMENT

, 2024 DEAR FELLOW STOCKHOLDERS,

I invite you to attend our 2024 Annual Meeting of Stockholders to be held on Thursday, April 25, 2024, at 9:00 a.m. Eastern Time in a virtual meeting format.

A glance back at 2023:

In my first year at Utz, I’m proud of what we accomplished and the progress we made during a dynamic environment. In 2023 our team coalesced around a clear set of priorities to expand margins, and we successfully delivered our earnings target while we delivered sales results that were below the expectations that we set at the beginning of 2023. In fiscal year 2023, total net sales increased 2.1% to $1,438.2 million, GAAP net loss moved from $(14.0 million) to ($40.0 million), and Adjusted EBITDA increased 9.8% to $187.2 million,(1) and we finished the year as the 3rd largest U.S. snacking platform for the 12-week and 26-week periods ended December 31, 2023.(2)

For Utz, 2023 was a year of continuing to capitalize on our growth potential, while we took aggressive actions to optimize our supply chain and product portfolio. In addition, we invested in talent and capabilities that are necessary to support our growth. These collective actions will better position Utz for the future and help capture our full potential.

Our Utz associates had several notable accomplishments during the year including the following:

∎	Delivering 6.3% retail sales growth led by Power Brands which increased 7.4%.(3)

∎	Driving market share gains across our largest channel, the grocery channel.

∎	Launching our Utz® Mike’s Hot Honey® chips, which secured placement in our long-term assortment reflecting the strength in our innovation approach.

∎	Completing our SKU rationalization program to better position our brand portfolio for market-leading growth.

∎	Investing in our supply chain optimization program to unlock future cost savings and operating efficiencies.

∎	Improving our cash conversion cycle to drive stronger cash flow to reduce debt and leverage.

Our mission at Utz is to become the fastest-growing pure-play U.S. snacking company of scale by: building a portfolio of consumer-loved brands coast-to-coast; developing world-class people and capabilities; and delivering top-tier financial performance. I’m confident that our progress in 2023 has us well-positioned to deliver on our mission.

On behalf of the Utz Board of Directors and leadership team, we thank you for being a stockholder of Utz. Your vote is important.

Sincerely,

Howard Friedman

Chief Executive Officer

Utz Brands, Inc.

*See the description of the non-GAAP financial measures and reconciliation of the non-GAAP financial measures to the most comparable GAAP measures in the tables included in Annex A at Page A-1.

(1) See the description of the non-GAAP financial measures and reconciliation of the non-GAAP financial measures to the most comparable GAAP measures in the tables included in Annex A at Page A-1.

(2) Circana Total US MULO-C 12-weeks and 26-week ended 12/31/23.

(3) Circana Total US MULO-C 52-weeks ended 12/31/23.

THIS PROXY STATEMENT IS DATED MARCH XX, 2024

AND IS BEING MAILED WITH THE FORM OF PROXY ON OR SHORTLY AFTER MARCH XX, 2024.

2024 PROXY STATEMENT 1

UTZ BRANDS, INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, APRIL 25, 2024	Hanover, Pennsylvania March XX, 2024

Notice is hereby given that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Utz Brands, Inc., a Delaware corporation (the “Company”), will be held virtually on Thursday, April 25, 2024, at 9:00 a.m., Eastern Time. The meeting can be accessed by registering at http:\\register.proxypush.com/utz. Those who register will be provided a meeting link approximately one hour before the meeting start time. Through that link, you will be able to listen to the meeting live, submit questions and vote online. There will be no physical location for stockholders to attend the Annual Meeting in person. Stockholders may only participate by following the registration procedure outlined below. We believe that a virtual Annual Meeting provides greater access to those who want to attend, and therefore we have chosen this format over an in-person meeting.

At the Annual Meeting, stockholders will be asked to consider and vote upon the following proposals:

1.

To elect four directors to serve as the Class I directors on the Company’s Board of Directors (the “Board”) until the 2027 Annual Meeting of stockholders or until their successors are elected and qualified;

2.	To vote on a non-binding, advisory resolution to approve executive compensation;

3.

To approve an amendment to the Company’s Certificate of Incorporation to permit officer exculpation for certain breaches of fiduciary duties pursuant to the General Corporation Law of the State of Delaware (the “DGCL”);

4.	To ratify the selection by our Audit Committee of Grant Thornton LLP to serve as our independent registered public accounting firm for the fiscal year ending December 29, 2024; and

5.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Our Board of Directors recommends that you vote “FOR” each of the nominees for Class I directors (Proposal No. 1), “FOR” approval of the non-binding, advisory resolution to approve executive compensation (Proposal No. 2 ), “FOR” an amendment to the Company’s Certificate of Incorporation to permit officer exculpation for certain breaches of fiduciary duties pursuant to the DGCL (“Proposal No. 3”); and “FOR” ratification of the selection by our Audit Committee of Grant Thornton LLP to serve as our independent registered public accounting firm for the fiscal year ending December 29, 2024 (Proposal No. 4).Our Board of Directors has fixed the close of business on March 5, 2024 as the record date for determining the stockholders entitled to notice of the annual meeting.

Only stockholders of record as of such record date are entitled to vote at the Annual Meeting or any adjournments. For 10 days prior to the Annual Meeting, a list of such stockholders will be available for inspection by any stockholder at our principal executive offices during normal business hours. Please request access by contacting me at tshea@utzsnacks.com or 312.933.9348.

We encourage you to access the Annual Meeting before the start time of 9:00 a.m., Eastern Time, on April 25, 2024. Stockholders will be able to join the meeting portal upon receipt of the meeting link, but the webcast will not open until 8:45 a.m., Eastern Time.

Whether or not you plan to attend the virtual Annual Meeting, our Board of Directors urges you to read the attached Proxy Statement and submit a proxy card or voting instructions for your shares via the internet or by telephone, or complete, date, sign and return your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided. We encourage you to submit your proxy card or voting instructions via the internet, which is convenient, helps reduce the environmental impact of our Annual Meeting and saves us significant postage and processing costs. For instructions on how to access the Annual Meeting, submit your proxy and/or voting instructions, please refer to “Questions and Answers About Our Annual Meeting — How Do I Vote?” beginning on page 69 of the attached Proxy Statement.

By Order of the Board of Directors,

Theresa R. Shea

Executive Vice President,

General Counsel and Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON APRIL 25, 2024: THE PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K ARE AVAILABLE FOR VIEWING AND DOWNLOADING AT HTTP://WWW.ASTPROXYPORTAL.COM/AST/UTZ.

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PROXY SUMMARY ∎ 2024 ANNUAL MEETING OF STOCKHOLDERS

PROXY SUMMARY

We are furnishing this Proxy Statement on behalf of the Board of Directors of Utz Brands, Inc., a Delaware corporation, for use at our Annual Meeting, for the purposes set forth below and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held virtually, at 9:00 a.m., Eastern Time, on Thursday, April 25, 2024.

2024 Annual Meeting of Stockholders

DATE AND TIME April 25, 2024, 9:00 a.m., Eastern Time	PLACE Virtual Annual Meeting: Register in advance at register.proxypush.com/utz Meeting details will be sent to you 1 hour before the meeting begins	RECORD DATE March 5, 2024	VOTING Holders of shares of our Class A Common Stock and Class V Common Stock are entitled to vote together as a single class on all matters. Each share is entitled to one vote.

Meeting Agenda and Voting Matters

ITEM	PROPOSALS	BOARD’S VOTING RECOMMENDATION	PAGE REFERENCE (FOR MORE DETAIL)
1	Election of four Class I Directors	FOR all the nominees	10-61
2	Non-binding, advisory vote to approve executive compensation	FOR	62
3	Amendment to our certificate of incorporation to permit officer exculpation for certain breaches of fiduciary duties pursuant to the DGCL	FOR	63-64
4	Ratification of the selection by our Audit Committee of Grant Thornton LLP to serve as our independent registered public accounting firm for the fiscal year ending December 29, 2024	FOR	65-66

2024 PROXY STATEMENT 3

PROXY SUMMARY ∎ BOARD MEMBERS

Board Members

As of March 5, 2024, the record date for the Annual Meeting, our Board of Directors consisted of the following members:

NAME, AGE AND CLASS	TERM EXPIRATION	DIRECTOR SINCE[1]	PRIMARY OCCUPATION	AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

John Altmeyer* 65 I	2024	2020	Chief Executive Officer, GAF Materials LLC			Chair

Timothy Brown* 61 III	2026	2020	Founder and Chief Executive Officer, Sageworth

Christina Choi* 46 III	2026	2020	Senior Vice President, Marketing, Diageo

Roger Deromedi* 70 III	2026	2018	Lead Independent Director, Utz Brands, Inc.

Antonio Fernandez* 64 II	2025	2018	President, AFF Advisors, LLC

Howard Friedman 54 I	2024	2022	Chief Executive Officer, Utz Brands, Inc.

Jason Giordano* 45 I	2024	2018	Senior Managing Director, CC Capital		Chair

B. John Lindeman* 54 I	2024	2020	Chief Financial Officer, Hydrofarm Holdings Group, Inc.

Dylan Lissette 52 III	2026	2020	Chairperson, Utz Brands, Inc. Former Chief Executive Officer, Utz Brands, Inc.

Michael W. Rice 81 II	2025	2020	Chairperson Emeritus, Utz Brands, Inc.

Craig Steeneck* 66 II	2025	2018	Former Chief Financial Officer, Pinnacle Foods	Chair

Pamela Stewart* 48 II	2025	2022	Chief Customer Officer, Retail North America, The Coca-Cola Company

*Denotes Independent Directors pursuant to NYSE listing rules.

1Date refers to appointment as a director of Collier Creek Holdings prior to the Business Combination (as defined below) and Utz Brands, Inc. following the Business Combination.

Our Directors’ Experience, Independence and Diversity

BLEND OF EXPERIENCE AND QUALIFICATIONS	Executive Leadership Including service as a chief executive officer and other senior executive level positions	Consumer Packaged Goods Including experience with similar companies that manufacture and distribute packaged goods	Public Company Expertise Including U.S. public company experience within and outside the food industry	Expertise in Technology Including internet, retail, social media, and ERP experience

	Financial Acumen Including financial reporting and risk management	Marketing Including sales, brand management and corporate strategy experience	Operations Including manufacturing and supply chain experience	ESG/Competencies Including diversity, equity and inclusion, cybersecurity, climate and/or sustainability expertise

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PROXY SUMMARY ∎ GOVERNANCE HIGHLIGHTS

Governance Highlights The Board of Directors is committed to effective corporate governance practices. Some of the highlights include:	∎ Independent Lead Director of the Board ∎ Stock ownership guidelines for our executive officers and directors ∎ Board oversight of risk management	∎ 9 of our 12 Board members are independent ∎ Frequent executive sessions of our non-management directors ∎ Annual Board and committee self-assessments

2023 Financial Highlights*

Net Sales	Adjusted EBITDA
$1,438.2M	$187.2M
up 2.1% YoY vs. 2022	up 9.8% YoY vs. 2022

*See Annex A for reconciliations of certain non-GAAP measures.

2024 PROXY STATEMENT 5

PROXY SUMMARY ∎ EXECUTIVE COMPENSATION PRINCIPLES

Executive Compensation Principles

The core principles of our executive compensation program are to align the compensation of our executive officers with the long-term interests of our stockholders and to provide a total compensation opportunity that allows us to attract and retain talented executive officers and motivate them to achieve exceptional business results. Our compensation program is designed to address certain core principles:

Pay is weighted more heavily toward incentive compensation	We provide executive compensation through a total compensation program. This program consists of fixed and variable elements and performance-based pay designed to reward performance. Our total compensation is weighted more heavily toward incentive compensation in the form of short and long-term incentives.

Executive officer goals are aligned with stockholder interests	The Company’s compensation program and goals are designed to align the interests of our executive officers with the long-term interests of our stockholders. Rewarding executive officer performance creates value for our stockholders.

Compensation is competitive with our peers in order to attract and retain talented associates	The Compensation Committee, along with Frederic W. Cook and Co., Inc. (“F.W. Cook”), our independent compensation consultant, and members of senior management annually review our significant compensation elements to enable the Company to attract and retain talented executive officers.

Key Features of our Executive Compensation Program

WHAT WE DO

   Align executive compensation with stockholders’ returns through long-term incentives (pages 34-36)

   Provide performance-based compensation for executives (pages 28-35)

   Balance short and long-term incentive awards (pages 30-36)

   Use an appropriate peer group when establishing total compensation for our executives (page 30)

   Have caps on individual payouts in our management incentive plan (page 32)

   Maintain stock ownership guidelines for executive officers and directors (pages 41-42)

   Retain an independent compensation consultant (page 29)

WHAT WE DON’T DO

   Incentivize participants to take excessive risk

   Guarantee payment of annual bonuses

   Allow repricing of stock options

   Offer tax “gross-ups” of annual compensation

   Pay dividends on stock options or on unvested restricted stock units or performance stock units

   Offer excessive perquisites

   Provide excise tax “gross-ups” upon termination with a change-in-control

We provide additional information regarding our executive compensation in our “Compensation Discussion and Analysis” beginning on page 28.

Our Board continues to believe that our executive compensation program and policies are effective in rewarding our executives for performance and for aligning their interests with the long-term interests of our stockholders.

6

PROXY SUMMARY ∎ CORPORATE SUSTAINABILITY

Environmental, Social and Governance

In 2023, Utz released an expanded and comprehensive Environmental, Social & Governance (“ESG”) report, in accordance with the Sustainability Accounting Standards Board (SASB) standard, augmenting the baseline data in our 2022 ESG report. The report underscores Utz’s commitment to transparency and accountability while outlining significant strides made in addressing key ESG challenges. These challenges and initiatives focus on the Company’s four pillars:

∎	People: including Health and Safety, Human Capital, Community Support, and Supply Chain Responsibility

∎	Planet: being stewards to our planet through Environmental Management, Climate Impact, and Waste and Water Reduction

∎	Products: promising a strategic approach to Packaging, Sustainable Agriculture, and uncompromising Product Quality, Safety, and Transparency

∎	Governance: ensuring accountability, transparency, and ethical practices in decision-making and rule-setting processes

Sustainable Business Practices:

Utz has made significant strides in ESG, aligning the Company’s priorities with stakeholder expectations and regulatory requirements. The Company’s Nominating and Governance Committee oversees these efforts, ensuring transparency and accountability. From boardroom discussions to the manufacturing floor, the Company’s cross-functional ESG teams actively integrate(s) ESG into the Company’s business processes.

Community Partnership:

As a proud member of local communities, Utz prioritizes creating a positive work environment, offering competitive wages, and supporting local organizations. Continuous engagement with local communities harbors many benefits internally and externally.

Ethical Conduct and Corporate Governance:

Integrity is paramount in Utz’s operations. We adhere to a robust Code of Ethics, distributed to employees upon onboarding and annually thereafter. Utz maintains a hotline for anonymous reporting, promptly investigating any violations or concerns. Board oversight is crucial to Utz’s ESG initiatives.

Diversity, Equity, and Inclusion (“DEI”) Commitment:

Promoting diversity and inclusion fuels a culture of collaboration and innovation. Utz is committed to equal opportunity employment, fostering an inclusive environment through workshops, educational activities, and employee resource groups. Our diverse leadership team embodies our commitment to DEI.

Employee Health, Safety, and Product Quality:

Employee health and safety are paramount. Quality remains a top priority, with annual reassessment of food safety plans and certifications. The Company’s pay philosophy emphasizes performance and strives for gender pay equity, ensuring a talented and diverse workforce.

Environmental Stewardship:

Through the Company’s dedication to environmental stewardship, Utz will continue to evaluate and reduce water usage, greenhouse gas emissions, and energy consumption. This commitment is further emphasized by the construction of a new large warehouse in Hanover, PA, designed with sustainability in mind. The Company’s goal is to actively minimize its environmental impact and contribute to the well-being of the planet.

At Utz, our dedication to these practices is integral to our business strategy, aligning with the Company’s core values and contributing to the long-term success of the Company.

Important Dates for 2025 Annual Meeting of Stockholders

In order to have a stockholder proposal included in our 2025 annual meeting of stockholders, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such proposal must be received by our Corporate Secretary no later than November  , 2024.

Notice of a stockholder nomination for candidates for the Board or any other business to be considered at our 2025 annual meeting of stockholders outside of the Rule 14a-8 framework must be received by the Company between December 26, 2024 and January 25, 2025. Any notice of director nomination submitted to the Company must include the information required by Rule 14a-19(b) under the Exchange Act.

2024 PROXY STATEMENT 7

8

GENERAL INFORMATION

PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, APRIL 25, 2024 GENERAL INFORMATION	UTZ BRANDS, INC. 900 High Street Hanover, Pennsylvania 17331 (717) 637-6644

We are furnishing this Proxy Statement on behalf of the Board of Directors (the “Board”) of Utz Brands, Inc., a Delaware corporation, for use at our virtual 2024 Annual Meeting of Stockholders at 9:00 a.m., Eastern Time, on Thursday, April 25, 2024, or at any adjournment or postponement of the meeting (the “Annual Meeting”), for the purposes set forth below and in the accompanying Notice of Annual Meeting of Stockholders.

Utz Brands, Inc. was formed upon the closing (the “Closing”) of the business combination (the “Business Combination”) of Utz Brands Holdings, LLC (“UBH”) with Collier Creek Holdings (“CCH”), a special purpose acquisition company, on August 28, 2020 (the “Closing Date”). On the Closing Date, CCH changed its name to “Utz Brands, Inc.”.

In connection with the Closing of the Business Combination, we entered into an Investor Rights Agreement dated August 28, 2020 (as amended in 2021, the “Investor Rights Agreement”) with the following parties:

1.	The “Continuing Members” of UBH, consisting of Series U of UM Partners, LLC and Series R of UM Partners, LLC;

2.	The “Sponsor” of CCH, Collier Creek Partners LLC, which was dissolved in October 2020, following the Business Combination;

3.	The “Founder Holders” consisting of certain founder members of the Sponsor and their family members (together with the Sponsor, the “Sponsor Parties”);

4.	CCH’s independent directors; and

5.

The “Sponsor’s Representative,” who, following the dissolution of the Sponsor is Jason Giordano, for the purpose of making certain determinations on behalf of certain Sponsor Parties under the Investor Rights Agreement following the dissolution of the Sponsor.

We refer to the Investor Rights Agreement throughout this Proxy Statement. Under the Investor Rights Agreement, among other things, the Board consists of 12 members. Subject to certain step-down provisions, the Founder Holders and the Continuing Members will take all necessary action (to the extent such actions are not prohibited by applicable Law and within such party’s control, and in the case of any action that requires a vote or other action on the part of the Board to the extent such action is consistent with fiduciary duties that the Company’s directors may have in such capacity) (such actions, the “Necessary Action”) to include in the slate of nominees recommended by the Board for election as directors at each annual or special meeting of stockholders at which directors are to be elected five directors recommended by the Continuing Members (the “Continuing Member Nominees”) to be members of our Board of Directors and, following the dissolution of the Sponsor, five directors recommended by the Sponsor Representative (the “Sponsor Nominees”) to be members of our Board of Directors. Please see “Related Party Transactions — Post-Business Combination Agreements — Investor Rights Agreement” for additional details regarding the terms of the Investor Rights Agreement.

As used in this Proxy Statement, unless otherwise noted or unless the context otherwise requires, the terms “we,” “us,” “Utz,” and the “Company” and similar references refer (1) before the Business Combination, to UBH and its consolidated subsidiaries and (2) from and after the Business Combination, to Utz Brands, Inc. and its consolidated subsidiaries. Throughout this section, unless otherwise noted or unless the context otherwise requires, “CCH” or “Collier Creek” refers to Collier Creek Holdings prior to the consummation of the Business Combination. The term “Board” refers to our Board of Directors following the Business Combination.

On or about March 14, 2024, we will begin mailing to all stockholders entitled to vote at the Annual Meeting this Proxy Statement and the enclosed proxy materials. Although not part of this Proxy Statement, we will also mail with this Proxy Statement our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, containing our financial statements for the fiscal year ended December 31, 2023.

2024 PROXY STATEMENT 9

Our Board is divided into three classes, each serving staggered, three-year terms:

∎	Our Class I directors are John Altmeyer, Howard Friedman, Jason Giordano, and B. John Lindeman, and their current terms expire at this year’s Annual Meeting of Stockholders;

∎	Our Class II directors are Antonio Fernandez, Michael Rice, Craig Steeneck, and Pamela Stewart and their current terms expire at the 2025 Annual Meeting of Stockholders; and

∎	Our Class III directors are Timothy Brown, Christina Choi, Roger Deromedi, and Dylan Lissette, and their current terms expire at the 2026 Annual Meeting of Stockholders.

Action will be taken at the Annual Meeting for the election of four Class I directors, John Altmeyer, Howard Friedman, Jason Giordano, and B. John Lindeman. Each of the nominees are currently directors of the Company. Each director elected at the Annual Meeting will serve until the 2027 Annual Meeting or until his/her successor is elected and qualified.

The Board has no reason to believe that any of the nominees for director will not be available to stand for election as director. However, if some unexpected occurrence should require the substitution by the Board of some other person or persons for any one or more of the nominees, then the proxies may be voted in accordance with the discretion of the named proxies “FOR” such substitute nominees.

Under the Investor Rights Agreement, subject to certain step-down provisions, the Company, the Founder Holders and the Continuing Members will take all Necessary Action to include in the slate of nominees recommended by the Board for election as directors at each annual or special meeting of stockholders at which directors are to be elected five Continuing Member Nominees recommended by the Continuing Members and five Sponsor Nominees recommended by the Sponsor Representative. Further, under the Investor Rights Agreement, when a chief executive officer who is not an affiliate of the Continuing Members or the Sponsor (an “Outside CEO”) is elected by our Board of Directors, such Outside CEO will be elected to our Board of Directors, subject to the terms of the Investor Rights Agreement. Mr. Altmeyer and Mr. Lindeman are Continuing Member Nominees, Mr. Giordano is a Sponsor Nominee and Mr. Friedman is the Outside CEO. For more information on the Investor Rights Agreement and other stockholders’ agreements, see Related Party Transactions on page 57.

Vote Required

With regard to this Proposal No. 1 (Election of Directors), votes may be cast for the nominees or may be withheld. Each director nominee was recommended by the Nominating and Corporate Governance Committee of the Board, and all nominees are current directors. The election of directors requires a plurality of the votes cast and, therefore, the four nominees receiving the greatest number of votes will be elected. Proxies can be voted for only four nominees. Votes that are withheld and broker non-votes are not considered “votes cast” and, therefore, will have no effect on the outcome of Proposal No. 1.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL NOMINEES

LISTED IN PROPOSAL NO. 1 FOR ELECTION TO SERVE A THREE-YEAR TERM ON THE BOARD.

10

PROPOSAL NO. 1: ELECTION OF DIRECTORS ∎ DIRECTORS OF UTZ BRANDS, INC.

DIRECTORS OF UTZ BRANDS, INC.

The name, age as of the record date, principal occupation for the last five years, selected biographical information and period of service for each of the nominees for election as directors and for the continuing directors are set forth below.

NAME, AGE AND CLASS	TERM EXPIRATION	INDEPENDENCE	AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

John Altmeyer 65 I	2024				Chair

Timothy Brown 61 III	2026

Christina Choi 46 III	2026

Roger Deromedi 70 III	2026

Antonio Fernandez 64 II	2025

Howard Friedman 54 I	2024

Jason Giordano 45 I	2024			Chair

B. John Lindeman 54 I	2024

Dylan Lissette 52 III	2026

Michael Rice 81 II	2025

Craig Steeneck 66 II	2025		Chair

Pamela Stewart 48 II	2025

2024 PROXY STATEMENT 11

PROPOSAL NO. 1: ELECTION OF DIRECTORS ∎ DIRECTORS OF UTZ BRANDS, INC.

Class I Directors for Election at the 2024 Annual Meeting of Stockholders

John Altmeyer Age: 64

Career Highlights

Mr. Altmeyer has served as a member of the Board of Directors of the Company since August 2020. In January 2023, Mr. Altmeyer assumed the role of Chief Executive Officer of GAF Materials, LLC, a roofing and waterproofing manufacturer. Prior to that role, Mr. Altmeyer served as GAF’s Executive Chairperson, Commercial from January 2021 to January 2023. Mr. Altmeyer served as the President and Chief Executive Officer of Carlisle Construction Materials, a division of Carlisle Companies Incorporated (NYSE: CSL), from July 1997 to September 2018. Carlisle Construction Materials is principally engaged in the manufacture and sale of rubber and thermoplastic roofing systems and other products with roofing applications for commercial and residential buildings. Mr. Altmeyer also has served as a Member of the Board of Directors of EMCOR Group, Inc. (NYSE: EME), a mechanical and electrical construction, industrial and energy infrastructure and facilities services company, since 2014. As part of his service on the EMCOR Board of Directors, Mr. Altmeyer currently serves on the governance committee of EMCOR and has served as the Chair of the compensation committee of EMCOR since 2018. Mr. Altmeyer also served on the audit committee of EMCOR from 2014 through 2018. Additionally, Mr. Altmeyer served as a member of the Board of Directors of Berkshire Hills Bancorp (NYSE: BHLB), a bank holding company, from 2012 to 2014. Mr. Altmeyer also served on the Board of Directors of Tecta America, a roofing contracting and services business, from March 2019 until January 2021. Mr. Altmeyer earned his B.S. degree from Cornell University and his M.B.A. from Harvard Business School.

Qualifications

Mr. Altmeyer’s qualifications to serve on our Board of Directors include his substantial financial, operations, investment and acquisition experience, and his experience serving as a public company director.

Howard Friedman Age: 54

Career Highlights

Mr. Friedman joined Utz in December 2022 and serves as the Company’s Chief Executive Officer and a member of the Board of Directors, having assumed that role upon his appointment to Chief Executive Officer in December 2022. Prior to his role at Utz, Mr. Friedman gained over 25 years of experience in the food and beverage industry, including serving as Chief Operating Officer of Post Holdings, an American consumer packaged goods holding company (NYSE: POST), from July 2021 to December 2022, and as President and Chief Executive Officer of Post Consumer Brands, Post Holdings’ flagship cereal business, from July 2018 to July 2021. Prior to serving in these positions, Mr. Friedman served as Executive Vice President, Refrigerated at The Kraft Heinz Company, an American multinational food company (NASDAQ: KHC), leading Kraft’s most prominent business unit from July 2016 to May 2018. Prior to serving as Executive Vice President, Refrigerated at The Kraft Heinz Company, Mr. Friedman served for over twenty years at the Kraft Heinz Company, serving in roles including general management, sales and marketing.

Mr. Friedman began his career in the United States Army, serving in the United States and overseas, completing his service as a Captain. He holds a B.A. from Dickinson College and an M.B.A. in Marketing and Finance from New York University’s Stern School of Business.

Qualifications

Mr. Friedman’s qualifications to serve on our Board of Directors include his significant financial, marketing and operational experience in the food and beverage industry.

12

PROPOSAL NO. 1: ELECTION OF DIRECTORS ∎ DIRECTORS OF UTZ BRANDS, INC.

Jason Giordano Age: 45

Career Highlights

Mr. Giordano has served as a member of the Board of Directors of the Company since August 2020. Prior to the Business Combination, Mr. Giordano was the Co-Executive Chairperson, Principal Executive Officer and Principal Financial and Accounting Officer of Collier Creek from June 1, 2018 until the Closing of the Business Combination in August 2020. Mr. Giordano has over 20 years of investment and acquisition experience, with a focus in the consumer goods and related sectors. Mr. Giordano has been a Senior Managing Director at CC Capital (affiliates of whom are indirect owners of Utz securities through CC Collier Holdings LLC), a private investment firm, since November 2018. Mr. Giordano was EVP Corporate Development for CC Neuberger Principal Holdings II, a special purpose acquisition company, from July 2020 until July 2022, and has been EVP Corporate Development for CC Neuberger Principal Holdings III, a special purpose acquisition company, since August 2020. Previously, Mr. Giordano was a Managing Director in the private equity group at Blackstone where he oversaw investments in the consumer, education, packaging and chemicals sectors. During his tenure at Blackstone from 2006 to October 2017, Mr. Giordano was involved in 12 initial and follow-on acquisitions representing over $10 billion of transaction value, including several investments in consumer, retail and related businesses. Prior to Blackstone, Mr. Giordano was a private equity investment professional at Bain Capital, LP, one of the world’s leading multi-asset alternative investment firms, and an investment banker with Goldman, Sachs, & Co., a leading global investment banking, securities and investment management firm. Mr. Giordano previously served on the board of directors of Pinnacle Foods, Inc., a U.S.-based manufacturer and marketer of branded food products, from 2007 to September 2015; Crocs, Inc. (Nasdaq: CROX), a global supplier of branded footwear, from January 2015 to October 2017; AVINTIV, a global supplier of specialty materials primarily sold to consumer goods manufacturers, from January 2011 to October 2015; and Ascend Learning, LLC, a provider of online professional training tools and educational software, from July 2017 to October 2017. Mr. Giordano earned an M.B.A. with high distinction from Harvard Business School, where he was a Baker Scholar, and earned an A.B. with high honors in Economics from Dartmouth College.

Qualifications

Mr. Giordano’s qualifications to serve on our Board of Directors include his substantial investment and acquisition experience at blue chip financial institutions, his in-depth knowledge and strong network of relationships in consumer and related sectors, and his experience serving as a director for various public and private companies.

B. John Lindeman Age: 54

Career Highlights

Mr. Lindeman has served as a member of the Board of Directors of the Company since August 2020. Mr. Lindeman has served as the Chief Financial Officer of Hydrofarm Holdings Group, Inc. (Nasdaq: HYFM), a wholesaler and manufacturer of hydroponics equipment and commercial horticultural products, since March 2020. From August 2015 until assuming his current role at Hydrofarm Holdings in March 2020, Mr. Lindeman served as Chief Financial Officer and Corporate Secretary at Calavo Growers, Inc. (Nasdaq-GS: CVGW), a global avocado-industry leader and expanding provider of valued-added fresh food, where he was responsible for the finance, accounting, IT and human resource functions. Prior to joining Calavo, Mr. Lindeman held various leadership positions within the finance and investment banking industries, including serving as managing director at Sageworth Trust Company, a provider of investment management, fiduciary and planning services to highly successful individuals and families, from March 2015 to July 2015; Managing Director and co-head of the consumer and retail group at Janney Montgomery Scott, a financial advisory firm, from August 2009 to March 2015; Managing Director at Stifel Nicolaus, a full service brokerage and investment banking firm, from December 2005 to August 2009; and Principal at Legg Mason, a global asset management leader, from October 1999 to December 2005. Prior to joining Legg Mason, Mr. Lindeman was a Manager at PricewaterhouseCoopers LLP, a global network of firms delivering assurance, tax, and consulting services, from August 1996 to October 1999. Mr. Lindeman is a Chartered Financial Analyst and holds a B.S. in Business Administration from the University of Mary Washington.

Qualifications

Mr. Lindeman’s qualifications to serve on our Board of Directors include his significant financial and operational experience, including experience as chief financial officer of various public companies.

2024 PROXY STATEMENT 13

PROPOSAL NO. 1: ELECTION OF DIRECTORS ∎ DIRECTORS OF UTZ BRANDS, INC.

Class II Directors Continuing in Office until the 2025 Annual Meeting of Stockholders

Antonio Fernandez Age: 64

Career Highlights

Mr. Fernandez has served as a member of the Board of Directors of the Company since August 2020 and served as a member of the Board of Directors of Collier Creek Holdings since October 2018 prior to the Business Combination. Mr. Fernandez served as Executive Vice President and Chief Supply Chain Officer of Pinnacle Foods, a packaged foods company, from February 2011 to June 2016, where he was responsible for managing all aspects of the supply chain including procurement, manufacturing, distribution, product quality, innovation and sustainability. Mr. Fernandez also led Pinnacle Foods’ “maximizing value through productivity” continuous improvement initiatives, realizing gross savings of approximately 4% of cost of products sold annually. Mr. Fernandez was a key leader and closely involved in Pinnacle Foods’ acquisition, integration and synergy realization efforts. Prior to Pinnacle Foods, Mr. Fernandez was Senior Vice President, Operations Excellence at Kraft Foods, Inc., an American food manufacturing and processing conglomerate, from 2010 to 2011. Prior to Kraft, Mr. Fernandez was Chief Supply Chain Officer at Cadbury PLC, or Cadbury, a British multinational confectionery company, from 2008 to 2010, where he managed a supply chain with total costs of approximately $7 billion, 67 manufacturing facilities and over 20,000 employees. From 2000 to 2008, Mr. Fernandez held several senior supply chain roles within Cadbury. Prior to Cadbury, Mr. Fernandez held various supply chain and related roles at Dr. Pepper, an American multinational soft drink company, PepsiCo, Inc. (NASDAQ: PEP), an American multinational food, snack, and beverage corporation, and Procter & Gamble Co. (NYSE: PG), an American multinational consumer goods corporation. Mr. Fernandez is currently the President of AFF Advisors, LLC, an independent consulting firm focused on improving supply chain performance, supporting acquisition due diligence and merger integrations. Mr. Fernandez was also a Senior Advisor with McKinsey & Company, an American worldwide management consulting firm, from July 2017 to August 2019. Mr. Fernandez served on the board of directors of Liberty Property Trust (NYSE: LPT), a leading industrial real estate investment trust, from November 2014 until its merger with Prologis, Inc. (NYSE: PLD), a real estate investment trust headquartered in San Francisco, CA, in February 2020. Mr. Fernandez has served on the Board of Directors with Americold Realty Trust (NYSE: COLD), the world’s largest publicly traded REIT, since May 2019; and as a Trustee of Lafayette College since May 2017. Mr. Fernandez also served as a member of the Board of Directors of Green Rabbit, a leading e-commerce cold chain logistics provider to the food industry, from February 2021 to August 2023. Mr. Fernandez received a Bachelor of Science in Chemical Engineering from Lafayette College.

Qualifications

Mr. Fernandez’s qualifications to serve on our Board of Directors include his substantial supply chain and operations experience at several publicly-traded consumer companies, his record of realizing cost efficiencies and integrating acquisitions, and his experience serving as a director of a public company.

Michael Rice Age: 81

Career Highlights

Mr. Rice has served as a member of the Board of Directors of the Company since August 2020. From August 2020 through December 2023 Mr. Rice served as Chairperson Emeritus and Special Advisor to the Company. Prior to the Closing of the Business Combination, Mr. Rice was Executive Chairperson of UBH, having assumed this position in December 2012 following his role as Chairperson of the Board and Chief Executive Officer of the Utz companies from 1992 until 2012. Mr. Rice served as President and Chief Executive Officer of Utz and its predecessor companies from 1978 until 1992. Prior to serving as Chief Executive Officer, Mr. Rice served as Executive Vice President of the Utz companies from 1970 to 1978. Mr. Rice is a graduate of Mount St. Mary’s University and holds a Juris Doctor degree from George Washington University School of Law. Mr. Rice is the father-in-law of Dylan Lissette, who serves as our Chairperson and is a member of our Board of Directors.

Qualifications

Mr. Rice’s qualifications to serve on our Board of Directors include his extensive knowledge of our Company, including as a former Chief Executive Officer, coupled with substantial industry knowledge.

14

PROPOSAL NO. 1: ELECTION OF DIRECTORS ∎ DIRECTORS OF UTZ BRANDS, INC.

Craig Steeneck Age: 66

Career Highlights

Mr. Steeneck has served as a member of the Board of Directors of Utz since the Business Combination in August 2020 and served as a member of the Board of Directors of Collier Creek Holdings from November 2018 until the Closing of the Business Combination in August 2020. Mr. Steeneck served as the Executive Vice President and Chief Financial Officer of Pinnacle Foods, a packaged foods company, from July 2007 to January 2019, where he oversaw the company’s financial operations, treasury, tax, investor relations, corporate development and information technology functions and was an integral part of Pinnacle Foods’ integration team for several of its acquisitions. From 2005 to 2007, Mr. Steeneck served as Executive Vice President, Supply Chain Finance and IT of Pinnacle Foods, helping to redesign the supply chain to generate savings and improve financial performance. Pinnacle Foods was sold to ConAgra Brands (NYSE: CAG) in October 2018. From 2003 to 2005, Mr. Steeneck served as Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Cendant Timeshare Resort Group (now Wyndham Hotels and Resorts Inc.), an American timeshare company, playing key roles in wide-scale organization of internal processes and staff management. From 2001 to 2003, he served as Chief Financial Officer of Resorts Condominiums International (now Wyndham Hotels and Resorts, Inc.), an American timeshare exchange company. From 1999 to 2001, Mr. Steeneck was the Chief Financial Officer of International Home Foods, Inc., a manufacturer of packaged food products acquired by ConAgra Foods in 2000. Mr. Steeneck has served on the board of directors and as chairperson of the audit committee of Freshpet, Inc. (Nasdaq: FRPT), an American pet food company, since November 2014; and as a director of KIND Inc., a snack food company, from May 2019 to June 2020. Mr. Steeneck served as member of the board of directors of Hostess Brands, Inc. (Nasdaq: TWNK) from November 2016 until November 2023, when it was sold to J.M. Smucker Company. Mr. Steeneck served as a member of the audit committee of Hostess from November 2016 to November 2023, as the lead independent director from January 2019 to December 2019 and chairperson of the audit committee from November 2016 to June 2022. Mr. Steeneck received his B.S. in Accounting from the University of Rhode Island.

Qualifications

Mr. Steeneck’s qualifications to serve on our Board of Directors include his substantial financial operations, investment and acquisition experience, and his experience serving as a director for public companies.

Pamela Stewart Age: 48

Career Highlights

Ms. Stewart has served as a member of the Board of Directors of the Company since January 2022. Ms. Stewart currently serves as the Chief Customer Officer – Retail North America at The Coca-Cola Company (NYSE: KO), an American multinational beverage corporation, having assumed that role in January 2023. Prior to this role, Ms. Stewart served as President, West Zone Operations, North America Operating Unit for The Coca-Cola Company from January 2021 to December 2022. Prior to serving as President, West Zone Operations, North America Operating Unit, Ms. Stewart served as Senior Vice President, National Retail Sales from December 2018 to December 2020. From March 2015 to December 2018, Ms. Stewart served as Vice President, National Retail Sales – Publix at The Coca-Cola Company. During her 20-plus year tenure at Coca-Cola, Ms. Stewart has held leadership positions across finance, revenue growth management, sales, operations, and general management. Ms. Stewart brings a wide range of food and beverage experiences, particularly in working with major retailers and developing new business. Ms. Stewart formerly served as the Chair of the board of directors of GLAAD, having served in that role November 2016 to November 2022. Ms. Stewart also serves as a member of the board of directors of the Retail Industry Leaders Association, having served in this role since January 2023, serves as a member of the board of directors of National Restaurant Association, having served since January 2022, and as a member of the board of directors of 3DE by Junior Achievement, having served since November 2020. Ms. Stewart also currently serves as a member of the board of directors of the Coca-Cola Scholars Foundation, having served in this role since January 2021, and as a member of the Board of Directors of the Food Marketing Institute Foundation, having served in this role since January 2023. Ms. Stewart also serves on the Global Advisory Board of OUT Leadership having served in that role since January 2021. Ms. Stewart received a B.B.A. from Georgia State University and an M.B.A. from Oglethorpe University and holds a Harvard Business School executive education certification. She also is a graduate of the Golden Crown Literary Society Writing Academy and Leadership Atlanta.

Qualifications

Ms. Stewart’s qualifications to serve on our Board of Directors include her substantial experience in a leading consumer packaged goods company in the area of sales and sales operations.

2024 PROXY STATEMENT 15

PROPOSAL NO. 1: ELECTION OF DIRECTORS ∎ DIRECTORS OF UTZ BRANDS, INC.

Class III Nominees Continuing in Officer Until the 2026 Annual Meeting of Stockholders

Timothy Brown Age: 61

Career Highlights

Mr. Brown has served as a member of the Board of Directors of the Company since August 2020. Since 2001 Mr. Brown has served as the Founder and CEO of Sageworth, an entity comprised of Sageworth Holdings, LLC (“Sageworth Holdings”), Sageworth Trust Company and Sageworth Trust Company of South Dakota which collectively provide investment management, fiduciary, planning, and advisory services to highly successful individuals and families. As an attorney, accountant and the Founder and Chief Executive Officer of Sageworth, Mr. Brown brings extensive business, financial, legal, accounting, and investment knowledge to his position on the Board. Mr. Brown serves as Vice Chair of High Holdings Corporation, which owns the voting stock of a private, diversified steel, concrete, and real estate company, having served in that role since September 2021. Mr. Brown also serves on the Board of Directors of Penn State Health, a large hospital system, having served in that role since November 2018, and chaired the Penn State Health Finance Committee from November 2018 to September 2023, Investment Committee from February 2019 to September 2023, and was a member of its Executive Committee from July 2020 to September 2023. Mr. Brown is the current International Chair and serves on the Board of Directors of Chief Executives Organization, a 501(c)(6) organization; he has served on the Board of Directors since November 2016 and as a member of its Executive Committee since November 2018. Mr. Brown also serves on the Advisory Board of the Global Family Enterprise Program at Columbia Business School, having served in this role since May 2021. Mr. Brown has been a member of Young Presidents Organization since January 2005 and has previously served as its chair emeritus, chair, education officer, and finance officer of the Pennsylvania chapter. Mr. Brown helped found the S. Dale High Family Business Center at Elizabethtown College, is a founding director of Music for Everyone, former trustee of the Pennsylvania Academy of Music, past general counsel and secretary of The Lancaster Alliance, past president of the Lancaster Museum of Art, and past director of Harb-Adult, a homeless shelter. Mr. Brown received his Juris Doctor degree from the Georgetown University Law Center in Washington, D.C., and a B.S. in accounting from Penn State, graduating with the highest distinction.

Qualifications

Mr. Brown’s qualifications to serve on our Board of Directors include his historical understanding of our Company coupled with his extensive legal, financial, and investment experience.

Christina Choi Age: 46

Career Highlights

Ms. Choi has served as a member of the Board of Directors of the Company since August 2020. Ms. Choi is currently Senior Vice President of Marketing and a member of the North America marketing leadership team for Diageo, a global leader in alcoholic beverages (NYSE: DEO). In July 2022 Ms. Choi was appointed to lead the Gin & Tequila categories across North America, in addition to the Breakout Growth Brand organization – a marketing and sales organization dedicated to accelerating high potential brands. Ms. Choi joined Diageo in January 2019 to lead the Gin, Rum & Tequila categories across North America, including consumer brands such as Tanqueray Gin, Captain Morgan Rum, and Don Julio Tequila. Ms. Choi is responsible for category strategy, brand marketing, and commercialization activities across this portfolio. Prior to Diageo, Ms. Choi served as Global Marketing Vice President for Anheuser-Busch InBev (NYSE: BUD), the world’s largest brewer, from March 2013 to January 2019. In this role, Ms. Choi developed the global launch strategy for Michelob Ultra, delivered double digit global sales growth for Stella Artois including leading two Super Bowl marketing campaigns, and oversaw the development and commercialization of several emerging brands. From 2006 to 2012, Ms. Choi held various marketing and innovation roles within the personal care business of Unilever PLC, based in the U.S. and Singapore. Ms. Choi led multiple brands and innovation launches globally, including across the U.S., Southeast Asia, Middle East, and Africa, among others. Ms. Choi began her career in financial services at Goldman Sachs in the Credit Risk Management and Advisory group and Goldman Sachs Asset Management. Ms. Choi holds an M.B.A. from Harvard Business School and a B.A. in Economics from Vassar College.

Qualifications

Ms. Choi’s qualifications to serve on our Board of Directors include her substantial marketing, commercialization and leadership experience, in each case as it applies to product campaigns and launches.

16

PROPOSAL NO. 1: ELECTION OF DIRECTORS ∎ DIRECTORS OF UTZ BRANDS, INC.

Roger Deromedi Age: 70

Career Highlights

Mr. Deromedi serves as Lead Independent Director of Utz, having served in this role since December 2022. Prior to this role, Mr. Deromedi served as Chairperson of the Company from August 2020 to December 2022, and was Co-Executive Chairperson of Collier Creek from June 2018 through the Closing of the Business Combination in August 2020. Mr. Deromedi has over 45 years of operational experience in the consumer goods sector, overseeing multiple businesses and iconic consumer brands. Mr. Deromedi was Independent Chairperson and Lead Independent Director of Pinnacle Foods from April 2016 to October 2018 and was Non-Executive Chairperson from July 2009 to April 2016 and Executive Chairperson from April 2007 to July 2009. Mr. Deromedi also was an advisor to Blackstone in relation to their acquisition of the company in April 2007. Pinnacle Foods was a manufacturer and marketer of consumer branded food products, whose key brands include Birds Eye (frozen vegetables, meals, and sides), Duncan Hines (desserts), Vlasic (pickles), Wishbone (salad dressings), Aunt Jemima (breakfast products), Mrs. Butterworth and Log Cabin (syrups), Udi’s and Glutino (gluten-free products), and Gardein (plant-based entrees and meat substitutes), among others. During Mr. Deromedi’s tenure, the company acquired and successfully integrated multiple businesses including Birds Eye Foods, Wishbone, Gardein, and Boulder Brands. From July 2013 to June 2015, Mr. Deromedi was an Executive Advisor for Blackstone in the consumer goods sector and was an independent advisor to Blackstone from 2007 to 2013. From 2003 to 2006, Mr. Deromedi was Chief Executive Officer of Kraft, which at the time was one of the world’s largest food companies, with iconic brands such as Kraft, Maxwell House, Nabisco, Oscar Mayer and Philadelphia. During this time, Mr. Deromedi integrated Kraft’s separate North American and International businesses. Prior to this, Mr. Deromedi was Co-CEO of Kraft from 2001 to 2003 during which time there was an initial public offering of the company, raising approximately $8.7 billion in gross proceeds. Mr. Deromedi was previously President of Kraft Foods International, President of the company’s Asia Pacific business, and President of Kraft’s Western European business, based in Zurich. Mr. Deromedi also served as Area Director of the company’s business in France, Iberia and Benelux, based in Paris, and was General Manager of Kraft’s cheese and specialty products businesses in the United States. Mr. Deromedi began his career with General Foods, Kraft’s predecessor company, in 1977 where he held various marketing positions. Mr. Deromedi previously served on the board of directors of Pinnacle Foods from 2007 to 2018, Kraft from 2001 to 2006 and The Gillette Company, Inc. from 2003 to 2005 (when the company was merged with The Procter & Gamble Company). Mr. Deromedi currently serves as a Director of The Joffrey Ballet and as a Life Trustee of the Field Museum. Mr. Deromedi earned an M.B.A. from the Stanford Graduate School of Business and a B.A. in Economics and Mathematics from Vanderbilt University.

Qualifications

Mr. Deromedi’s qualifications to serve on our Board of Directors include his experience as a senior executive officer and/or director of multiple businesses in the consumer sector, his track record of building significant stockholder value, his experience in evaluating, executing, and integrating acquisitions, and his history of serving as a director for several public and private companies.

Dylan Lissette Age: 52

Career Highlights

Mr. Lissette serves as the Chairperson of Utz, having served in this role since May 2023. Prior to this role, Mr. Lissette served as the Executive Chairperson from December 2022 to May 2023. Mr. Lissette has served as a member of the Board of Directors of the Company since August 2020. Prior to serving as the Executive Chairperson of Utz, Mr. Lissette served as the Chief Executive Officer of Utz from August 2020 until December 2022, having assumed that role in connection with the Business Combination. Prior to the closing of the Business Combination in August 2020, Mr. Lissette served as the Vice Chairperson, President and Chief Executive Officer of Utz and its predecessor companies. Mr. Lissette also served as the sole manager of UBH from September 2016 through the Closing of the Business Combination in August 2020. Prior to serving as Chief Executive Officer at Utz, Mr. Lissette served as the Company’s Chief Operating Officer from January 2011 to January 2013 and Executive Vice President of Sales and Marketing from January 2008 to January 2011. Prior to his service as an executive officer of the Utz companies, Mr. Lissette served the Utz companies in several capacities since joining in 1995, including serving as Retail Sales Manager, Key Account Director, and Director of Marketing. In 2007, Mr. Lissette was promoted to the position of Senior Vice President — Sales Operations where he had direct responsibility for route sales development in our Mid-Atlantic core markets and system-wide administration of the company’s DSD operations. Mr. Lissette represents the fourth generation of family leadership and involvement at Utz and is the son-in-law of Michael W. Rice, who serves as our Chairperson Emeritus and is a member of our Board of Directors. Mr. Lissette also served on the Board of Directors of Hanover Hospital from August 2011 until August 2018, and currently serves as a member of the Board of Directors of Athletic Brewing Company, a private, craft non-alcoholic beer company, having served in this role since March 2021, prior to which he served as a member of the Advisory Board from November 2019. Since June of 2023, Mr. Lissette has served as a member of the Executive Committee of Sageworth Holdings, LLC. Mr. Lissette holds a B.S. degree in Business Economics and Public Policy from The George Washington University.

Qualifications

Mr. Lissette’s extensive institutional knowledge and executive experience across a multitude of roles at Utz, including most recently as the Executive Chairperson of Utz, qualifies him to serve on our Board of Directors.

2024 PROXY STATEMENT 17

EXECUTIVE OFFICERS OF UTZ BRANDS, INC.

EXECUTIVE OFFICERS OF UTZ BRANDS, INC.

Our executive officers are elected annually and serve at the pleasure of the Board. The following sets forth the name, age as of the record date, position(s) with us and selected biographical information for our executive officers. The biography of Mr. Friedman is provided above under “Proposal No. 1: Election of Directors.”

NAME	AGE	POSITION

Howard Friedman	54	Chief Executive Officer

Mitch Arends	48	Executive Vice President, Chief Integrated Supply Chain Officer

Jennifer Bentz	53	Executive Vice President, Chief Marketing Officer

Cary Devore	51	Executive Vice President, Chief Operating and Transformation Officer

Ajay Kataria	47	Executive Vice President, Chief Financial and Accounting Officer

Shannan Redcay	43	Executive Vice President, Manufacturing

Mark Schreiber	60	Executive Vice President, Sales and Chief Customer Officer

Theresa Shea	51	Executive Vice President, General Counsel and Corporate Secretary

James Sponaugle	47	Executive Vice President, Chief People Officer

Chad Whyte	48	Executive Vice President, Supply Chain

Mitch Arends Age: 48

Mr. Arends serves as Executive Vice President, Chief Integrated Supply Chain Officer at Utz, having served in that role since November 2023. As EVP, Chief Integrated Supply Chain Officer, he oversees all aspects of the supply chain, including procurement, manufacturing, transportation, warehousing, planning, quality, and research & development. Mr. Arends joined Utz in November 2023, prior to which he served from September of 2021 to September of 2023 as the Chief Supply Chain Officer of North America at Kraft Heinz (Nasdaq: KHC), an American multinational food company. During Mr. Arends, 13 years at Kraft Heinz, in addition to serving as the Chief Supply Chain Officer of North America, Mr. Arends lead North America Operations & Manufacturing since 2018 until September 2021 as well several Business Unit operations roles in addition to roles in Procurement and Plant management. Prior to his time at Kraft, Mr. Arends served six years at Nestle & Gerber (OTCMKTS: NSRGY), a Swiss multinational food and drink processing conglomerate corporation, from 2004 to 2010, Prior to Mr. Arends’ roles at Nestle, Mr. Arends spent five years in several supply chain roles at Deere & Company (NYSE: DE), an American manufacturing corporation. Mr. Arends started his career in 1996 with Quality Farm and Fleet, a retail chain focusing on farm supplies and equipment, where he worked in Supply Chain and Merchandising.

Mr. Arends holds a B.A. in Supply Chain Management / Operations Management from Michigan State University, as well as an M.B.A. from Arizona State University with an emphasis in Supply Chain Management.

Jennifer Bentz Age: 53

Ms. Bentz joined the Company as Executive Vice President, Insights, Innovation, and Marketing Services in July 2023. She moved into the role of Executive Vice President, Chief Marketing Officer, in January of 2024. Prior to joining the Company, Ms. Bentz served as Executive Vice President, Applied Technology & Insights at CLIF Bar & Co. (now part of the Mondelēz International, Inc. (Nasdaq: MDLZ)), from October 2020 to July 2023 where she led a cross-functional team and successfully infused consumer understanding into marketing activation to deliver consumer growth goals. Prior to her time at CLIF Bar & Co., Ms. Bentz served as the Chief Client Officer for Mintel, a global intelligence agency, from March 2020 to October 2020 where she led consulting and global key account teams working across the food & beverage, financial services, insurance, and technology industries. From June 2013 to December 2019, Ms. Bentz led Innovation & Insights for Tyson Foods Inc. (NYSE: TSN). Prior to joining Tyson, Ms. Bentz led the Global Consumer Insight and Strategy team at Kraft Foods (Nasdaq: KHC). While at Kraft, from 1999 to 2013, she also held leadership positions on the corporate product, package, and quality team as well as functional insights responsibility for the Foodservice and Grocery business units. Prior to Kraft, Ms. Bentz also held various positions with S.C. Johnson’s business units. She started her career at Information Resources, Inc. (IRI) (now Circana, Inc.), where she functioned as a client service professional, managing interactions with clients and providing marketing and sales consultation. Ms. Bentz holds a B.S. in Marketing from Indiana University, where she also minored in Sociology.

18

EXECUTIVE OFFICERS OF UTZ BRANDS, INC.

Cary Devore Age: 51

Mr. Devore serves as Executive Vice President, Chief Operating and Transformation Officer of Utz, having served in this role since November 2023, prior to which Mr. Devore served as Executive Vice President, Chief Operating Officer from October 2021 to November 2023. In his current role, Mr. Devore works across the organization to help drive revenue growth, productivity, and operational excellence. In addition, he continues to drive the Company’s strategic corporate initiatives including mergers and acquisitions and capital markets. Prior to his role as Chief Operating Officer, Mr. Devore held the position of Executive Vice President and Chief Financial Officer of Utz from July 2019 to October 2021. Mr. Devore began working with Utz in November 2016 as the lead representative of Metropoulos & Co. on the Board of Managers of the Continuing Members, where he worked alongside Dylan Lissette to drive our acquisition and value creation efforts and became Executive Vice President and Chief Financial Officer in July 2019. Prior to serving as Chief Financial Officer, Mr. Devore served as Executive Vice President since December 2017 and as Senior Vice President from November 2016 until December 2017. From November 2014 until August 2017, Mr. Devore was a Managing Director of Metropoulos & Co., a private equity firm, where he focused on direct equity investments in the food and beverage sector. Prior to his service at Metropoulos, from October 2009 through August 2014, Mr. Devore was Co-Founder and Managing Director of SilverStream Capital, LLC, a family office focused on investments in healthcare and technology. From October 2005 through June 2009, Mr. Devore co-founded and led HBK Private Equity, LLC, the private equity arm of the hedge fund HBK Capital Management. Earlier in his career, Mr. Devore worked for Jordan Industries, Inc., an affiliate of The Jordan Company, from May 1996 to July 2002, focusing on middle market buy and build strategies; as well as at UBS Investment Bank, an investment bank, from August 2004 to October 2005; and Price Waterhouse LLP, a multinational professional services network of firms, from August 1994 to May 1996. Mr. Devore serves on the Board of Directors of Arc Burger, LLC a private equity company focused on the restaurant industry, having served in this role since October 2023. Mr. Devore has served on the Board of Directors of Church’s Holdings Corp., an American restaurant chain that specializes in fried chicken, since November 2021, and has served as a member of the Board of Directors of Rego Restaurant Holdings, LLC, a restaurant platform that uses targeted capital, scale, management expertise, and a focus on innovation to revitalize iconic restaurant brands, since June 2018. Mr. Devore graduated from the University of Illinois with a B.S. in Accounting, Magna Cum Laude, and received his M.B.A. from the University of Michigan with High Honors.

Ajay Kataria Age: 47

Mr. Kataria serves as Executive Vice President, Chief Financial and Accounting Officer at Utz, having served in this role since October 2021. In this role, Mr. Kataria is responsible for all of the Company’s financial functions, including serving as the company’s principal accounting officer, and is responsible for the Information Technology function that he oversaw in his previous role. Prior to his service as Executive Vice President and Chief Financial Officer, Mr. Kataria served as Executive Vice President of Finance and Accounting from July 2019 until October 2021. Mr. Kataria joined the Utz companies in July 2017 as Senior Vice President of Finance and Treasury to support our financial planning, analytics and business transformation efforts, and became Executive Vice President in July 2019. Prior to joining the Utz companies, from April 2016 until July 2017, Mr. Kataria served as Vice President of Global Finance and Strategy at Armstrong Flooring, Inc., a producer of residential and commercial flooring products. Prior to his time at Armstrong, from August 2014 until April 2016, Mr. Kataria served as Vice President of Supply Chain Finance at Chobani, Inc., a producer of Greek yogurt and dairy products. Prior to Chobani, Mr. Kataria worked for ten years at PepsiCo, Inc. (NASDAQ: PEP), an American multinational food, snack, and beverage corporation, in various supply chain and finance roles of increasing responsibility. Mr. Kataria holds a Bachelor of Technology from the National Institute of Technology, India and earned his M.B.A. from Southern Methodist University, Cox School of Business.

Shannan Redcay Age: 43

Ms. Redcay serves as Executive Vice President, Manufacturing at Utz having served in this role since June 2022. In this role, Ms. Redcay has responsibility for Manufacturing, Manufacturing Operational Excellence, Value Creation, Continuous Improvement, Engineering, Quality Assurance, Safety, Innovation and Research & Development. Prior to her role as EVP, Manufacturing, Ms. Redcay held roles of increasing responsibility at Utz, including as Senior Vice President of Manufacturing from April 2022 to June 2022, Senior Vice President Productivity and Development from November 2021 to April 2022 and Senior Vice President of Innovation and Value Creation from July 2020 to November 2021, during which time Ms. Redcay was tasked with advancing the brand’s innovation initiatives including Utz’s entry into new potential categories, forms and formats and ultimately delivering consumer-led innovation that capitalizes on emerging trends. Prior to these roles, Ms. Redcay served as Senior Director of Innovation and Quality Assurance at Utz from January 2019 to July 2020, and as Director, Product Innovation from April 2015 to January 2019. Prior to joining Utz, Ms. Redcay served in various roles at WhiteWave Foods, an international food company in the plant-based, organic dairy and organic produce categories. During Ms. Redcay’s tenure at WhiteWave from 2006 to 2015, her roles included Director R&D, Dean Foods, where she helped launch TruMoo consolidated formulas across all regional dairies; Director of Packaging and Regulatory with a focus on new packaging format development; and Director of Horizon Organic where she helped drive expansion into Food categories. Ms. Redcay earned her B.S. and M.S. from Purdue University.

2024 PROXY STATEMENT 19

EXECUTIVE OFFICERS OF UTZ BRANDS, INC.

Mark Schreiber Age: 60

Mr. Schreiber serves as Executive Vice President, Sales and Chief Customer Officer at Utz, having served in this role since June 2021. Prior to serving as Executive Vice President, Chief Sales and Customer Officer, Mr. Schreiber served as EVP, Chief Customer Operating Officer, Sales & Marketing from October 2020 to June 2021, and as Chief Customer Officer from April 2017 until October 2020. Prior to his service at the Utz companies, Mr. Schreiber served as the Senior Vice President of Sales and Operations for Pepperidge Farm, Inc., a commercial bakery that was acquired by Campbell Soup Company, and on the Global Sales Leadership team for Campbell Soup Company (NYSE: CPB), a processed food and snack company, from January 2008 to April 2017. Mr. Schreiber also worked at Pepperidge Farm, Inc., an American commercial bakery, as Customer Vice President from January 2002 until January 2008, and as Vice President Customer Trade Marketing from January 1999 until January 2002. Prior to Pepperidge Farm, from January 1987 to January 1999, Mr. Schreiber began his career at Frito-Lay, a manufacturer of corn chips, potato chips and other snack foods, performing various roles in sales, strategic accounts, supply chain, marketing and DSD strategic operations. Mr. Schreiber is a current member of the Food Industry Association and served as a Sales Executive Board Member of the Grocery Manufacturers Association from 2010 until 2016. Mr. Schreiber holds a B.S. in Marketing from The Pennsylvania State University.

Theresa Shea Age: 51

Ms. Shea has served as Executive Vice President, General Counsel & Corporate Secretary since July 2021. Prior to joining Utz, Ms. Shea was Vice President & General Counsel of True Value Company, LLC, a hardware wholesaler that services independent hardware store owners, having served in that role since July 2018. Before assuming that role in July 2018, Ms. Shea served as Assistant General Counsel, Labor & Employment for True Value starting in December 2007. During her tenure at True Value, Ms. Shea served as Executive Sponsor of the Inclusion & Diversity Council and True Value Foundation and led the internal COVID Crisis Team. From November 2002 through December 2007, Ms. Shea held the role of Senior Counsel at United Airlines, Inc., assisting the Company as it renegotiated all of its employment commitments during its post-09/11 bankruptcy. Earlier in her career, Ms. Shea worked as an associate for Seyfarth Shaw, an international law firm, out of its Chicago, Illinois office, focusing her practice in labor, employment and education law. Ms. Shea graduated from the University of Illinois at Urbana-Champaign, Bronze Tablet in 1994 with a B.A. Degree in the Teaching of English and Magna Cum Laude in 1997 with a Juris Doctor degree. Ms. Shea obtained a Certificate in Executive Management from the University of Notre Dame in 2015.

James Sponaugle Age: 47

Mr. Sponaugle serves as the Executive Vice President, Chief People Officer at Utz, having served in this role since August 2021. Prior to his role as Chief People Officer, Mr. Sponaugle served as Senior Vice President, Human Resources & Personnel Development at Utz, from February 2020 until August 2021. Prior to joining the Utz companies, from January 2009 until January 2020, Mr. Sponaugle worked at the Stewart Companies family of businesses, a company handling the entire range of construction-related services. Starting with Poole Construction from January 2009 to June 2010, and then moving to Riley Welding and Fabricating, a metal fabrication division of Stewart Companies, a full-service construction-related services company, serving as General Manager and Vice President from June 2010 until March 2018. Mr. Sponaugle was promoted to Executive Vice President and added the responsibility of running Stewart & Tate Construction Industrial Division starting March 2018 through January 2020, while also maintaining his responsibilities at Riley Welding and Fabricating. Mr. Sponaugle started his career in January 1999 with Cintas Corporation (NASDAQ: CTAS), a public company operating nearly 500 facilities in North America, including five manufacturing facilities and eleven distribution centers, which provides a range of products and services to businesses including uniforms, mats, mops, cleaning and restroom supplies, first aid and safety products, fire extinguishers and testing, and safety courses. Mr. Sponaugle spent close to a decade at Cintas holding various leadership roles in Sales and Operations, finishing his career as a General Manager overseeing a 3-shift operation with approximately 165 associates, including approximately 55 routes and Service Sales Representatives. Mr. Sponaugle served as the Chairperson of the Board of Directors of the YMCA of Hanover from April 2019 until April 2022. Mr. Sponaugle earned his B.S. in Business Management from Cornell University.

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EXECUTIVE OFFICERS OF UTZ BRANDS, INC.

Chad Whyte Age: 48

Mr. Whyte serves as Executive Vice President, Supply Chain at Utz, having served in that role since June 2022. As EVP, Supply Chain, Mr. Whyte has responsibility for procurement, customer logistics, transportation, distribution, and integrated business management (including demand and supply planning), which plays an integral role in the supply chain process. Mr. Whyte joined Utz in January 2022 as Senior Vice President, Supply Chain Planning and Logistics and remained in that position until assuming his current role in June 2022. Mr. Whyte joined Utz with 25 years of experience in supply chain roles, most recently as President and Chief Executive Officer of Aloe Group, LLC, a consulting group focused on logistics, packaging, and transportation, serving in this role from January 2020 to December 2021. Prior to Aloe, Mr. Whyte was Vice President, Supply Chain at Pinnacle Foods from March 2015 to December 2019, where he was responsible for all transportation, deployment planning, warehousing and network optimization for a $3.5 billion revenue business. Prior to Pinnacle Foods, Mr. Whyte was Senior Director, Logistics at Campbell Soup Company (NYSE: CPB), an American processed food and snack company; Director, Logistics North America at Reckitt Benckiser (OTCMKTS: RBGLY), a British multinational consumer goods company headquartered in Slough, England from February 2011 to August 2014, and Director, Supply Chain Planning at Church & Dwight Company (NYSE: CHD), an American consumer goods company focusing on personal care, household products, and specialty products, from May 2001 to January 2011. Mr. Whyte received a B.S. in Supply Chain and Information Systems, as well as an M.B.A., from The Pennsylvania State University. He was also an adjunct faculty member for Penn State’s Executive Education Program on Achieving Supply Chain Transformation.

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CORPORATE GOVERNANCE ∎ COMMITTEES AND MEETINGS OF THE BOARD

CORPORATE GOVERNANCE

We have established corporate governance practices designed to serve the best interests of Utz and our stockholders. We are in compliance with the current corporate governance requirements imposed by the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the listing standards of the New York Stock Exchange (“NYSE”). Our current Code of Business Conduct and Ethics, Supplier Code of Conduct, and Corporate Governance Guidelines and charters for the standing committees of the Board are available on our investor website at https://investors.utzsnacks.com/investors under the heading “Governance — Governance Documents.”

Set forth below is information regarding the meetings of the Board during fiscal year 2023, a description of the Board’s standing committees and additional information about our corporate governance policies and procedures.

Committees and Meetings of the Board

Board Composition. Our business affairs are managed under the direction of our Board of Directors. Our Board of Directors consists of twelve members, divided into three classes of staggered three-year terms.

Pursuant to the Investor Rights Agreement, Agreement, subject to certain step-down provisions, the Company, the Founder Holders and the Continuing Members will take all Necessary Action to include in the slate of nominees recommended by the Board for election as directors at each annual or special meeting of stockholders at which directors are to be elected five Continuing Member Nominees recommended by the Continuing Members and five Sponsor Nominees recommended by the Sponsor Representative. In addition, at such time as an Outside CEO is elected by our Board of Directors such Outside CEO will be elected to our Board of Directors, subject to the terms of the Investor Rights Agreement.

At each annual meeting of our stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring, as follows:

∎	The Class I directors are John Altmeyer, Howard Friedman, Jason Giordano, and B. John Lindeman;

∎	The Class II directors are Antonio Fernandez, Michael Rice, Craig Steeneck, and Pamela Stewart; and

∎	The Class III directors are Timothy Brown, Christina Choi, Roger Deromedi, and Dylan Lissette.

Each director’s term will continue until the election and qualification of his or her successor, or his or her earlier death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors.

Each of our officers serve at the discretion of our Board and will hold office until his or her successor is duly appointed and qualified or until his or her earlier resignation or removal. Except with respect to Messrs. Rice and Lissette, who are related as set forth in their biographies (see “Proposal No. 1: Election of Directors”), there are no family relationships among any of our directors or officers.

Meetings of the Board. Our Corporate Governance Guidelines provide that directors should make every effort to attend all meetings of the Board, meetings of the committees of which they are members, and the annual meeting of stockholders, and be prepared to participate in discussions of issues presented. In 2023, our Board met six times and each of the incumbent directors then serving on our Board attended at least 75% of the aggregate number of meetings held by the Board and by each of the committees on which such director served during his or her tenure on the Board.

Board Committees. Our Board has an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, consisting of the following directors:

∎	Audit Committee: Craig Steeneck (Chair), Roger Deromedi, Antonio Fernandez, and B. John Lindeman;

∎	Compensation Committee: Jason Giordano (Chair), John Altmeyer, Craig Steeneck, and Pamela Stewart; and

∎	Nominating and Corporate Governance Committee: John Altmeyer (Chair), Christina Choi, and Jason Giordano.

All of the committee members are “independent” under the listing standards of NYSE. Members will serve on these committees until their resignation or until as otherwise determined by our Board.

Audit Committee. Craig Steeneck, Roger Deromedi, Antonio Fernandez and B. John Lindeman serve as members of our Audit Committee. Under the NYSE listing standards and applicable SEC rules, all the directors on the Audit Committee must be

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CORPORATE GOVERNANCE ∎ COMMITTEES AND MEETINGS OF THE BOARD

independent; our Board has determined that each of Messrs. Steeneck, Deromedi, Fernandez and Lindeman are independent under the NYSE listing standards and applicable SEC rules. Mr. Steeneck serves as the Chairperson of the Audit Committee. Each member of the Audit Committee is financially literate and our Board of Directors has determined that Mr. Steeneck qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

Our Audit Committee is responsible for, among other things:

∎	Selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

∎	Helping to ensure the independence and performance of the independent registered public accounting firm;

∎

Discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and the independent registered public accounting firm, our interim and year-end financial statements;

∎	Developing procedures for associates to submit concerns anonymously about questionable accounting or audit matters;

∎	Reviewing and overseeing our policies on risk assessment and risk management, including enterprise risk management;

∎	Reviewing related person transactions;

∎	Oversight of the Company’s Cybersecurity program and risks;

∎	Preparing the annual report of the Audit Committee required by the rules of the SEC;

∎	Reviewing the adequacy and effectiveness of internal control policies and procedures and our disclosure controls and procedures;

∎

Approving or, as required, pre-approving, all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm; and

∎	Fulfilling each of the Audit Committee’s other responsibilities and duties outlined in the charter.

Our Board of Directors adopted a written charter for the Audit Committee which is available on our investor website at http://investors.utzsnacks.com/investors under the heading “Governance — Governance Documents.”

In fiscal year 2023, the Audit Committee met six times.

Compensation Committee. Jason Giordano, John Altmeyer, Craig Steeneck and Pamela Stewart serve as members of our Compensation Committee. Under the NYSE listing standards, we are required to have a Compensation Committee composed entirely of independent directors; our Board of Directors has determined that each of Messrs. Giordano, Altmeyer and Steeneck and Ms. Stewart are independent. Mr. Giordano serves as Chairperson of the Compensation Committee.

Our Compensation Committee is responsible for, among other things:

∎	Reviewing, approving and determining the compensation and benefits of our officers and key associates;

∎	Reviewing, approving and determining compensation and benefits, including equity awards, granted to directors for service on our Board of Directors or any committee thereof;

∎	Administering our equity compensation plans;

∎	Preparing the annual report of the Compensation Committee as required by the rules of the SEC;

∎	Reviewing, approving and making recommendations to our Board of Directors regarding incentive compensation and equity compensation plans;

∎	Establishing and reviewing general policies relating to compensation and benefits of our officers, directors and associates; and

∎	Fulfilling each of the Compensation Committee’s other responsibilities and duties outlined in the charter.

Our Board of Directors adopted a written charter for the Compensation Committee, which is available on our investor website at http://investors.utzsnacks.com/investors under the heading “Governance — Governance Documents.”

In fiscal year 2023, the Compensation Committee met four times.

Nominating and Corporate Governance Committee. John Altmeyer, Christina Choi and Jason Giordano serve as members of our Nominating and Corporate Governance Committee. Under the NYSE listing standards, we are required to have a nominating and corporate governance committee composed entirely of independent directors; our Board of Directors has determined that each of Messrs. Altmeyer and Giordano and Ms. Choi are independent. Mr. Altmeyer serves as Chairperson of the Nominating and Corporate Governance Committee.

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CORPORATE GOVERNANCE ∎ COMMITTEES AND MEETINGS OF THE BOARD

The Nominating and Corporate Governance Committee is responsible for, among other things:

∎	Identifying, evaluating and selecting, or making recommendations to our Board of Directors regarding nominees for election to our Board of Directors and its committees;

∎	Evaluating the performance of our Board of Directors and of individual directors;

∎	Considering, and making recommendations to our Board of Directors regarding the composition of our Board of Directors and its committees;

∎	Evaluating the operations and performance of the committees of our Board of Directors;

∎	Reviewing developments in corporate governance practices;

∎	Reviewing on a regular basis the adequacy of our overall corporate governance practices and reporting and recommending improvements for approval by our Board of Directors where appropriate;

∎	Developing, recommending to our Board of Directors, and periodically reviewing our Corporate Governance Guidelines;

∎

Reviewing and overseeing our strategy, risks, opportunities, and related reporting with respect to environmental, social and governance matters in coordination with other committees of our Board of Directors;

∎	Developing and making recommendations to our Board of Directors regarding corporate governance guidelines and matters;

∎	Coordinating, conducting and overseeing an annual performance evaluation of the Nominating and Corporate Governance Committee; and

∎	Fulfilling each of the Nominating and Corporate Governance Committee’s other responsibilities and duties outlined in the charter.

Our Board of Directors adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our investor website at http://investors.utzsnacks.com/investors under the heading “Governance — Governance Documents.”

Our Corporate Governance Guidelines provide that the Nominating and Corporate Governance Committee is responsible for conducting all necessary and appropriate inquiries into the background and qualification of each potential director candidate and recommending to our Board of Directors those candidates to be nominated for election to our Board of Directors, subject to the Investor Rights Agreement or any other stockholder agreement setting forth procedures or requirements governing the nomination of directors to our Board of Directors. In identifying, evaluating and determining whether to ultimately recommend a person as a candidate for election as a director, the Nominating and Corporate Governance Committee evaluates all factors that it deems appropriate, including the terms of the Investor Rights Agreement (or any other stockholder agreement applicable to us from time to time), as well as the qualifications set forth in our Corporate Governance Guidelines. It also considers specific characteristics and expertise that it believes will enhance the diversity of experience, technical skills, industry knowledge and experience, financial expertise, and local or community ties of our Board of Directors. Each director is expected to be an individual of high character and mature judgment, who has familiarity with the Company’s business and industry, independence of thought and an ability to work collegially.

In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers matters relating to the retirement of members, including any term limits or age limits, as well as the performance of such directors and any other qualifications and characteristics set forth in the committee’s charter.

The Nominating and Corporate Governance Committee may retain and obtain the advice of any advisor to conduct or assist with this evaluation. Ultimately, the Nominating and Corporate Governance Committee seeks to recommend to our Board those nominees whose specific experience, qualifications, attributes, diversity and skills will ensure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure and the environment in which the Company is operating. In particular, the Nominating and Corporate Governance Committee will seek nominees who will: (i) dedicate sufficient time, energy and attention to ensure the diligent performance of Board duties; (ii) comply with the duties and responsibilities set forth in our Corporate Governance Guidelines and in our Bylaws; (iii) comply with all duties of care, loyalty and confidentiality applicable to them as directors of a publicly traded corporation organized in Delaware; and (iv) adhere to our Code of Business Conduct and Ethics.

The Nominating and Corporate Governance Committee will also consider recommendations of qualified nominees by stockholders on a substantially similar basis as it considers other nominees. If any stockholder wishes to recommend candidates directly to our Nominating and Corporate Governance Committee, such stockholder may do so by sending timely notice to the Corporate Secretary and otherwise in accordance with the terms of our Bylaws. To be timely, a stockholder’s notice shall be delivered to the Corporate Secretary not less than 90 days nor more than 120 days prior to the anniversary of the

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preceding year’s annual meeting. Such stockholder’s notice shall set forth certain information about the stockholder giving the notice and the nominee and other representations and certifications as set forth in our Bylaws. Any notice of director nomination submitted to the Company must include the information required by Rule 14a-19(b) under the Exchange Act.

In addition, the Board has delegated oversight of the Company’s ESG program to the Nominating and Corporate Governance Committee. See “Proxy Summary — Environmental, Social and Governance” at page 7 for additional details.

In fiscal year 2023, the Nominating and Corporate Governance Committee met four times.

Director Independence

Our Class A Common Stock is listed on the NYSE. Under the rules of the NYSE, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of the NYSE require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under the rules of the NYSE, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Exchange Act and the rules of the NYSE. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the rules of NYSE.

In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act and under the rules of the NYSE, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 under the Exchange Act and under the rules of the NYSE, the board of directors must affirmatively determine that each member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

Our Board of Directors has undertaken a review of the independence of each director and considered whether each of our directors has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, nine of our directors are considered “independent directors” as defined under the listing requirements and rules of NYSE and the applicable rules of the Exchange Act.

Corporate Governance Policies

In addition to corporate governance matters described throughout this Proxy Statement, some additional information about our corporate governance policies and procedures is set forth below:

Code of Ethics. Our Board of Directors adopted a Code of Business Conduct and Ethics that applies to all of our associates, officers and directors, including our Chairperson, Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our Code of Business Conduct and Ethics is available on our investor website at http://investors.utzsnacks.com/investors under the heading “Governance — Governance Documents.” We intend to post any amendments to, or any waivers from a provision of, our Code of Business Conduct and Ethics on the same website.

Corporate Governance Guidelines. Our Board of Directors adopted Corporate Governance Guidelines, which address items such as the qualifications and responsibilities of our directors and director candidates and the corporate governance policies and standards applicable to our Board. The Corporate Governance Guidelines reflect the Board’s commitment to effective corporate governance of Utz, with a view to enhancing long-term stockholder value. Topics addressed in the Corporate Governance Guidelines include, without limitation:

∎	Role and responsibility of the Board;

∎	Independence of directors;

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CORPORATE GOVERNANCE ∎ CORPORATE GOVERNANCE POLICIES

∎	Director qualification standards;

∎	Director orientation and continuing education;

∎	Conduct of Board meetings;

∎	Committees of the Board;

∎	Expectations of directors;

∎	Limitations on other board service;

∎	Management succession planning;

∎	Evaluation of Board performance; and

∎	Communications with stockholders and communications with non-management directors.

A copy of the Corporate Governance Guidelines is available on our investor website at http://investors.utzsnacks.com/investors under the heading “Governance — Governance Documents.”

Risk Management. Utz’s management is responsible for the day-to-day risk management of the Company, subject to oversight by the Board and its committees with regard to the major risks inherent in our business, including strategic, regulatory, compliance, operational, financial, reputational and cybersecurity risks, and the efforts of management to address and mitigate such risks.

The Board receives regular reports concerning our risk assessment and risk management from the Audit Committee, which meets periodically with our independent auditors, with our legal counsel and with management, to discuss the Company’s major risk exposures and the steps that management has taken to monitor and control such exposures. In addition to receiving regular reports from the Audit Committee related to financial risks, the Board also reviews information regarding other risks (including, without limitation, cybersecurity risks) through regular reports of its other committees, including information regarding compensation-related risk from the Compensation Committee and governance-related risk from the Nominating and Corporate Governance Committee. In 2020 the Board adopted a clawback and forfeiture policy which was amended effective October 2023 (the “Clawback Policy”), which, among other things, enables the Board, through the Compensation Committee, to enhance the Company’s risk management by providing for the recoupment or forfeiture of certain incentive-based compensation in the event of financial misstatements or other egregious misconduct by executives that had a detrimental effect on the Company.

We believe the division of risk management responsibilities described above is an effective approach for addressing the risks that we face.

Executive Sessions of Non-Management Directors. In accordance with our Corporate Governance Guidelines, our non- management directors meet in executive session for a portion of most Board meetings with only the Corporate Secretary present, if the presence of the Corporate Secretary is requested by our Board or the Chairperson. The Chairperson (if separate from the Chief Executive Officer) or the Lead Independent Director, if any, or a director designated by the non-management directors, presides at executive sessions of the Board. The Board believes that executive sessions foster free and open communication among the non-management directors, which will ultimately add to the effectiveness of the Board, as a whole.

Consideration and Determination of Executive and Director Compensation. The Compensation Committee has the primary authority to establish and review our overall compensation philosophy and to establish compensation for our executive officers, subject to such further action of our Board, with input from the Compensation Committee. The Board establishes and reviews appropriate compensation for our Chief Executive Officer. In establishing executive officer compensation, the Compensation Committee uses its evaluation of the executives’ performance and responsibilities, our overall performance and our Chief Executive Officer’s recommendations with respect to the other executive officers. In addition, the Compensation Committee has engaged an independent compensation consultant to advise regarding the status of Utz’s executive officer and director compensation in relation to comparable companies.

Management plays a significant role in the executive compensation-setting process. The most significant aspects of management’s role are:

∎	Evaluating associate performance;

∎	Preparing information for Compensation Committee meetings;

∎	Proposing business performance targets and objectives for consideration by the Compensation Committee;

∎	Providing background information regarding our strategic objectives; and

∎	Recommending salary levels and equity awards.

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From time to time, the Compensation Committee may invite to its meetings any director, member of management and such other persons as it deems appropriate in order to carry out its responsibilities. Typically, the Company’s Chief Executive Officer reviews the performance of senior management and makes a recommendation on compensation levels. In addition, our executive officers and other invited attendees answer questions posed by the Compensation Committee.

Under our Corporate Governance Guidelines, the compensation of non-employee directors is determined by the Board upon recommendation of the Compensation Committee. The guidelines further provide that non-employee directors are expected to receive a portion of their annual retainer in the form of equity. Employee directors are not paid additional compensation for their services as directors.

Insider Trading Policy. The Board adopted an updated insider trading policy on September 13, 2023, that, among other things, prohibits certain persons who are aware of material nonpublic information about a company from: (i) trading in securities of that company; or (ii) providing material nonpublic information about that company to other persons who may trade on the basis of that information. The Insider Trading Policy is intended to promote compliance with federal, state and foreign securities laws, NYSE listing standards and our obligations as a “control person” under the Insider Trading and Securities Fraud Enforcement Act of 1988 and Section 20(a) of the Exchange Act and the regulations thereunder, which include acting in good faith and avoiding directly or indirectly inducing the act or acts of violation or cause of action with respect to certain insider trading laws.

Restrictions on Short Sales or Speculative Transactions by All Directors and Associates. The Board believes that it is undesirable for our directors, officers and associates to engage in hedging or speculative transactions that may put the personal gain of the insider in conflict with the best interests of the Company and our securityholders or otherwise give the appearance of impropriety. Therefore, our directors, officers, and associates (and their affiliates), whether or not in possession of material non-public information, are generally prohibited from: (i) selling our securities that are of the same class during the six months following the purchase (or vice versa), (ii) selling our securities “short” (i.e., selling stock that is not owned and borrowing the shares to make delivery), (iii) transacting in put options, call options or other derivative securities, on an exchange or in any other organized market, (iv) engaging in hedging or monetization transactions, such as the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, and (v) certain other transactions set forth in our Insider Trading Policy.

Committee Authority to Retain Independent Advisors. The charters of each of the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee provide that each such committee has the authority to retain independent advisors, counsel, experts and consultants, with all fees and expenses paid by the Company.

Board Leadership Structure. Our current Board leadership structure separates the positions of Chief Executive Officer, Chairperson of the Board, and Lead Independent Director of the Board. The Board believes that this structure is appropriate for the Company because it allows for a division of responsibilities and a sharing of ideas between individuals having different perspectives. Our Chief Executive Officer, who is also a member of our Board, is primarily responsible for our operations and strategic direction. Our Chairperson is a non-independent director on our Board, and he, along with our Lead Independent Director, are primarily focused on matters pertaining to corporate governance, including strategic guidance. Our Corporate Governance Guidelines specify that when the Chairperson of the Board is a director who does not otherwise qualify as an independent director, a Lead Independent Director shall be elected annually by plurality vote of the independent directors, pursuant to a secret ballot, following nomination by the Nominating and Corporate Governance Committee. On December 15, 2022, Mr. Deromedi was appointed to the position of Lead Independent Director and Mr. Lissette was appointed Executive Chairperson, and in May 2023, Mr. Lissette transitioned to the role of Chairperson. The Lead Independent Director helps coordinate efforts of the independent and non-management directors in the interest of ensuring that objective judgment is brought to bear on sensitive issues involving the management of the Company and on the performance of senior management.

Policy for Director Attendance at Annual Meetings. Under our Corporate Governance Guidelines, each director is strongly encouraged to attend each Annual Meeting of Stockholders. All of the then current directors attended the 2023 Annual Meeting of Stockholders.

Process for Interested Parties to Send Communications to the Board. Our Corporate Governance Guidelines provide that any interested parties, including our stockholders, who wish to communicate with, or otherwise make his or her concerns known directly to the chairperson of any of the committees, or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to the Corporate Secretary of the Company, 900 High Street, Hanover, Pennsylvania 17331 or tshea@utzsnacks.com. Such communications may be done confidentially and/or anonymously. Communications received are forwarded directly to Board members. The Corporate Secretary may exclude a communication if it is illegal, unduly hostile or threatening or similarly inappropriate.

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EXECUTIVE AND DIRECTOR COMPENSATION ∎ COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE AND DIRECTOR COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

The core principles of our executive compensation program are to align the compensation of our executive officers with the long-term interests of our stockholders and to provide a total compensation opportunity that allows us to attract and retain talented executive officers and motivate them to achieve exceptional business results.

We achieve these goals by offering a total compensation program that consists of both fixed components (in the form of base pay and benefits) and variable, performance-based pay (in the form of short and long-term incentives) designed to reward performance. The total target compensation for our executive officers is weighted more heavily toward incentive compensation, in the form of an annual bonus program, restricted stock units (“RSUs”), and performance stock units (“PSUs”). Our compensation program is designed to achieve an appropriate balance of short-term and long-term incentives to ensure executive officers are properly balancing the need for consistent annual performance with the need for consistent performance over a multiple-year horizon. This compensation balance is intended to ensure that our executive officers share in both downside risk and upside opportunity based on our performance.

The following discussion describes and analyzes our compensation program for our named executive officers. Our named executive officers are our Chief Executive Officer who serves as our principal executive officer, our Chief Financial and Accounting Officer who serves as our principal financial officer, and the three other most highly compensated persons serving as executive officers as of the last day of our most recent fiscal year, which ended December 31, 2023 (the “named executive officers”), which individuals are:

∎	Howard Friedman, Chief Executive Officer

∎	Ajay Kataria, Executive Vice President, Chief Financial and Accounting Officer

∎	Cary Devore, Executive Vice President, Chief Operating and Transformation Officer

∎	Mark Schreiber, Executive Vice President, Sales and Chief Customer Officer

∎	Theresa Robbins Shea, Executive Vice President, General Counsel & Corporate Secretary

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EXECUTIVE AND DIRECTOR COMPENSATION ∎ COMPENSATION DISCUSSION AND ANALYSIS

Our Compensation Committee engaged a compensation consultant, F.W. Cook, to provide compensation advice in 2023. The compensation consultant is retained directly by our Compensation Committee and performs no consulting or other services for us or members of our management. Our Compensation Committee is independent and there are no conflicts of interest with respect to the work of F.W. Cook.

Key 2023 Financial Highlights

Despite the challenges posed by inflation through fiscal year 2023, the Company continued to deliver consistent progress, with notable growth in Net Sales and Adjusted EBITDA:

($ IN MILLIONS)	FISCAL YEAR 2022	FISCAL YEAR 2023	CHANGE

Net Sales	1,408.4	1,438.2	2.1%

Net (Loss) Income	(14.0)	(40.0)

Adjusted EBITDA(1)	170.5	187.2	9.8%

(1)	See reconciliation to GAAP financial measures in Annex A.

Compensation Program Objectives and Design

Our primary objective in establishing our comprehensive compensation program is to be able to successfully recruit, retain and properly incentivize high-level talent to work for and ultimately add value to our business for the benefit of our stockholders, in accordance with our pay for performance philosophy.

Our compensation program is designed to reward performance, which in turn creates value for our stockholders. Performance is reviewed annually for both our executives individually and our business as a whole. When annual Company or individual performance goals are not met, certain elements of the compensation program (including annual bonuses and certain equity grants) are not paid or do not vest.

The compensation program is not only intended to drive short-term results (annual performance), but also to build long-term intrinsic value. Therefore, employee equity programs, which are discussed in more detail below, are key elements of the compensation program.

Each element of the overall comprehensive compensation program is intended to be competitive with similar elements offered by other like-sized companies and competitors.

We designed most of the significant elements of our comprehensive compensation program by soliciting input from our executive leadership team, led by our Chief Executive Officer, with additional input from the Chairperson of the Board, our Executive Vice President & Chief People Officer, our Lead Independent Director, the Chairperson and other members of our Compensation Committee, representatives of F.W. Cook and other members of the Board. These parties annually review significant compensation elements.

After receipt of the input noted and development of proposed plans, such plans were presented to the Compensation Committee, which determines the terms of and ultimately adopts our compensation program. None of our executive officers participate in discussions involving their own compensation. The Compensation Committee reviews and approves annual compensation elements such as bonus plan structure, and our Board reviews full-year sales, earnings and management performance based on the Company objectives.

Our Stockholders Strongly Approve of Our Pay Practices

Last year, our stockholders overwhelmingly approved our “say-on-pay” resolution, with more than 90% of the votes cast by the holders of Common Stock and more than 99% of the combined votes cast by the holders of the Class A Common Stock and Class V Common Stock voting in favor. Our Compensation Committee believes the results of last year’s “say-on-pay” vote affirmed our stockholders’ support of our Company’s executive compensation program. Consequently, our approach to executive compensation in 2023 was substantially the same as the approach stockholders approved in 2022.

Peer Group

The Compensation Committee, in consultation with F.W. Cook, has identified a peer group of 11 publicly-traded companies to be used as a competitive reference point in determining total compensation packages for our executive leadership team, including the named executive officers. Our peer group includes consumer products companies, most of which are focused on food and beverage in North America and which are similar to us with respect to revenue (peer group median revenue $1.7 billion as of December 31, 2023) and

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EXECUTIVE AND DIRECTOR COMPENSATION ∎ COMPENSATION DISCUSSION AND ANALYSIS

market capitalization (peer group median market capitalization $3.0 billion as of December 31, 2023). Peer group selection included companies in the Global Industry Classification Standard in the sub-industry categories of packaged foods and meats, personal products, soft drinks, and pharmaceuticals. The remaining companies were evaluated to identify those most similar to us in terms of size, business and geographic fit. As of December 31, 2023, our revenue was approximately $1,438.2 million and our market capitalization was approximately $2.3 billion.

Peer Group for Assessing Fiscal Year 2023 Compensation

The peer group consists of the following 11 companies:

B&G Foods, Inc.

BellRing Brands, Inc.

Calavo Growers, Inc.

Flowers Foods, Inc.

J & J Snack Foods Corp.

John B. Sanfilippo & Sons, Inc.

Lancaster Colony Corporation

TreeHouse Foods, Inc.

Prestige Consumer Healthcare Inc.

The Hain Celestial Group, Inc.

The Simply Good Foods Company

Elements of Compensation

The four major compensation elements for our Executive Leadership Team include (i) Base Salary, (ii) Annual Cash Short-Term Incentive Awards Program, (iii) Long-Term Incentive Awards, and (iv) Severance. The table below lists the key elements of our 2023 compensation program for our Executive Leadership Team and outlines the objectives and key features of these elements, as well as the percentage range for each element in our Executive Leadership Team compensation package. We generally construct this program with consideration of the median compensation package for our peer group.

ELEMENT OF COMPENSATION	OBJECTIVE	KEY FEATURES	% OF TARGET TOTAL DIRECT COMPENSATION

Base Salary	Provide a competitive level of fixed compensation	∎ Fixed pay component based on level of responsibility of position held ∎ Adjustments based on individual performance and external benchmarking against our peer group	22-40%

Annual Cash Short-Term Incentive Award Program	Motivate and reward executive contributions in achieving annual performance goals that align with Company and individual performance

∎  Variable pay component

∎  Payouts are based on a formula that includes Company performance measured by Adjusted EBITDA, Net Sales, and Company Objectives, as well as individual performance measured against pre-determined individual objectives

24-27%

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EXECUTIVE AND DIRECTOR COMPENSATION ∎ COMPENSATION DISCUSSION AND ANALYSIS

ELEMENT OF COMPENSATION	OBJECTIVE	KEY FEATURES	% OF TARGET TOTAL DIRECT COMPENSATION

Long-Term Incentive Awards	Motivate and reward executive contributions in achieving long-term objectives that align with the interests of our stockholders

∎  Variable pay component

∎  Awards to senior management are issued as performance share units, and restricted stock units and have a multi-year vesting period

∎  Awards in the form of performance share units have ultimate value based on our relative total stockholder return against our peer group

∎  Option award value is fixed at grant, and ultimate value granted to the executive is based on our stock performance. We retired our use of stock options at the beginning of fiscal year 2023

34-54%

Severance	Provide temporary income following an executive’s involuntary termination of employment (unless termination is for cause) whether or not following a change in control of our Company	∎ Fixed pay component ∎ Payments are formula-driven based on executive’s salary, bonus target and level of responsibility of position held

Compensation Components

Base Salary

Base salaries are intended to compensate the executive officers and all other salaried associates for their services performed for us on an annual basis. In setting base salaries, we take into account the associate’s experience, the functions and responsibilities of the job, salaries for similar positions within our peer group and for competitive positions in the food industry generally and any other factor relevant to that particular job. Generally, we attempt to pay at the median of our peer group for each position but do not confine ourselves to this practice if other factors such as experience warrant a lower or higher base salary. Base salaries may be adjusted annually based on performance and, in some circumstances, adjusted throughout the year to address competitive pressures or changes in job responsibilities. Our Chief Executive Officer recommends to the Compensation Committee the base salaries for executive leadership team officers. The Chief Executive Officer’s base salary and annual merit adjustment is approved by the Compensation Committee, subject to such further action that the Board of Directors shall determine.

Base Salary Adjustments

In January 2024, each of Messrs. Friedman, Devore, Kataria, and Schreiber, and Ms. Shea were eligible to receive a merit increase to his or her base salary based on his or her respective performance in the preceding year. Our merit increases range from 0% to 8.8% of base salary based on individual performance and peer group comparisons. The merit increases are consistent with our effort to maintain compensation at approximately the median level of our peer group, with these adjustments taking into consideration certain factors that may influence our standard practice of paying base salaries at approximately the 50th percentile mark among our peers.

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The table below reflects the base amounts that were prescribed for fiscal year 2023 and not actual base pay received.

NAMED EXECUTIVE OFFICER	2023 ANNUAL BASE SALARY	2024 ANNUAL BASE SALARY MERIT INCREASE(1)	2024 BASE SALARY
Howard Friedman	$850,000	8.8%	$925,000
Cary Devore	$553,500	3.5%	$572,750
Ajay Kataria	$525,000	3.5%	$543,400
Mark Schreiber	$465,500	3.5%	$482,000
Theresa Shea	$460,000	5.0%	$483,000

(1)	The Company’s broad-based annual increase was 3.5%.

Annual Cash Short-Term Incentive Award Program (“Annual Bonus Plan” or “ABP”)

2023 ABP Design

Our 2023 ABP provides for a cash bonus to our management team, including our named executive officers, upon achievement of specific performance milestones for the Company and the participants. We use our ABP to reward achievement of our annual financial performance goals, and to establish appropriate company performance expectations to ensure that our executives are accountable for our continued growth and financial performance, specifically for achieving annual sales targets, annual profit goals, and company objectives.

Awards under the ABP were calculated by multiplying a participant’s base salary for fiscal year 2023 by the individual’s target award percentage, and multiplying the result by the sum of 50% of our Adjusted EBITDA score, 30% of our Net Sales score and 20% of the Objectives, Goals, Strategies, and Metrics (“OGSMs”) score, which we refer to, collectively, as the “Company Rating” and multiplying the total by the Individual Performance Factor (“IPF”), as follows:

ANNUAL BONUS =

BASE SALARY X TARGET %

X COMPANY RATING X IPF

For each performance measure, 100% of the bonus opportunity will be paid with respect to such metric if target performance is achieved, and a bonus ranging from 50% to 200% would be paid with respect to such performance measure at the threshold and maximum results. No bonus will be allocated to a performance measure if minimum threshold results are not achieved. The formula for fiscal year 2023 was constructed with upside potential so that if we exceeded our company performance and individual target performance, the annual bonus could be greater than 100% of the target annual bonus but could not exceed 200% of bonus target.

As part of our annual budget, the Board approves the pool for the ABP, and the Compensation Committee approves actual payment of bonuses pursuant to the ABP and the bonuses paid to, or accrued on behalf of, the named executive officers. The Compensation Committee does not have the discretion to award bonuses under the ABP if the applicable performance factors have not been met.

Company Performance Measures for the Annual Bonus Plan: Adjusted EBITDA, Net Sales, and OGSMs

For fiscal year 2023, the Compensation Committee confirmed that the factors for the ABP would be Adjusted EBITDA, Net Sales, and defined annual goals through the OGSM system. These performance measures most directly align with our operational strategy and generally have the best correlation with stockholder value.

The Adjusted EBITDA and Net Sales goals for fiscal year 2023 are set forth below:

	FISCAL YEAR 2023 GOALS ($ MILLIONS)
	THRESHOLD	TARGET	MAXIMUM

Adjusted EBITDA	$177 (94% of Target)	$190	$215 (112% of Target)

Net Sales	$1,408 (95% of Target)	$1,475	$1,575 (107% of Target)

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The Adjusted EBITDA and Net Sales goals and results were calculated for purposes of the ABP in accordance with pre-established rules established by our Compensation Committee.

Net Sales was our GAAP sales excluding the effects of the impact of changes in GAAP and the effects of business combinations and divestitures subject to pre-established criteria and thresholds.

Adjusted EBITDA was defined as Net Income before Interest, Income Taxes, and Depreciation and Amortization, further adjusted to exclude certain non-cash items, such as stock-based compensation, hedging and purchase commitments adjustments, and asset impairments; acquisition and integration costs; business transformation initiatives; and financing-related costs. In addition, Adjusted EBITDA excludes the effects of changes in GAAP and business combinations and divestitures subject to pre-established criteria and thresholds, where applicable.

In 2023, we set forth the below four primary objectives in our OGSM system. OGSMs are departmental objectives, goals, strategies, and metrics that drive specific functional priorities in the organization. These OGSMs are then cascaded deep into the organization with subordinate goals and strategies that support the larger OGSMs. Management, under the Compensation Committee’s supervision, implemented these objectives through individual projects:

∎	Expand margins

∎	Reinvest revenue to accelerate growth

∎	Improve cash flow

∎	Improve ESG capabilities

Our performance against the OGSM component of the ABP was determined by the Compensation Committee with input by management based on its assessment of performance, using the following:

ASSESSMENT	PAYOUT FOR OGSM COMPONENT

Significantly Exceeds Expectations	150-200%

Exceeded Expectations	120-150%

Met Expectations	80-120%

Below Expectations	50-80%

Unsatisfactory	0-50%

Individual Performance Factor (IPF)

Each executive officer has individual objectives set at the beginning of each year, as shown below, which are reflective of his or her responsibilities based on his or her role. The Compensation Committee determines an IPF for the Chief Executive Officer based on a review of his performance during the fiscal year. For the other executive officers, the Chief Executive Officer recommends an IPF at the end of the performance year based on the achievement against the individual objectives, and the IPFs are reviewed and approved by the Compensation Committee.

IPF RATING	IPF

Significantly Exceeded Expectations	140-150%

Exceeded Expectations	110-140%

Met Expectations	80-110%

Below Expectations	50-80%

Unsatisfactory	0%

2023 ABP Results

The actual Net Sales performance for ABP was $ 1,438.2 million, which resulted in a 74% payout for this component of the ABP. The actual Adjusted EBITDA performance was $187.2 million, which resulted in a 78% payout for this component of the ABP.

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Our actual OGSM percentage, awarded by the Board of Directors, resulted in a 110% payout for this component of the ABP based on a review of the overall performance of the Company against the OGSM goals. The Board of Directors assigned this payout component based on execution against the new strategy developed during the year, which was communicated to investors at the Company’s Investor Day in December 2023; the excellent progress in increasing productivity and managing pricing/mix to enhance Adjusted EBITDA margins; and improving our ESG capability.

The Compensation Committee evaluated the individual contributions of our Chief Executive Officer, our Chief Financial and Accounting Officer, and the contributions of our remaining named executive officers, in addition to their efforts in delivering our overall results and operational goals. In evaluating the individual performance of our named executive officers, the following scores were determined based on performance against individual objectives:

∎

Mr. Friedman received a 100% score for his individual objectives. Mr. Friedman has made significant improvements to the operations of the Company to include driving greater integration and cross functional planning, improving the strategic plan process and linkage throughout the organization, acquisition of new talent in marketing and supply chain, and the establishment of long-term goals for the Company. The Company’s fiscal year 2023 financial goals were not achieved in line with expectations, however the totality of Mr. Friedman’s performance is reflected in his score.

∎

Mr. Devore received a 100% score for his individual objectives, with performance highlights including leading the strategic planning process and M&A execution and development. Mr. Devore continued to build processes with our supply chain, including acceleration of our productivity plan which expanded Adjusted EBITDA margins, as well as leading the planning and execution of our network moves in line with our strategic plan.

∎

Mr. Kataria received a 90% score for his individual objectives, with performance highlights including expanding IT capabilities and improved cash conversion processes. Despite performance highlights in these areas and others, the Company’s financial goals were not achieved in line with expectations.

∎

Mr. Schreiber received a 95% score for his individual objectives, with performance highlights including the acquisition of new talent which included key leadership roles, continued advancement of our distribution footprint, and continued strong revenue management performance. Despite these performance highlights in these areas and others, the Company’s revenue goals were not achieved in line with expectations.

∎

Ms. Shea received a 125% score for her individual objectives, with performance highlights including exceptional work on supply chain optimization efforts, governance infrastructure, and leadership on several important Company-wide priorities. Ms. Shea also is leading several ESG initiatives that are underway, as well as various corporate policy initiatives.

Based upon the Company score and the individual scores, the 2023 ABP Awards were calculated as follows:

NAMED EXECUTIVE OFFICER	BASE SALARY ($)	TARGET (%)	ADJUSTED EBITDA SCORE (%)	NET SALES SCORE (%)	OGSM (%)	IPF (%)	2023 ANNUAL BONUS ($)

Howard Friedman	850,000	110	78	74	110	100	776,050

Cary Devore	553,500	85	78	74	110	100	390,494

Ajay Kataria	525,000	75	78	74	110	90	294,131

Mark Schreiber	465,500	65	78	74	110	95	238,580

Theresa Shea	460,000	65	78	74	110	125	310,213

Annual bonuses for 2023 were approved by the Compensation Committee in January 2024 and payments will be paid to the participants in March 2024.

Long-Term Incentives

2020 Omnibus Equity Incentive Plan

In connection with the consummation of the Business Combination, we adopted, with stockholder approval, the 2020 Omnibus Equity Incentive Plan (as amended, the “2020 Omnibus Equity Incentive Plan”), so that we can provide our named executive officers and other key associates with equity-based, long-term incentives. The equity awards are also subject to service conditions, which are more fully described below, that are meant to serve as a retention tool.

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See “Grant of Plan Based Awards — Fiscal 2023” for a discussion of the fiscal year 2023 awards granted to our named executive officers pursuant to the 2020 Omnibus Equity Incentive Plan.

Performance Share Units

Our PSUs provide the participant with the opportunity to earn shares of our Class A Common Stock if we achieve certain thresholds with respect to relative total stockholder return. The number of shares subject to the PSUs that vest and are settled at the end of each three year performance period is based on the Company’s cumulative total stockholder return relative to the total stockholder returns of members of a performance peer group.

In connection with PSU awards, the Compensation Committee approves a performance peer group as a means of establishing performance targets for such awards. At the end of the performance period, our total stockholder return position will be ranked relative to the total stockholder returns of each member of the performance peer group. Our performance is measured against the companies in the performance peer group that remain within the performance peer group for the entire performance period, subject to the terms of the performance share unit award agreement. Total stockholder returns for the Company and each other member of the performance peer group is determined by dividing (i) the sum of (A) the difference obtained by subtracting the volume weighted average closing market prices of the relevant company’s common stock on the principal exchange on which such stock is traded for the ten consecutive days ending on the trading day preceding the first trading day of the applicable performance period (the “Beginning Price”) from the volume weighted average closing market prices of the relevant company’s common stock on the principal exchange on which such stock is traded for the ten consecutive days ending on the trading day preceding the last trading day of the applicable performance period, plus (B) all dividend and other distributions on the respective shares during the applicable performance period by (ii) the applicable Beginning Price.

The total number of PSUs that vest is based on the ranking of our total stockholder return relative to the total stockholder return of each of our peer companies, and ranges from a 200% payout for ranking in the 90th percentile or above, to 100% payout for ranking at the 50th percentile, 50% payout for ranking at the 30th percentile, and 0% payout for ranking below the 30th percentile with percentiles interpolated between these payouts.

PSUs that become vested also entitle the holder to be credited with dividend equivalent payments in cash, with such dividend equivalents payable when, and to the extent, the PSUs are settled (or such accrued dividend equivalents will be forfeited to the extent the PSUs are forfeited).

The number of PSUs earned under the grant made on August 31, 2020 over a performance period ending on December 31, 2023 was 83% based on TSR results during the completed performance period in the 43rd percentile.

TSR Results (Percentile of Utz TSR vs. Peer TSR)	% of Target (Interpolation)
90% or Above	200%
70%	150%
50%	100%
30%	50%
Less than 30%	0%

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Restricted Stock Units

Our RSUs represent the right to receive one share of our Class A Common Stock upon vesting, provided that the recipient remains employed with us through the vesting date and subject to certain forfeiture conditions. Our RSUs are generally subject to 1/3 pro-rata vesting over the course of a three-year period. Such forfeiture conditions include (a) forfeiture upon any attempt to assign, alienate, pledge, attach, sell or otherwise transfer or encumber the RSUs, (b) forfeiture of any unvested or vested but unsettled RSUs upon determination by the Compensation Committee that the participant has breached or threatened to breach covenants set forth in the RSU award agreements, and (c) forfeiture to the extent a participant’s RSUs have not yet vested when participant’s employment ends. The RSUs generally vest according to specific time-based vesting conditions set forth in the RSU award agreements.

RSUs that become vested also entitle the holder to be credited with dividend equivalent payments in cash, with such dividend equivalents payable when, and to the extent, the RSUs are settled (or such accrued dividend equivalents will be forfeited to the extent the RSUs are forfeited).

Stock Options

We have previously granted stock options to our named executive officer and other members of our executive leadership team because we believed that they provided executives with a focus on creating long-term stockholder value. The ultimate value received by option holders is directly tied to increases in our stock price, and the stock options serve to link the interests of management and stockholders and to motivate executives to make decisions that will increase the long-term total return to our stockholders. The number of options awarded to each executive is based on an award value that is fixed at the date of grant. The Compensation Committee decided to replace stock option grants to our executive leadership team in our annual long-term incentive awards with restricted stock unit awards beginning in fiscal year 2023, based on a review of our peer group’s and competitors’ practices. We believe that this serves as a stronger retention tool and aligns competitively with peer and competitors’ practices.

2021 Employee Stock Purchase Plan

During fiscal year 2021, we adopted, with stockholder approval, the 2021 Employee Stock Purchase Plan (the “ESPP”) so that we can provide eligible employees of Utz with an opportunity to purchase shares of our Class A Common Stock. In fiscal year 2023 we continued to provide eligible employees of Utz with the opportunity to purchase shares of our Class A Common Stock through the ESPP.

By means of the ESPP, we seek to retain the services of our associates, including our officers, and to provide incentives for such persons to exert maximum efforts for our success. The ESPP accomplishes this purpose by permitting eligible employees to purchase shares of Class A Common Stock from us at a discount from the market price and to pay for such shares through payroll deductions.

1,500,000 shares of our Class A Common Stock were initially reserved for issuance under the ESPP, 99,788 of which were sold to eligible employees during fiscal year 2023 and 1,133,522 of which remain available for issuance as of the last day of fiscal year 2023. The ESPP permits our eligible employees and employees of our designated subsidiaries, which we refer to each as a “Participating Company”, to purchase our Class A Common Stock at a purchase price not less than 85% of the lesser of (i) the “fair market value” of a share on the first day of a purchase period, rounded up to the nearest whole cent per share and (ii) the “fair market value” of a share on the purchase date of such purchase period, rounded up to the nearest whole cent per share, subject to limits set by the Internal Revenue Code of 1986, as amended (the “Code”) and the ESPP. See “Equity Compensation Plan Information” for additional information regarding shares available for issuance under the ESPP. Subject to the preceding limitations, the administrator determines the actual amount of the discounted purchase price, which in 2022 was set at 92.5% and in 2023 was set at 95%. Sales of shares under the ESPP are generally made pursuant to offerings that are intended to satisfy the requirements of Section 423 of the Code.

Covenants and Clawback

Each of the executives who is granted an option, restricted stock unit or a performance share unit is subject to restrictive covenants related to non-competition and non-solicitation for six months following any termination of employment (or, if longer, the period in respect of which the executive receives severance benefits) and covenants for an indefinite period of time covering confidentiality and non-disparagement. Under the award agreements, if the Compensation Committee determines that the participant has breached or threatened to breach any restrictive covenant, the participant will be required to pay us an amount equal to the proceeds received upon the sale or disposition of the equity award and any shares issued in respect thereof.

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EXECUTIVE AND DIRECTOR COMPENSATION ∎ COMPENSATION DISCUSSION AND ANALYSIS

Employment Arrangements

Except as described below, we have not entered into employment offer letters or employment agreements with our named executive officers. Except as described below and in “Severance, Change of Control and Other Programs — Change in Control, Severance and Retirement Benefits,” each of the named executive officers is employed on an at-will basis. The summaries below are qualified in their entirety by reference to the actual text of the applicable offer letter, which are filed as exhibits to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Howard Friedman Offer Letter

Pursuant to an offer letter dated September 30, 2022, as amended by that certain letter agreement dated November 8, 2023, Mr. Friedman accepted an offer to serve as Chief Executive Officer (the “Friedman Offer Letter”). The Friedman Offer Letter sets forth the principal terms and conditions of his employment, Mr. Friedman’s annual base salary was initially $850,000, subject to annual review for increases by the Compensation Committee, plus a lump sum annual stipend of $100,000 to compensate Mr. Friedman for travel. Mr. Friedman is also eligible to participate in our ABP, subject to the terms and conditions approved by the Compensation Committee. The target bonus is 110% of Mr. Friedman’s annual base salary, with a maximum bonus equal to 200% of his annual base salary. Mr. Friedman is also eligible to participate in the 2020 Omnibus Equity Plan. See “Long Term Incentives — 2020 Omnibus Equity Incentive Plan.” In addition, Mr. Friedman is eligible to participate in the Utz Brands, Inc. Change in Control Severance Benefit Plan, which provides for severance in connection with certain qualifying terminations, including qualifying terminations in connection with a change in control, as described in greater detail under “Severance, Change of Control and Other Termination-Related Programs — Change in Control, Severance and Retirement Benefits.” Mr. Friedman is also able to participate in other Utz benefit programs consistent with other associates.

Ajay Kataria Offer Letter

Pursuant to an offer letter dated June 27, 2017, Mr. Kataria joined Utz Quality Foods as Senior Vice President of Finance. Mr. Kataria became the Executive Vice President, Finance & Accounting in July 2019, and was appointed to the position of Executive Vice President & Chief Financial Officer in October 2021. Mr. Kataria’s offer letter sets forth the principal terms and conditions of his employment, including his initial annual base salary of $260,000 for the period beginning on his hire date. Mr. Kataria’s offer letter also provides for a one-time signing bonus of $125,000 and eligibility to receive an annual bonus of up to 20% of his annual base salary. Mr. Kataria’s offer letter also provides that he is eligible to participate in the Utz Quality Foods, LLC 2018 Long-Term Incentive Plan (the “2018 LTIP”), as was then in effect. Mr. Kataria is also eligible to receive severance in certain circumstances. See “Severance, Change of Control and Other Programs — Change in Control, Severance and Retirement Benefits.” We also permit Mr. Kataria to participate in the Utz Quality Foods, LLC Profit Sharing/401(k) Plan — see “Severance, Change of Control and Other Programs — Profit Sharing/401(k) Plan” — under which we match 20% of Mr. Kataria’s salary deferrals up to a limit of 6% of his wages and may make discretionary profit-sharing contributions.

Mark Schreiber Offer Letter

Pursuant to an offer letter, effective April 12, 2017, Mr. Schreiber joined Utz Quality Foods as Chief Customer Officer. Mr. Schreiber became the Executive Vice President & Chief Customer Officer, Sales and Marketing in October 2020 and the Executive Vice President, Sales and Chief Customer Officer in June of 2021. Mr. Schreiber’s offer letter sets forth the principal terms and conditions of his employment, including his initial annual base salary of $375,000 for the period beginning on his hire date. Mr. Schreiber’s offer letter also provides for a one-time signing bonus of $250,000, reimbursement of reasonable relocation expenses up to $130,000, and eligibility to participate in our annual bonus program. Mr. Schreiber’s offer letter also provides that he was eligible to participate in the 2018 LTIP, as then in effect. Mr. Schreiber is also eligible to receive severance in certain circumstances. See “Severance, Change of Control and Other Programs — Change in Control, Severance and Retirement Benefits.” We also permit Mr. Schreiber to participate in the Utz Quality Foods, LLC Profit Sharing/401(k) Plan — see “Severance, Change of Control and Other Programs — Profit Sharing/401(k) Plan” under which we match 20% of Mr. Schreiber’s salary deferrals up to a limit of 6% of his wages and may make discretionary profit-sharing contributions.

Theresa Shea Offer Letter

Pursuant to an offer letter, effective May 11, 2021, Ms. Shea joined Utz Quality Foods as Executive Vice President, General Counsel & Corporate Secretary. Ms. Shea’s offer letter sets forth the principal terms and conditions of her employment, including a salary of $380,000 per year, for the period beginning on her date of hire, as well as a signing bonus of $100,000. Ms. Shea’s offer letter indicates that she will be eligible for an annual bonus target of 60% of her base salary, and that she is eligible to participate in the Company’s 2020 Omnibus Equity Incentive Plan, with each grant under the 2020 Omnibus Equity Incentive Plan to be split equally between stock options and PSUs. See “Long Term Incentives – 2020 Omnibus Equity Incentive

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Plan” for a discussion of the 2020 Omnibus Equity Incentive Plan. Pursuant to Ms. Shea’s offer letter, based on the Company’s current compensation structure and subject to the Company’s Compensation Committees approval, beginning in January 2022 and in subsequent years, Ms. Shea will be eligible for grants of PSUs, stock options or RSUs, as applicable, split equally at a level targeted to up to 60% of her annual base salary. Ms. Shea is also eligible to receive severance in certain circumstances. See “Severance, Change of Control and Other Programs — Change in Control, Severance and Retirement Benefits.” We also permit Ms. Shea to participate in the Utz Quality Foods, LLC Profit Sharing/401(k) Plan — see “Severance, Change of Control and Other Programs — Profit Sharing/401(k) Plan”— under which we match 20% of Ms. Shea’s salary deferrals up to a limit of 6% of her wages and may make discretionary profit-sharing contributions.

Deferred Compensation Plan

We maintain a nonqualified deferred compensation plan, the Utz Quality Foods, Inc. Nonqualified Deferred Compensation Plan, which became effective January 1, 2008, and amends and restates a prior plan, which became effective March 24, 1998. The plan permits each associate selected by us to participate in the plan to defer from base salary up to the lesser of $999,999 or 50% of the participant’s base salary, and the full annual bonus, if any, paid to such associate. Amounts contributed to the plan by the participant are fully vested at the time of contribution. The contributed amounts are held in a grantor trust by us and invested pursuant to instruction by the participants. Except in connection with an unforeseeable emergency, death, disability, or if we decide to distribute all amounts credited to a participant’s account in connection with a change in control, the amounts credited to such participant’s account will not be distributed until either a date specified by the participant or the participant’s separation from service from our Company. Distributions from the participant’s account may be made either in a lump sum or monthly payments over a period that may be between one year and five years.

Severance, Change of Control and Other Programs

Profit Sharing/401(k) Plan

We maintain a contributory 401(k) retirement plan, the Utz Quality Foods, LLC Profit Sharing/401(k) Plan, which was amended and restated as of December 31, 2021. The plan covers most of our associates, including our named executive officers. Eligible associates may contribute up to 50% of their salary to the plan, subject to limitations under applicable federal tax laws. In fiscal year 2023, the plan provided for matching contributions of up to 20% of deferrals made by most participants, not to exceed 6% of the participant’s wages. The matching contribution formula is applied on a payroll-to-payroll basis. In addition, we may make discretionary, or profit sharing, contributions to the plan. The aggregate contributions, both matching contributions and discretionary contributions, in 2023 were $7.64 million, of which $2.02 million represented matching contributions and $5.62 million represented discretionary contributions.

Change in Control, Severance and Retirement Benefits

Our severance plans provide benefits in the form of a temporary source of income in the event an executive officer is involuntarily separated from service. We believe our severance benefits are generally consistent with peer companies and provide a bridge of pay and benefits to assist displaced executives in finding future employment. The summary of the plans described below are qualified in their entirety by reference to the actual text of the plans, which are filed as exhibits to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Utz Brands, Inc. Executive Severance Benefit Plan

Upon the consummation of the Business Combination, we implemented the Utz Brands, Inc. Executive Severance Benefit Plan. Under the plan, we provide severance benefits to our Executive Leadership Team (generally, consisting of each of our Executive Officers — see “Executive Officers of Utz Brands, Inc.” — in this instance, other than the Chief Executive Officer) and each member of the Executive Officer Team with the title of Senior Vice President. Subject to the execution and non-revocation of a release and non-competition agreement by an eligible employee, upon a qualifying termination and satisfaction of each of the other conditions set forth in the plan, (x) an eligible employee who is a member of the Executive Leadership Team will receive in equal installments 100% of his or her annual base salary in the form of payroll continuation payments beginning on the first day of the payroll period immediately following both the termination date and the date on which the release and non-competition agreement becomes effective and non-revocable (the “Payment Commencement Date”) and ending on the one-year anniversary of the Payment Commencement Date, and (y) an eligible employee who is a member of the Executive Officer Team with a title of Senior Vice President will receive in equal installments 50% of his or her annual base salary in the form of payroll continuation payments beginning on the Payment Commencement Date and ending on the six-month anniversary of the Payment Commencement Date or the termination date.

38

EXECUTIVE AND DIRECTOR COMPENSATION ∎ COMPENSATION DISCUSSION AND ANALYSIS

In addition, if an eligible employee experiences a termination qualifying under the plan and on the termination date was eligible to earn a performance based annual cash bonus in respect of the fiscal year in which the termination date occurs, the eligible employee will receive a payment equal to the annual bonus, calculated based on actual performance during the applicable performance period as though the eligible employee continued in our employment. Such payment will be prorated based on the number of days during the applicable performance period that the eligible employee was employed by us and paid at the time that annual bonuses are paid to our active employees. Eligible employees will also receive outplacement services during the severance period and are permitted to continue certain health and welfare benefits under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), for up to 18 months following the termination date.

Only members of our Executive Leadership Team who terminate their employment with good reason or any eligible employee whose employment is terminated by us or our affiliates (other than for cause and other than during an eligible employee’s disability) will receive severance under the plan, unless the eligible employee is offered comparable employment by us or any of our affiliates.

In the event that an eligible employee becomes entitled to receive or receives any payments, options, awards or benefits under the plan or any other plan, agreement, or arrangement with us, or with any person whose actions result in a change in control or an affiliate of such person that may separately or in the aggregate constitute a “parachute payment” within the meaning of Section 280G of the Code and it is determined that, but for the terms of the plan, any of the payments will be subject to an excise tax pursuant to Section 4999 of the Code, we will pay to the eligible employee either (i) the full amount of the payment or (ii) an amount equal to the payments reduced by the minimum amount necessary to prevent any portion of the payments from being an “excess parachute payment,” whichever of the foregoing amounts results in the receipt by the eligible employee, on an after-tax basis, of the greatest amount of payment, notwithstanding that all or some portion of the payments may be subject to the excise tax.

Utz Brands, Inc. Change in Control Severance Benefit Plan

Upon the consummation of the Business Combination, we implemented the Utz Brands, Inc. Change in Control Severance Plan. Under the plan, we will provide severance benefits to the Chief Executive Officer and other members of our Executive Leadership Team and other executives selected on an individual basis. Subject to the execution and non-revocation of a release and non-competition agreement by an eligible employee upon a termination of employment of an eligible employee (a) either (i) by us (other than for cause and other than during an eligible employee’s disability), (ii) by such eligible employee for good reason, in each case within the 90 days prior or two years following a change in control, or (b) at the request of an acquirer or potential acquirer in connection with, or prior to, a change in control (a “Change in Control Termination”), provided, that, any termination of the employment of such eligible employee will not be considered a Change in Control Termination if the eligible employee is offered comparable employment by us or any of our affiliates, and satisfies of each of the other conditions set forth in the plan, (x) the Chief Executive Officer will receive in equal installments 200% of the sum of his or her annual base salary and target annual cash bonus in the form of payroll continuation payments, beginning on the Payment Commencement Date and ending on the two-year anniversary of the Payment Commencement Date, and (y) an eligible employee who is a member of the Executive Leadership Team will receive in equal installments 150% of the sum of his or her annual base salary and target annual cash bonus in the form of payroll continuation payments beginning on the Payment Commencement Date and ending on the 18-month anniversary of the Payment Commencement Date. Other participants, if any, will receive such amounts as determined by the Compensation Committee. In addition, in the event the Chief Executive Officer experiences termination of employment for good reason or experiences a termination of employment by us other than for cause and other than during the Chief Executive Officer’s disability, that is not a Change in Control Termination (a “Chief Executive Officer Non-Change in Control Termination”), then beginning on the Payment Commencement Date and ending on the last day of the 18-month anniversary of the Payment Commencement Date, the Chief Executive Officer will be entitled to receive in equal installments 150% of his or her annual base salary in the form of payroll continuation payments.

In addition, if an eligible employee experiences a Change in Control Termination or Chief Executive Officer Non-Change in Control Termination and on the termination date was eligible to earn a performance based annual cash bonus in respect of the fiscal year in which the termination date occurs, the eligible employee will receive a payment equal to the annual target bonus, calculated based on actual performance during the applicable performance period as though the eligible employee continued in our employment. Such payment will be prorated based on the number of days during the applicable performance period that the eligible employee was employed by us and paid at the time that annual bonuses are paid to our active employees. Upon a Change in Control Termination or Chief Executive Officer Non-Change in Control Termination, eligible employees will also receive outplacement services during the severance period and continuation of welfare benefits under COBRA for up to 18 months following the termination date.

2024 PROXY STATEMENT 39

EXECUTIVE AND DIRECTOR COMPENSATION ∎ COMPENSATION DISCUSSION AND ANALYSIS

In the event that an eligible employee becomes entitled to receive or receives any payments, options, awards or benefits under the plan or any other plan, agreement, or arrangement with us, or with any person whose actions result in a change in control or an affiliate of such person that may separately or in the aggregate constitute a “parachute payment” within the meaning of Section 280G of the Code and it is determined that, but for the terms of the plan, any of the payments will be subject to an excise tax pursuant to Section 4999 of the Code, we will pay to the eligible employee either (i) the full amount of the payment or (ii) an amount equal to the payments reduced by the minimum amount necessary to prevent any portion of the payments from being an “excess parachute payment,” whichever of the foregoing amounts results in the receipt by the eligible employee, on an after-tax basis, of the greatest amount of payment, notwithstanding that all or some portion of the payments may be subject to the excise tax.

Potential Payments Upon Termination or Change in Control

The table, footnotes, and narratives below reflect the assumption that a hypothetical termination of employment and/or change in control occurred on the last business day of our 2023 fiscal year.

Name	Element	Termination Upon Change in Control ($)	Termination Without Cause ($)	Termination due to Death or Disability ($)	Termination due to Retirement ($)
Howard Friedman	Base Pay	1,700,000	1,275,000	0	0

	Prorated Bonus	776,050	776,050	0	0

	Accelerated Equity(1)	4,373,742	0	0	0

Cary Devore	Base Pay	830,250	553,500	0	0

	Prorated Bonus	390,494	390,494	0	0

	Accelerated Equity(1)	2,560,475	0	0	0

Ajay Kataria	Base Pay	797,500	525,000	0	0

	Prorated Bonus	294,131	294,131	0	0

	Accelerated Equity(1)	1,138,253	0	0	0

Mark Schreiber	Base Pay	698,250	465,500	0	0

	Prorated Bonus	238,580	238,580	0	0

	Accelerated Equity(1)	729,999	0	0	0

Theresa Shea	Base Pay	690,000	460,000	0	0

	Prorated Bonus	310,213	310,213	0	0

	Accelerated Equity(1)	718,264	0	0	0

(1)

Calculation of Accelerated Equity is based on the closing price of $16.24 of our Class A Common Stock on December 29, 2023. Calculation of acceleration of PSU awards is based on the Company’s relative TSR results during the performance period, which for purposes of this model assumes a start date of the PSU award issue date and an end date of the last day of fiscal year 2023. Accordingly, PSU awards issued on 1/31/2022 would vest at 53%, PSU awards issued on 12/15/2022 would vest at 100%, and PSU awards issued on 1/31/2023 would vest at 90%.

Oversight of Risks Related to Compensation Policies and Practices

The Compensation Committee oversees risks related to our compensation policies and practices. The Compensation Committee annually reviews (a) our compensation policies and practices for executives, management associates and associates generally to assess whether such policies and practices could lead to excessive risk-taking behavior and (b) the manner in which any risks arising out of our compensation policies and practices are monitored and mitigated and adjustments necessary to address changes in our risk profile. The Compensation Committee found that our incentive programs mitigate excessive risk-taking by our executives, management associates and associates by prioritizing our long-term strategic goal of creating and enhancing enduring value over short-term market changes. Additional findings are detailed below:

∎	Short-term incentive measures that are balanced among different financial measures, with targets that are intended to be achievable upon realistic levels of performance;

∎	Company-defined annual goals through an OGSM system that cascades to all levels of leadership and supports our pay-for-performance philosophy on the Annual Bonus Program and on annual merit increases;

40

EXECUTIVE AND DIRECTOR COMPENSATION ∎ COMPENSATION DISCUSSION AND ANALYSIS

∎	Maximum bonus payouts that are capped at levels that do not reward excessive risk-taking;

∎	Significant weighting towards long-term incentive compensation that promotes long-term decision-making and discourages short-term risk-taking;

∎	Our clawback policy that allows us to recover compensation if participant has breached or threatened to breach any restrictive covenant; and

∎	Our stock ownership guidelines that encourage a long-term perspective.

In connection with the SEC’s and NYSE’s recently-approved rules requiring adoption of a clawback policy applicable to incentive-based compensation for Section 16 officers of listed companies, the Company has amended and restated its Clawback Policy, which is now the Utz Brands, Inc. Amended and Restated Clawback and Forfeiture Policy. Current Section 16 officers of the Company have agreed in writing that the Clawback Policy applies to various agreements, plans and arrangements between such Section 16 officers and the Company or its subsidiaries. Under the Clawback Policy, if the Company is required to restate its financial results due to material noncompliance with financial reporting requirements under the securities laws, the Company will recoup any erroneously awarded incentive-based compensation from the Company’s current and former executive officers. In addition, in the event a Section 16 officer engages in egregious behavior, the Clawback Policy provides that the Company may require such Section 16 officers to reimburse the Company for all or a portion of its incentive-based compensation received by such Section 16 officer during the three-year period preceding the date on which the Company discovers such conduct. Further, under the Company’s 2020 Omnibus Equity Incentive Plan, equity awards pursuant to the plan may be clawed back where a participant has engaged in certain behavior in violation of certain restrictive covenants. See “Long-Term Incentives – Covenants and Clawback” below.

As a result of this review, the Compensation Committee concluded that our compensation policies and practices are not reasonably likely to have a material adverse effect on our Company.

Stock Ownership

One of the key objectives of our executive compensation program is to align the interests of our directors, and our executive officers including our Chief Executive Officer, with the long-term interests of our stockholders. We believe that an effective way of achieving this alignment is to ensure that each of our directors and executive officers is a stockholder and has a significant financial interest in our business. In order to ensure that directors and executive officers have a significant financial interest in our business, our Board adopted Stock Ownership Guidelines, which require our Chief Executive Officer, executive officers, and our directors, to own securities having a certain value equal to their base salary or Board retainer, as applicable. In setting stock ownership guidelines for our executive officers, we have implemented separate guidelines for our Chief Executive Officer, our Executive Leadership Team (meaning any employee with a title of “Executive Vice President,” or above (excluding the Chief Executive Officer), and any other employee designated by the Compensation Committee of the Company from time to time), and our Executive Officer Team (meaning any employee with a title of “Senior Vice President,” and any other employee designated by the Compensation Committee of the Company from time to time). Our Stock Ownership Guidelines require our Chief Executive Officer, Executive Leadership Team, Executive Officer Team, our Chairperson and our non-employee directors to own our securities having a value equal to the amounts set forth below (the “Minimum Ownership Guidelines”):

Chief Executive Officer / Executive Chairperson	6 times his or her annual base salary

Members of the Company’s Executive Leadership Team	3 times his or her annual base salary

Members of the Company’s Executive Officer Team	1 time his or her annual base salary

Non-Executive Chairperson / Lead Independent Director	6 times the annual Board retainer

Chairperson Emeritus	5 times the annual salary or Board retainer

Non-employee Directors	5 times the annual Board retainer

If the Chief Executive Officer is below the annual Minimum Ownership Guidelines in any given review year, he/she shall retain (and not sell) 100% of any eligible shares provided to him/her pursuant to any RSU or PSU award (or any other similar awards) after required tax withholding obligations.

If a member of the Executive Leadership Team or Executive Officer Team is below the annual Minimum Ownership Guidelines in any given review year, he/she shall retain (and not sell) at least 50% of any eligible shares provided to them pursuant to any RSU or PSU award (or any other similar awards) after required tax withholding obligations.

2024 PROXY STATEMENT 41

EXECUTIVE AND DIRECTOR COMPENSATION ∎ COMPENSATION DISCUSSION AND ANALYSIS

If a Director, Chairperson or Chairperson Emeritus is below the annual Minimum Ownership Guidelines in any given review year, he/she shall retain (and not sell) 100% of any eligible shares provided to him/her pursuant to any RSU or PSU award (or any other similar awards).

Annual review of compliance with the above guidelines will occur each June. The Company recognizes that from time to time circumstances may arise that require special consideration. Therefore, the Compensation Committee of the Board may provide exceptions to these ownership guidelines and retention requirements. For purposes of these Stock Ownership Guidelines, eligible shares shall include Company Class A Common Stock and securities convertible into shares of Class A Common Stock owned by Directors/Officers or their Affiliates, as defined in the Guidelines. Unvested or unearned PSUs and unexercised stock options are not considered eligible shares and do not count towards the ownership guidelines.

During fiscal year 2023, each of our directors and members of the Executive Leadership Team and Executive Officer Team are in compliance with our Minimum Ownership Guidelines.

Restrictions on Short Sales or Speculative Transactions by All Directors and Associates

See “Corporate Governance — Corporate Governance Policies — Restrictions on Short Sales or Speculative Transactions by All Directors and Associates” for a description of our restrictions on short sales or speculative transactions by all of our directors and associates.

REPORT OF COMPENSATION COMMITTEE

Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act that might incorporate by reference this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” section of this Proxy Statement with the Company’s management. Based on that review and those discussions, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” section be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for its 2023 fiscal year.

Jason Giordano (Chair)

John Altmeyer

Craig Steeneck

Pamela Stewart

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee during fiscal year 2023 were Jason Giordano, John Altmeyer, Craig Steeneck and Pamela Stewart, each of whom served for all of fiscal 2023. No member of this committee was, at any time during fiscal 2023, or at any time, an officer or employee of the Company, and no member of this committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Exchange Act. No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Compensation Committee during fiscal 2023.

42

EXECUTIVE AND DIRECTOR COMPENSATION ∎ SUMMARY COMPENSATION TABLE

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the annual and long-term compensation awarded to, earned by, or paid to our named executive officers for all services rendered in all capacities to the Company, or any of our subsidiaries, for the last three completed fiscal years.

NAME AND PRINCIPAL POSITION	FISCAL YEAR		SALARY ($)(1)	BONUS ($)(2)	STOCK AWARDS ($)(3)	OPTION AWARDS ($)(4)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(5)	ALL OTHER COMPENSATION ($)(6)	TOTAL ($)

Howard Friedman Chief Executive Officer	2023		850,000	—	2,375,116	—	776,050	112,278	4,113,444

	2022	(7)	22,885	—	4,229,682	—	—	—	4,252,567

Cary Devore Executive Vice President, Chief Operating & Transformation Officer	2023		552,433	—	2,115,544	—	390,494	9,900	3,068,371
	2022		532,981	—	4,305,394	375,533	909,500	9,150	6,132,558
	2021		500,000	195	—	—	147,750	4,000	651,945

Ajay Kataria Executive Vice President, Chief Financial and Accounting Officer	2023		522,116	—	530,874	—	294,131	12,009	1,359,129
	2022		473,558	—	1,186,946	275,281	738,750	11,400	2,781,397
	2021		395,777	195	—	—	132,975	6,939	535,886

Mark Schreiber,	2023		464,606	—	377,255	—	238,580	12,443	1,092,884
Executive Vice President, Sales and Chief Customer Officer	2022		448,168	—	733,451	189,521	585,000	12,787	1,968,927
	2021		421,364	195	—	—	98,873	7,194	527,626

Theresa Shea	2023		458,558	—	364,617	—	310,213	13,419	1,146,807

Executive Vice President, General Counsel & Corporate Secretary	2022		431,827	—	726,636	183,212	522,000	12,810	1,876,485

(1)	The amounts disclosed in this column reflect the dollar amount of the salaries actually paid in the reported fiscal year.

(2)

In accordance with the SEC’s rules, the amount disclosed reflects bonus compensation earned with respect to such fiscal year, whether or not actually paid in such fiscal year. The bonus amounts listed in the bonus column for fiscal year 2021 with respect to each named executive officer reflect holiday bonuses paid to all associates in fiscal year 2021. These holiday bonuses were discontinued for executive officers in fiscal years 2022 and 2023.

(3)

Amounts set forth in this column represent the aggregate grant date fair value of stock awards granted to each named executive officer, in accordance with Accounting Standards Codification Topic No. 718. For a discussion of the assumptions made in such valuation of the equity awards reported in this column, see Note 1 “Operations and Summary of Significant Accounting Policies” to our audited financial statements for the fiscal year ended December 31, 2023, included in our Annual Report on Form 10-K. For details regarding the vesting conditions of these equity awards, see the “— Outstanding Equity Awards at Fiscal Year-End” table below. In fiscal year 2021 we did not grant awards under the 2020 Omnibus Equity Incentive Plan to our named executive officers due to the timing of awards following the Business Combination and in order to provide the Company an opportunity to implement a regular grant schedule.

(4)

Amounts set forth in this column represent the aggregate grant date fair value of option awards granted to each named executive officer, in accordance with Accounting Standards Codification Topic No. 718.

(5)

Represents annual performance-based cash incentives. For a discussion of the determination of these amounts, please see the section entitled “Annual Cash Short-Term Incentive Award Program (“Annual Bonus Plan” or “ABP”).”

(6)

The amounts listed under “All Other Compensation” column for fiscal year 2023 include: (i) matching contributions by us under the Utz Quality Foods, LLC Profit Sharing/401(k) Plan and (ii) other perquisites and personal benefits and details about these amounts are set forth in the table below:

2024 PROXY STATEMENT 43

EXECUTIVE AND DIRECTOR COMPENSATION ∎ SUMMARY COMPENSATION TABLE

NAME	CONTRIBUTIONS UNDER PROFIT SHARING/401(K) PLAN ($)(a)	OTHER ($)		TOTAL ($)

Howard Friedman	12,278	100,000	(b)	112,278

Cary Devore	9,900			9,900

Ajay Kataria	12,009			12,009

Mark Schreiber	11,303	1,140	(c)	12,443

Theresa Shea	13,419			13,419

(a)	Amounts listed in this column reflect matching contributions by us under the Utz Quality Foods, LLC Profit Sharing/401(k) Plan.

(b)	Represents annual lump-sum stipend paid to Mr. Friedman for travel. See “Compensation Discussion and Analysis – Employment Arrangements – Howard Friedman Offer Letter.”

(c)	Mr. Schreiber was subject to $1,140.00 income recognition for personal use of a Company automobile.

(7)	Mr. Friedman was appointed Chief Executive Officer, effective December 15, 2022.

44

EXECUTIVE AND DIRECTOR COMPENSATION ∎ GRANT OF PLAN BASED AWARDS — FISCAL 2023

GRANT OF PLAN BASED AWARDS — FISCAL 2023

The following table and explanatory footnotes provide information with regard to the grant of awards to each named executive officer during fiscal year 2023.

				ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)	GRANT DATE FAIR VALUE OF STOCK AWARD ($)(3)
NAME	AWARD DESCRIPTION	GRANT DATE		THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)

Howard Friedman	PSU	01/31/2023	(4)				19,389	64,629	129,258		1,298,397

	RSU	01/31/2023	(5)							64,629	1,076,719

	ABP			467,500	935,000	1,870,000

Cary Devore	PSU	01/31/2023	(4)				6,102	20,339	40,678		408,611

	RSU	01/31/2023	(5)							20,340	338,864

	RSU	01/31/2023	(6)							82,117	1,368,069

	ABP			235,238	470,475	940,950

Ajay Kataria	PSU	01/31/2023	(4)				4,334	14,446	28,892		290,220

	RSU	01/31/2023	(5)							14,445	240,654

	ABP			196,875	393,750	787,500

Mark Schreiber	PSU	01/31/2023	(4)				3,080	10,265	20,530		206,224

	RSU	01/31/2023	(5)							10,266	171,032

	ABP			151,288	302,575	605,150

Theresa Shea	PSU	01/31/2023	(4)				2,977	9,922	19,844		199,333

	RSU	01/31/2023	(5)							9,921	165,284

	ABP			149,500	299,000	598,000

(1)

Represents the threshold, target and maximum potential amounts each named executive officer had the opportunity to earn for 2023 payable pursuant to the ABP. See “Compensation Discussion and Analysis — Annual Cash Short-Term Incentive Award Program (“Annual Bonus Plan” or “ABP”)” for a description of the ABP and “Summary Compensation Table” above.

(2)

The columns under “Estimated Future Payouts Under Equity Incentive Plan Awards” represent the PSUs granted in fiscal year 2023 that will vest on December 31, 2025 based upon achievement of Company performance metrics. Earned payments may range from 0% to 200% of target based on performance. See “Compensation Discussion and Analysis — Long-Term Incentives — 2020 Omnibus Equity Incentive Plan — Performance Share Units” above. The grant date fair value reported above is based upon the Company’s determination of the probable outcome of the Company’s satisfaction of the performance conditions as of the grant date, computed in accordance with FASB ASC Topic 718.

(3)

Amounts set forth in this column represent the aggregate grant date fair value of stock awards granted to each named executive officer, in accordance with Accounting Standards Codification Topic No. 718.

(4)

Represents an award of PSUs granted on January 31, 2023. The PSUs are subject to vesting on December 31, 2025, based on the Company’s total shareholder return (“TSR”) achievement for the performance period beginning on January 1, 2023 and ending on December 31, 2025, subject to the Compensation Committee’s certification following the performance period of the extent to which the performance goal has been satisfied, assuming continued employment through the vesting date.

(5)

Represents an award of RSUs granted on January 31, 2023. The RSUs vest under the following schedule: 33.33% of the shares of Issuer’s Class A Common Stock subject to the RSUs vest on December 31, 2023, 33.33% of the shares of Issuer’s Class A Common Stock subject to the RSUs vest on December 31, 2024, and 33.34% shares of Issuer’s Class A Common Stock subject to the RSUs vest on December 31, 2025, subject to the participant’s Continuous Service (as defined in the 2020 Omnibus Equity Incentive Plan) to the Company through such dates and subject to certain conditions detailed in the 2020 Omnibus Equity Incentive Plan.

(6)

Represents an award of RSUs granted on January 31, 2023. The RSUs vest under the following schedule:100% of the shares of Issuer’s Class A Common Stock subject to the restricted stock units vest on December 31, 2024, subject to the participant’s Continuous Service (as defined in the 2020 Omnibus Equity Incentive Plan) to the Company through such dates and subject to certain conditions detailed in the 2020 Omnibus Equity Incentive Plan.

2024 PROXY STATEMENT 45

EXECUTIVE AND DIRECTOR COMPENSATION ∎ OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information regarding outstanding awards made to our named executive officers as of our most recent fiscal year end.

	OPTION AWARDS							STOCK AWARDS
NAME	GRANT DATE FOR OPTIONS		NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#)	OPTION EXERCISE PRICE ($/ SHARE)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)(1)		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(2)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(1)(3)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(2)

Howard Friedman	—		—	—	—	—	—	99,108	(4)	1,609,514	176,674	2,869,186

Total					—			99,108		1,609,514	176,674	2,869,186

Cary Devore	8/29/2020		37,301		—	16.34	08/28/2030

	1/28/2022	(5)		61,959	—	15.51	01/28/2032

					—			95,677	(6)	1,553,794	102,759	1,668,806

Total			37,301	61,959	—			95,677		1,553,794	102,759	1,668,806

Ajay Kataria	8/29/2020		18,651		—	16.34	08/28/2030

	1/28/2022	(5)		44,010	—	15.51	01/28/2032

					—			25,503	(7)	414,169	52,926	859,518

Total			18,651	44,010	—			25,503		414,169	52,926	859,518

Mark Schreiber	8/29/2020		30,893		—	16.34	08/28/2030

	1/28/2022	(5)		31,269	—	15.51	01/28/2032

					—			16,182	(8)	262,796	34,694	563,431

Total			30,893	31,269	—			16,182		262,796	34,694	563,431

Theresa Shea	1/28/2022	(5)		30,228	—	15.51	01/28/2032

					—			15,952	(9)	259,060	34,004	552,225

Total			—	30,228	—			15,952		259,060	34,004	552,225

(1)

Equity Awards granted to the named executive officers will be forfeited upon his or her termination by us for cause or voluntarily by the participant without our consent other than for good reason, or for cause termination.

(2)	Market value based upon the closing market price of $16.24 of our Class A Common Stock on December 29, 2023.

(3)

Represents PSUs that have been granted but not yet vested. Our PSUs provide the participant with the opportunity to earn shares of our Class A Common Stock if we achieve certain thresholds with respect to relative TSR. The vesting percentage of the target PSUs for the applicable performance period will be determined based on TSR Percentile Rank. The portion of the PSUs that vest will be determined on a straight-line basis, as follows: 90th percentile or above equaling 200% vested, 70th percentile or above equaling 150% vested, 50th percentile or above equaling 100% vested, 30th percentile or above equaling 50% vested, lower than 30th percentile equaling 0% vested. See “Compensation Discussion and Analysis — Long-Term Incentives — 2020 Omnibus Equity Incentive Plan — Performance Share Units” for further information.

(4)

Represents two awards of RSUs that vest under the following schedules (i) 56,022 of the shares of Class A Common Stock subject to the RSUs vest on December 31, 2024; (ii) 21,543 of the shares of Class A Common Stock subject to the RSUs vest on December 31, 2024 and 21,543 of the shares of Class A Common Stock subject to the RSUs vest on December 1, 2025.

(5)

The shares of Class A Common Stock subject to the stock options granted on January 28, 2022 vest and become exercisable under the following schedule: The shares subject to the stock option vest and become exercisable on December 31, 2024, subject to the reporting person’s continuous service through such dates and subject to certain conditions as detailed in the 2020 Omnibus Equity Incentive Plan.

(6)

Represents two awards of RSUs that vest under the following schedules: (i) 13,560 of the shares of Class A Common Stock subject to the RSUs vest 50% on December 31, 2024, and 50% on December 31, 2025; (ii) 82,117 of the shares of Class A Common Stock subject to the RSUs vest on December 31, 2024

(7)

Represents two awards of RSUs that vest under the following schedules: (i) 15,873 of the shares of Class A Common Stock subject to the RSUs vest 50% on December 31, 2024 and 50% vest on December 31, 2025; (ii) 9,630 of the shares of Class A Common Stock subject to the RSUs vest 50% on December 31, 2024 and 50% on December 31, 2025.

(8)

Represents two awards of RSUs that vest under the following schedules: (i) 9,338 of the shares of Class A Common Stock subject to the RSUs vest 50% on December 31, 2024 and 50% vest on December 31, 2025; (ii) 6,844 of the shares of Class A Common Stock subject to the RSUs vest 50% on December 31, 2024 and 50% on December 31, 2025.

(9)

Represents two awards of RSUs that vest under the following schedules: (i) 9,338 of the shares of Class A Common Stock subject to the RSUs vest 50% on December 31, 2024 and 50% vest on December 31, 2025; (ii) 6,614 of the shares of Class A Common Stock subject to the RSUs vest 50% on December 31, 2024 and 50% on December 31, 2025.

46

EXECUTIVE AND DIRECTOR COMPENSATION ∎ OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Option Exercises and Stock Vested — Fiscal Year 2023

The following table shows the number of shares acquired by each of the named executive officers during fiscal year 2023 through vesting of RSUs and PSUs. No stock options were exercised by our named executive officers. The table also presents the value realized upon such vesting, as calculated based on the closing share price of our Class A Common Stock on the NYSE on the vesting date.

	STOCK AWARDS

NAME	NUMBER OF SHARES ACQUIRED ON VESTING (#)		VALUE REALIZED ON VESTING ($)

Howard Friedman	77,565		1,259,656

Cary Devore	95,325	(1)	1,548,078

Ajay Kataria	15,331	(1)	248,975

Mark Schreiber	12,365	(1)	200,808

Theresa Shea	10,294		167,175

(1)

Includes the number of shares of Class A Common Stock underlying PSUs earned from the performance cycle that ended on December 31, 2023, as determined by the Compensation Committee. The number of shares that became vested reflects payment of the PSU cycle ended December 31, 2023 at 83% of target. All of the applicable named executive officers received payment of the award in Common Stock in January 2024. In accordance with the terms of the PSU award agreement, each PSU represents one share of our Class A Common Stock at target levels, valued at $16.24, the closing price of our Class A Common Stock on the NYSE on December 29, 2023, the last trading day of the performance period for such PSUs.

NONQUALIFIED DEFERRED COMPENSATION — FISCAL 2023

The following table shows the contributions and earnings during fiscal 2023, and account balance as of December 31, 2023, for named executive officers under the Utz Quality Foods, Inc. Nonqualified Deferred Compensation Plan.

NAME	EXECUTIVE CONTRIBUTIONS IN LAST FISCAL YEAR ($)(1)	REGISTRANT CONTRIBUTIONS IN LAST FISCAL YEAR ($)(2)	AGGREGATE EARNINGS IN LAST FISCAL YEAR ($)(3)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE AT LAST FISCAL YEAR-END ($)(4)

Howard Friedman	0	0	0	0	0

Cary Devore	0	0	7,175	0	48,631

Ajay Kataria	0	0	2,459	0	15,112

Mark Schreiber	313,005	0	69,927	0	586,447

Theresa Shea	22,356	0	4,056	0	38,584

(1)

The executive contribution amounts under the Deferred Compensation Plan were included in fiscal year 2023 compensation in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table, as applicable.

(2)	These amounts, if any, were included in the “All Other Compensation” column of the Summary Compensation Table.

(3)	None of the amounts in this column are included in the Summary Compensation Table because plan earnings were not preferential or above-market.

(4)

The following amounts included in this column for the Deferred Compensation Plan also have been reported in the Summary Compensation Table as compensation for fiscal year 2023 or a prior fiscal year: Mr. Devore, $48,631, Mr. Kataria $15,112, Mr. Schreiber $586,447, and Ms. Shea $38,584.

2024 PROXY STATEMENT 47

EXECUTIVE AND DIRECTOR COMPENSATION ∎ EQUITY COMPENSATION PLAN INFORMATION

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2023, the last day of fiscal year 2023, with respect to the shares of our Class A Common Stock that may be issued under existing equity compensation plans. The category “Equity compensation plans approved by security holders” in the table below consists of the Utz Brands, Inc. 2020 Omnibus Equity Incentive Plan and the ESPP.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(1)		WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS ($)		NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (a))
	(a)		(b)		(c)

Equity compensation plans approved by security holders	2,822,622	(2)	15.77	(3)	10,345,355	(4)

Equity compensation plans not approved by security holders			—		—

Total	2,822,622		—		10,345,355	(5)

(1)	Excludes purchase rights accruing as of December 31, 2023 under the ESPP.

(2)

Includes 649,930 shares subject to outstanding stock options, 1,350,933 shares subject to outstanding RSUs and 821,799 shares issuable under outstanding PSUs based on an assumed target performance, unless performance is otherwise known.

(3)	The weighted average exercise price relates solely to outstanding stock option shares since shares subject to RSUs and PSUs have no exercise price.

(4)

Includes shares available for future issuance under the ESPP. As of December 31, 2023, an aggregate of 1,133,522 shares of Class A Common Stock were available for future issuance under the ESPP, including shares subject to purchase during the current purchase period.

(5)	As of December 31, 2023, 9,211,833 shares and 1,133,522 shares were available for future issuance under the 2020 Omnibus Equity Incentive Plan and the ESPP, respectively.

DIRECTOR COMPENSATION IN FISCAL 2023

In Fiscal Year 2023, we maintained a director compensation program which was designed to provide competitive compensation necessary to attract and retain high quality non-employee directors and to encourage ownership of our securities to further align their interests with those of our stockholders. The program provides the following compensation for non-employee directors:

∎	An annual cash retainer of $75,000 for non-employee directors of the Board;

∎

An additional cash retainer of $90,000 for Chairperson of the Board, $25,000 for Lead Independent Director, and additional annual cash retainers of $40,000 for the Chairperson of the Audit Committee, $15,000 for the Chairperson of the Compensation Committee and $10,000 for the Chairperson of the Nominating and Corporate Governance Committee; and

∎

An equity retainer with a value of $125,000 upon such director’s election to office, payable in the form of RSUs, granted in connection with each annual meeting of stockholders that vests on the earlier of the one-year anniversary of the grant or the next annual meeting of stockholders. Employee directors receive any equity compensation in connection with their employment and not as a director.

All cash retainers will be payable quarterly in arrears.

As our employees, Messrs. Rice and Friedman were not eligible for such retainer and other compensation paid to non-employee directors in Fiscal Year 2023. Mr. Rice retired from his position as Special Advisor of the Company at the end of Fiscal Year 2023, and, therefore, will be eligible to participate in the Company’s standard non-employee director compensation program for fiscal year 2024. For Fiscal Year 2023, Mr. Lissette served as Executive Chairperson of the Company until May 4, 2023, and received a $200,000 bonus payment on May 4, 2023 upon completion of his service as Executive Chairperson, as well as a pro-rated RSU grant in an amount of 2,249 shares of Class A Common Stock. Thereafter, as non-executive Chairperson of the Board, Mr. Lissette was eligible to participate in a pro-rated portion of the Company’s standard non-employee director compensation program for fiscal year 2023.

For Fiscal Year 2024, the director compensation program has been revised as set forth below:

∎	The annual cash retainer has been increased to $87,500 from $75,000 for non-employee directors of the Board;

48

EXECUTIVE AND DIRECTOR COMPENSATION ∎ DIRECTOR COMPENSATION IN FISCAL 2023

∎	The additional annual cash retainers for the Chairperson of the Audit Committee has been decreased to $25,000 from $40,000; and

∎

The equity retainer has been increased to a value of $130,000 from $125,000, payable in the form of RSUs, granted in connection with each annual meeting of stockholders that vests on the earlier of the one-year anniversary of the grant or the next annual meeting of stockholders.

Except as otherwise set forth above, the remaining elements of the director compensation program will remain unchanged from Fiscal Year 2023 to Fiscal Year 2024.

The table below sets forth information regarding director compensation for the fiscal year ended December 31, 2023.

NAME	FEES EARNED OR PAID IN CASH ($)(1)		STOCK AWARDS ($)(2)		TOTAL ($)

Dylan Lissette	323,285	(3)	166,667	(4)	398,952

Craig Steeneck	115,000		125,000		240,000

Roger Deromedi	100,000		125,000		225,000

Jason Giordano	90,000		125,000		215,000

John Altmeyer	85,000		125,000		210,000

Timothy Brown	75,000		125,000		200,000

Christina Choi	75,000		125,000		200,000

Antonio Fernandez	75,000		125,000		200,000

B. John Lindeman	75,000		125,000		200,000

Pamela Stewart	75,000		125,000		200,000

Michael Rice	125,000	(5)	—		125,000

(1)	Director compensation is payable in arrears on a quarterly basis.

(2)

Amounts set forth in this column represent the aggregate grant date fair value of equity awards granted to each director, in accordance with accounting standards codification topic No. 718. For a discussion of the assumptions made in such valuation of the equity awards reported in this column with respect to fiscal year 2021, see note 1 “operations and summary of significant accounting policies” to our audited financial statements for the fiscal year ended December 31, 2023, included in our annual report on Form 10-K .

(3)

Includes $214,615.54 paid to Mr. Lissette in his role as Executive Chairperson from January to May 2023 as well as a prorated payment of Mr. Lissette’s director compensation following the end of his term as Executive Chairperson and the assumption of the role as Chairperson of the Company.

(4)

Reflects the grant date fair value for (a) 6,746 RSUs pursuant to the annual grant to all members of the Board, and (b) 2,249 RSUs as a pro-rated award from Mr. Lissette’s service as Executive Chairperson from January through May 2023. Does not include $289,758, reflecting the grant date fair value for 14,423 shares of Class A Common Stock issued to Mr. Lissette on January 31, 2023 as a result of the vesting of a PSU award.

(5)	Mr. Rice received an annual salary of $125,000 for his service as Chairperson Emeritus and Special Advisor of the Company.

CEO PAY RATIO

As required by SEC rules, we are providing the following information about the ratio of the total annual compensation of our Chief Executive Officer and the total annual compensation of our median employee (the “Median Employee”). We believe our Chief Executive Officer pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. For Fiscal Year 2023, our last completed fiscal year:

∎	Total Annual Compensation of our Chief Executive Officer was $4,113,444.

∎	Total Annual Compensation of our Median Employee was $48,166.

Based on this information, for Fiscal Year 2023, the estimated ratio of the compensation of our Chief Executive Officer and the Median Employee was approximately 85 to 1.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on the methodology described below. The SEC rules for identifying the median compensated employee and calculating the pay ratio allow companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

2024 PROXY STATEMENT 49

EXECUTIVE AND DIRECTOR COMPENSATION ∎ CEO PAY RATIO

Median Employee

As permitted under SEC rules, we may identify our Median Employee for purposes of providing disclosure once every three years, provided that there has been no change in our employee population or employee compensation arrangements that we reasonably believe would result in significant change in our pay ratio disclosure. We believe during Fiscal Year 2023 there has been no change to our employee population or employee compensation arrangements that would result in a significant change to our pay ratio disclosure. Accordingly, as permitted under SEC rules, we are using the same Median Employee identified in 2021 to calculate our Fiscal Year 2023 CEO pay ratio. For Fiscal Year 2023, the annual total compensation of such previously identified Median Employee was $48,166, calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.

As previously disclosed, in Fiscal Year 2021, to identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our Median Employee, we took the following steps:

1.

We determined that as of December 31, 2021 we had 3,717 full-time, part-time, and seasonal employees excluding Mr. Lissette, our former Chief Executive Officer. In determining the identity of our Median Employee, we excluded 173 employees employed by our recent acquisition, R.W. Garcia, as this company was acquired in early December. Removal of those employees netted a remaining population of 3,544 from which to choose the median employee. We selected December 31, 2021, which is within the last three months of fiscal year 2021, as the date upon which we would identify the Median Employee because it enabled us to make such identification in a reasonably efficient and economical manner.

2.

To determine the median employee, we used base salary and wages paid to our employee population as our consistently applied compensation measure. We annualized compensation for any full or part-time employees who were employed at year-end but did not work during the entire year. No cost-of-living or other adjustments were made to compensation. Using this methodology, we determined that the Median Employee was a non-exempt, full-time associate.

3.

We identified our Median Employee using this compensation measure, which was consistently applied to all our employees included in the calculation. Since all our employees are located in the United States, as is our Chief Executive Officer, we did not make any cost-of-living adjustments in identifying the Median Employee.

4.	Once we identified our Median Employee, we combined all of the elements of such employee’s compensation in accordance with the requirements of Item 402(c)(2) of Regulation S-K.

50

2024 PROXY STATEMENT
PAY VS. PERFORMANCE

PAY VS. PERFORMANCE
Pay vs Performance Tabular Disclosure

Pay vs. Performance Disclosure (1)
							Value of Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for First PEO (2)	Summary Compensation Table Total for Second PEO (3)	Compensation Actually Paid to First PEO (2)(4)	Compensation Actually Paid to Second PEO (3)(4)	Average Summary Compensation Table Total for Non-PEO NEOs (5)	Average Compensation Actually Paid to Non-PEO NEOs (5)(6)	Utz Brands, Inc. Total Shareholder Return (7)	S&P 1500 Composite Packaged Foods & Meats Index Total Shareholder Return (8)	Net Income (Loss) in Millions (9)	Adj EBITDA in Millions (9 (10)

2023	—	$4,113,444	—	$3,844,446	$1,666,798	$1,608,290	$163	$107	($40.0)	$187.2

2022	$5,870,043	$4,252,567	$5,856,068	$4,134,920	$3,157,332	$3,215,423	$159	$118	($14.0)	$170.5

2021	$1,012,309	—	($1,572,541)	—	$605,171	($377,493)	$158	$112	$8.0	$156.2

2020	$6,695,741	—	$7,728,482	—	$2,444,023	$2,834,026	$216	$101	Predecessor - $3.4 Successor - ($107.9)	Predecessor - $86.3 Successor - $47.6
Notes

(1)
Equity compensation fair value is calculated based on the assumptions determined in accordance with FASB ASC Topic 718. For the fiscal periods in 2020, such amounts also include the stock-based compensation modification expense associated with the conversion of the Phantom Units under the 2018 LTIP into 2020 LTIP RSUs. For a discussion of the assumptions made in such valuation of the equity awards reported in this table, see Note 1 “Operations and Summary of Significant Accounting Policies” to our audited financial statements for the fiscal year ended December 31, 2023, included in our Annual Report on Form 10-K.

(2)
The Company’s principal executive officer (“PEO”) for the fiscal periods in 2020 until December of fiscal year 2022 was
Dylan Lissette
(the “First PEO”),
at which point he transitioned
to Executive
Chairperson
upon commencement of Howard Friedman’s employment as Chief Executive Officer.

(3)	The Company’s PEO from December of fiscal year 2022 through fiscal year 2023 was Howard Friedman (the “Second PEO”).

(4)	PEO "CAP" Calculation Detail
		First PEO - Dylan Lissette			Second PEO - Howard Friedman	Second PEO - Howard Friedman
	Compensation Element	2020	2021	2022	2022	2023

	SCT Reported Total Compensation	$6,695,741	$1,012,309	$5,870,043	$4,252,567	$4,113,444

	Aggregate SCT Reported Equity Compensation (-)	($2,999,856)	$0	($3,298,145)	($4,229,682)	($2,375,116)

	Year-End Fair Value of Awards Granted During the FY & Outstanding (+)	$3,149,458	$0	$3,313,719	$4,112,036	$1,922,497

	Year-Over-Year Change in Fair Value of Awards Granted During Prior FY & Outstanding (+/-)	$883,139	($1,641,497)	($52,845)	$0	($208,404)

	Vesting Date Fair Value of Awards Granted & Vested During the Covered FY (+)	$0	$0	$0	$0	$349,858

	Year-Over-Year Change in Fair Value of Awards Granted During Prior FY & Vesting During Covered FY (+/-)	$0	($943,353)	$11,285	$0	$21,288

	Value of Dividends Payable not Otherwise Reflected in Fair Value Determination or Total Compensation (+)	$0	$0	$12,011	$0	$20,878

	"Compensation Actually Paid" Determination	$7,728,482	($1,572,541)	$5,856,068	$4,134,920	$3,844,446

2024 PROXY STATEMENT 51

PAY VS. PERFORMANCE

(5)	The Company’s other, non-PEO, named executive officers (“NEOs”) for each fiscal year set forth in the table above were:

Fiscal Year	Non-PEO NEOs

2020	Cary Devore and Mark Schreiber

2021	Cary Devore, Ajay Kataria, Mark Schreiber, Shane Chambers, and Tucker Lawrence

2022	Cary Devore, Ajay Kataria, Mark Schreiber, and Theresa Shea

2023	Cary Devore, Ajay Kataria, Mark Schreiber, and Theresa Shea

(6)	Average Non-PEO NEOs "CAP" Calculation Detail
		Average Non-PEO NEO
	Compensation Element	2020	2021	2022	2023

	SCT Reported Total Compensation	$2,444,023	$605,171	$3,157,332	$1,666,798

	Aggregate SCT Reported Equity Compensation (-)	($1,361,103)	$0	($1,894,898)	($847,073)

	Year-End Fair Value of Awards Granted During the FY & Outstanding (+)	$880,305	$0	$1,626,584	$742,203

	Year-Over-Year Change in Fair Value of Awards Granted During Prior FY & Outstanding (+/-)	$870,801	($258,883)	($7,742)	($47,961)

	Vesting Date Fair Value of Awards Granted & Vested During the Covered FY (+)	$0	$0	$330,622	$74,395

	Year-Over-Year Change in Fair Value of Awards Granted During Prior FY & Vesting During Covered FY (+/-)	$0	($723,781)	$1,590	$18,066

	Value of Dividends Payable not Otherwise Reflected in Fair Value Determination or Total Compensation (+)	$0	$0	$1,935	$1,861

	"Compensation Actually Paid" Determination	$2,834,026	($377,493)	$3,215,423	$1,608,290

(7)
TSR calculated based on an assumed $100 investment as of December 29, 2019, the last day of the fiscal period for our predecessor company prior to fiscal periods in 2020, and the reinvestment of any issued dividends, including period prior to the Business Combination.

(8)	Peer TSR calculated for the S&P 1500 Composite Packaged Foods & Meat Index based on an assumed $100 investment as of December 29, 2019 and the reinvestment of any issued dividends.

(9)
fiscal periods in 2020 financial performance reflects financial performance for the Company during the Successor period following the Business Combination, as well as during the period for our predecessor company prior to the Business Combination.

(10)	See Annex A for reconciliation of Adjusted EBITDA performance in accordance with GAAP to non-GAAP financial results.
Pay vs Performance Narrative Disclosure
Description of Pay vs Performance
The Compensation Committee reviews a variety of Company-wide and individual factors to link executive compensation actually paid with Company and executive performance. To promote strong pay-for-performance
orientation when setting executive compensation packages, our compensation program utilizes a balance of short-term and long-term objectives
. For
more information on our compensation program, see “Executive and Director Compensation – Compensation Program Objectives and Design”. The Compensation Committee also assesses target compensation and potentially realizable compensation in addition to compensation actually paid to maintain a holistic understanding of executive total compensation packages.
Following the Business Combination, the Company made certain initial awards under its 2020 Omnibus Equity Plan to its NEOs. In fiscal year 2021, the Compensation Committee considered the timing of awards granted to NEOs in the fiscal periods in 2020, and determined to establish a regular grant cycle commencing in fiscal year 2022.
The compensation actually paid in the fiscal periods in 2020 generally exceeded fiscal year 2021 and fiscal year 2022 levels for the Company’s first PEO. As is reflected in the tabular disclosure above, compensation actually paid to our First PEO decreased from $7,728,482 in the fiscal periods in 2020 to ($1,572,541) in fiscal year 2021. Over the three-year span from 2020 to 2022, compensation actually paid to our First PEO decreased from $7,728,482 in fiscal periods in 2020 to $5,856,068 in fiscal year 2022. In December 2022, the Company transitioned to the Company’s Second PEO. In connection with his appointment, our PEO received a time-based RSU award subject to time-based vesting criteria and a PSU performance stock unit award that vests subject to the Company’s relative TSR. The compensation actually paid to our Second PEO in fiscal year 2023 was below the compensation actually paid to him in fiscal year 2022 and the compensation actually paid to our first PEO in fiscal periods 2020 and 2022, but above that paid to our first PEO in fiscal year 2021.

52

PAY VS. PERFORMANCE

Comparatively, fiscal periods in 2020 compensation actually paid fell above fiscal year 2021 but below fiscal 2022 levels for the Company’s average non-PEO
NEO. Over the fiscal periods from 2020 to 2023, average compensation actually paid to the Company’s non-PEO
NEOs has fluctuated from
year-to-year,
as demonstrated in the table above.
The Company’s compensation packages take into consideration the Company’s TSR performance relative to its peer companies under its PSU awards. During the period commencing on December 29, 2019, the Company’s TSR performance generally exceeded the S&P 1500 Packaged Foods & Meats Index based on an assumed $100 investment as of December 29, 2019, however, the Company’s relative TSR performance has also fluctuated over that period as a result of its relative performance against our peer companies. As a result, the compensation actually paid to our PEOs and non-PEO
NEOs fluctuated.
The Company’s compensation program considers adjusted EBITDA relative to threshold, target and maximum levels under its ABP. See “Compensation Discussion and Analysis – Annual Cash Short-Term Incentive Award Program” for a discussion of our ABP. The Company’s adjusted EBITDA performance increased from $47,600,000 in the fiscal periods in 2020 (excluding $86,300,000 attributable to the period for our predecessor company) to $156,200,000 in fiscal year 2021, $170,500,000 in fiscal year 2022, and $187,200,000 in fiscal year 2023.
Further, the Company’s net income increased to $(14.0) million in fiscal year 2022 from $(107.9) million in the successor company’s fiscal period in 2020 (excluding $3.4 million attributable to the period for our predecessor company), with fiscal year 2021 net income at $8.0 million, representing an increase when compared to the fiscal periods in 2020, however net income decreased to $(40.0) million in fiscal year 2023. Net income is not a component of our compensation program, and the Compensation Committee believes that Adjusted EBITDA and other performance
metrics are more direct measurements of Company performance.
Performance Metrics to Link Executive Compensation Actually Paid with Company Performance
Provided below are the most important measures used to link compensation actually paid with the Company’s performance during the most recently completed fiscal year:

Adjusted EBITDA

Net Sales

OGSM Rating
See the “Compensation Discussion and Analysis” above and included in the Company’s historical proxy statements for additional detail on executive compensation actions. Note, the compensation value ultimately realized by the Company’s executive officers remains subject to significant variation over time due to factors, including without limitation, forfeiture of unvested awards prior to vesting and variation in stock price prior to vesting of an award.

2024 PROXY STATEMENT 53

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT ∎ BENEFICIAL OWNERSHIP TABLE

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership Table

The following table sets forth certain information regarding the beneficial ownership of our Class A Common Stock and our Class V Common Stock as of February 22, 2024 (the “Measurement Date”).

The information is provided with respect to (1) each person who is known by us to own beneficially more than 5% of the outstanding shares of any class of our Common Stock, (2) each of our named executive officers and directors and (3) all of our executive officers and directors, as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including any additional securities obtainable within 60 days through the exercise of options, warrants or other purchase rights.

The beneficial ownership of shares of our Common Stock is based on the following outstanding shares as of the Measurement Date: (i) an aggregate of 81,406,827 shares of Class A Common Stock and (ii) 59,349,000 shares of our Class V Common Stock.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. No director or executive officer has pledged any of the shares or units disclosed below. Unless otherwise noted, the business address of each of the following entities or individuals is 900 High Street, Hanover, PA 17331.

NAME	CLASS A COMMON STOCK	% OF CLASS A COMMON STOCK	CLASS V COMMON STOCK(1)	% OF CLASS V COMMON STOCK	% OF TOTAL VOTING POWER

DIRECTORS AND NAMED EXECUTIVE OFFICERS

John Altmeyer(3)	50,210	*	—	—	*

Timothy Brown(4)	45,210	*	—	—	*

Christina Choi(5)	25,210	*	—	—	*

Roger Deromedi(6)	6,855,125	8.18%	—	—	4.79%

Antonio F. Fernandez(7)	229,243	*	—	—	*

Howard Friedman	60,735	*	—	—	*

Jason Giordano(8)	5,376,193	6.45%	—	—	3.77%

B. John Lindeman(9)	30,790	*	—	—	—

Dylan Lissette(10)	1,113,987	1.37%	—	—	—

Michael Rice	—	*	—	—	—

Craig Steeneck(11)	277,710	*	—	—	—

Pamela Stewart(12)	19,386	*	—	—	—

Cary Devore(13)	280,059	*	—	—	—

Ajay Kataria(14)	106,169	*	—	—	—

Mark Schreiber(15)	129,746	*	—	—	—

Theresa Shea	11,361	*	—	—	—

All Directors and Executive Officers as a Group (21 persons)(16)	14,652,194	17.03%	—	—	10.08%

54

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT ∎ BENEFICIAL OWNERSHIP TABLE

NAME	CLASS A COMMON STOCK	% OF CLASS A COMMON STOCK	CLASS V COMMON STOCK(1)	% OF CLASS V COMMON STOCK	% OF TOTAL VOTING POWER

5% OWNERS

Chinh Chu(17)	6,528,380	8.02%	—	—	4.55%

JPMorgan Chase & Co.(18)	5,108,617	6.29%	—	—	3.64%

BlackRock, Inc.(19)	5,585,368	6.88%	—	—	3.97%

Neuberger Berman Group LLC(20)	4,710,517	5.80%	—	—	3.95%

T. Rowe Price Investment Management, Inc.(21)	4,100,368	5.04%	—	—	2.91%

Champlain Investment Partners, LLC(22)	5,634,800	6.92%	—	—	4.00%

The Vanguard Group(23)	6,780,350	8.33%	—	—	4.82%

Series R of UM Partners, LLC(24)	150,000	*	8,902,350	15%	6.44%

Series U of UM Partners, LLC(24)	850,000	1.05%	50,446,650	85%	36.50%

*	Less than 1%

(1)

Class V Common Stock entitles the holder thereof to one vote per share. Subject to the terms of the Third Amended and Restated Limited Liability Company Agreement of UBH, dated August 28, 2020 (the “Third Amended and Restated Limited Liability Company Agreement”), the common units representing limited liability company interests of UBH following the Business Combination (the “Common Company Units”), together with an equal number of shares of Class V Common Stock, are exchangeable for shares of Class A Common Stock on a one-for-one basis.

(2)

Represents percentage of voting power of the holders of our Class A Common Stock and Class V Common Stock voting together as a single class. See “Questions and Answers About Our Annual Meeting — Who can vote at the Annual Meeting?”

(3)	Represents 43,464 shares of Class A Common Stock and 6,746 shares of Class A Common Stock issuable upon settlement of RSUs that vest within 60 days of the Measurement Date.

(4)	Represents 38,464 shares of Class A Common Stock and 6,746 shares of Class A Common Stock issuable upon settlement of RSUs that vest within 60 days of the Measurement Date.

(5)	Represents 18,464 shares of Class A Common Stock and 6,746 shares of Class A Common Stock issuable upon settlement of RSUs that vest within 60 days of the Measurement Date.

(6)

Represents (i) 3,426,970 shares of Class A Common Stock and 2,400,000 shares of Class A Common Stock issuable up exercise of Private Placement Warrants (as defined below) held by the Roger K. Deromedi Revocable Trust Dated 2/11/2000 Amended and Restated 11/9/2011 (the “Revocable Trust”), (ii) 360,000 shares of Class A Common Stock held by the Roger K. Deromedi Irrevocable Generation Skipping Trust dated October 1, 2020, Sandra E. Deromedi, Trustee, FBO Sandra E. Deromedi (the “Irrevocable Trust”), (iii) 650,466 shares of Class A Common Stock held by the Roger K. Deromedi Irrevocable Grantor Retained Annuity Trust dated 11/01/2021 (the “GRAT”), (iv) 10,943 are directly held by Mr. Deromedi, and (v) 6,746 shares of Class A Common Stock issuable upon settlement of RSUs that vest within 60 days of the Measurement Date. Mr. Deromedi is the trustee of the Revocable Trust and GRAT and has voting and dispositive power of the securities held by such entities and Mr. Deromedi’s spouse is the trustee of the Irrevocable Trust and has voting and dispositive power of the securities held by such entity. Mr. Deromedi disclaims beneficial ownership of the securities held by the Irrevocable Trust, and this is not an admission that he is the beneficial owner of these securities other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(7)	Represents 222,497 shares of Class A Common Stock and 6,746 shares of Class A Common Stock issuable upon settlement of RSUs that vest within 60 days of the Measurement Date.

(8)

Represents (i) 3,449,447 shares of Class A Common Stock (including 709,647 shares of Class A Common Stock held jointly with his spouse) and 6,746 shares of Class A Common Stock issuable upon settlement of RSUs that vest within 60 days of the Measurement Date (ii) 1,920,000 shares of Class A Common Stock issuable up exercise of Private Placement Warrants. Does not include any indirect interest in securities held by CC Collier Holdings, LLC.

(9)	Represents 24,044 shares of Class A Common Stock and 6,746 shares of Class A Common Stock issuable upon settlement of RSUs that vest within 60 days of the Measurement Date.

(10)

Represents (i) 55,788 shares of Class A Common Stock; (ii) 149,204 shares of Class A Common Stock issuable upon exercise of vested stock options; (iii) 8,995 shares of Class A Common Stock issuable upon settlement of RSUs that vest within 60 days of the Measurement Date; and (iv) 900,000 shares of Class A Common Stock held by the Rice Family Foundation of which Mr. Lissette’s wife is Trustee.

(11)	Represents 270,964 shares of Class A Common Stock and 6,746 shares of Class A Common Stock issuable upon settlement of RSUs that vest within 60 days of the Measurement Date.

(12)	Represents 12,640 shares of Class A Common Stock and 6,746 shares of Class A Common Stock issuable upon settlement of RSUs that vest within 60 days of the Measurement Date.

(13)	Represents (i) 242,758 shares of Class A Common Stock and (ii) 37,301 shares of Class A Common Stock issuable upon exercise of vested stock options.

(14)	Represents (i) 87,518 shares of Class A Common Stock and (ii) 18,651 shares of Class A Common Stock issuable upon exercise of vested stock options.

(15)

Represents (i) 98,153 shares of Class A Common Stock; (ii) 30,893 shares of Class A Common Stock issuable upon exercise of vested stock options; and (iii) 700 shares of Class A Common Stock held in a trust for the benefit of Mr. Schreiber and his spouse. Mr. Schreiber and his spouse are trustees of the trust. Mr. Schreiber disclaims beneficial ownership of the securities held by the trust, and this is not an admission that he is the beneficial owner of these securities other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(16)

Represents 10,161,616 shares of Class A Common Stock, 4,320,000 shares of Class A Common Stock subject to Private Placement Warrants, 236,049 shares of Class A Common Stock issuable upon exercise of vested options, and 69,709 shares of Class A Common Stock issuable upon settlement of RSUs that vest within 60 days of the Measurement Date.

(17)

Based solely on information reported on a Schedule 13G/A filed with the SEC on February 13, 2024 by Collier Creek Partners LLC, Chinh E. Chu and Jason K. Giordano. Represents (i) 3,648,380 Class A Shares and (ii) 2,880,000 shares of Class A Common Stock issuable up exercise of Private Placement Warrants held by CC Collier Holdings, LLC as of December 31, 2023. CC Collier Holdings, LLC is the record holder of such securities. Chinh E. Chu has sole voting and investment discretion with respect to the securities held of record by CC Collier Holdings, LLC. Mr. Chu disclaims beneficial ownership over any securities owned by CC Collier Holdings, LLC other than to the extent of any pecuniary interest he may have therein, directly or indirectly. Mr. Chu served as a member of the Board of Directors of Collier Creek until the closing of the Business Combination. The business address of CC Collier Holdings, LLC is 200 Park Avenue, 58th Floor, New York, New York 10166.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT ∎ CHANGE IN CONTROL

(18)

Based solely on information reported on Schedule 13G/A filed with the SEC January 25, 2024 reflecting the JP MORGAN CHASE & CO having sole dispositive power over 5,100,500 shares of Class A Common Stock, sole Voting Power over 4,714,754 shares of Class A Common Stock and Shared Dispositive Power over 8,117 shares of Class A Common Stock.

(19)

Based solely on information reported on Schedule 13G/A filed with the SEC January 26, 2024 reflecting BlackRock, Inc. having sole dispositive power over 5585368 shares of Class A Common Stock, and sole voting power with respect to 5480721 shares of Class A Common Stock.

(20)

Based solely on information reported on Schedule 13G/A filed with the SEC February 12, 2024 reflecting Neuberger Berman Group LLC having sole dispositive power over 0 shares of Class A Common Stock, and sole voting power with respect to 4,628,983 shares of Class A Common Stock, and Shared Dispositive Power with respect to 4,710,517 shares of Class A Common Stock.

(21)

Based solely on information reported on Schedule 13G/A filed with the SEC February 14, 2024 reflecting T. Rowe Price Investment Management, Inc. having sole dispositive power over 4,100,368 shares of Class A Common Stock, and sole voting power with respect to 1,567,071 shares of Class A Common Stock.

(22)

Based solely on information reported on Schedule 13G/A filed with the SEC February 13, 2024 reflecting Champlain Investment Partners, LLC having sole dispositive power over 5,634,800 shares of Class A Common Stock, and sole voting power with respect to 1,4176,145 shares of Class A Common Stock.

(23)

Based solely on information reported on Schedule 13G/A filed with the SEC February 13, 2024 reflecting The Vanguard Group having sole dispositive power over 6,584,124 shares of Class A Common Stock, shared voting power with respect to 133,112 shares of Class A Common Stock and shared dispositive power with respect to 196,226 shares of Class A Common Stock.

(24)

Represents an aggregate of 1,000,000 shares of Class A Common Stock and 59,349,000 shares of Class A Common Stock issuable upon the conversion of certain Common Company Units retained by the Continuing Members at the closing of the Business Combination and the surrender and cancellation of a corresponding number of shares of Class V Common Stock. UM Partners, LLC is a series LLC, consisting of two separate protected series, each of which has separate members, managers, ownership interests, assets, debts, liabilities, obligations and expenses. The boards of managers of each of Series U of UM Partners LLC and Series R of UM Partners LLC consist of five members and act by majority approval. Each of the members of the boards of managers of Series U of UM Partners LLC and Series R of UM Partners LLC disclaims beneficial ownership of any of our shares of Class V Common Stock, other than to the extent of any pecuniary interest he or she may have therein, directly or indirectly.

Change in Control

There are no arrangements, known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our ordinary shares and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner during the year ended December 31, 2023, except that the following officers filed a Form 4 of February 2, 2024 related to tax withholdings for, respectively, one transaction (Dylan Lissette), two transactions (Howard Friedman), three transactions (Eric Aumen, Ajay Kataria and Mark Schreiber), four transactions (Cary Devore, Theresa Shea, and Chad Whyte) and five transactions (Shannan Redcay and Jim Sponaugle) which occurred on December 31, 2022, January 31, 2023 and/or December 31, 2023.

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RELATED PARTY TRANSACTIONS

RELATED PARTY TRANSACTIONS

Sageworth Trust Company Profit Sharing/401(k) Plan Advisory Services

On January 1, 2011, Utz Quality Foods, Inc. entered into an engagement letter with Sageworth Trust Company (“Sageworth Trust”) for fiduciary services in connection with the Utz Quality Foods, Inc. Profit Sharing/401(k) Plan. Timothy P. Brown is the Founder and Chief Executive Officer of Sageworth Trust. Sageworth Trust provided plan design, investment and similar services under the engagement letter. On July 31, 2019, Utz Quality Foods and Sageworth Trust entered into a new engagement letter (“October 1, 2019 Engagement Letter”), which became effective October 1, 2019 and replaced a January 1, 2011 engagement letter. Under the October 1, 2019 Engagement Letter, the services provided by Sageworth Trust to the Utz Quality Foods, LLC Profit Sharing/401(k) Plan and its sponsor remained substantially the same as under the 2011 engagement letter. Under the October 1, 2019 Engagement Letter, UBH was required to pay Sageworth Trust $35,000 each calendar quarter during the term, plus out-of-pocket expenses.

In May of 2021, Utz Brands, Inc. and Sageworth Trust entered into a new engagement letter (the “Current Engagement Letter”) which replaced the October 1, 2019 Engagement Letter. Under the Current Engagement Letter, effective in the third quarter of 2021, Utz pays Sageworth Trust an amount equal to 0.01% of the plan assets under management per fiscal quarter, plus out of pocket expenses. In connection with the services provided by Sageworth Trust with respect to the Utz Quality Foods, LLC Profit Sharing/401(k) Plan during fiscal year 2023, Utz paid Sageworth Trust $91,293.41.

Third Amended and Restated Limited Liability Company Agreement

On the Closing Date, the existing Second Amended and Restated Limited Liability Company Agreement of UBH was further amended and restated in its entirety to become the Third Amended and Restated Limited Liability Company Agreement.

Rights of the Units

Following the Closing, the Common Company Units are entitled to share in the profits and losses of UBH and to receive distributions as and if declared by our managing member and have no voting rights.

The Third Amended and Restated Limited Liability Company Agreement contains provisions which require that a one-to-one ratio is maintained between interests held by us in UBH and our Common Stock outstanding, subject to certain exceptions (including in respect of management equity which has not been settled in our Common Stock). In addition, the Third Amended and Restated Limited Liability Company Agreement permits us, in our capacity as the managing member, to take actions to maintain such ratio, including in connection with stock splits, combinations, recapitalizations and exercises of the Continuing Members’ exchange rights (described below).

We, as the managing member of UBH, have the authority to create new equity interests in UBH, and establish the rights and privileges of such interests.

Management

We, as the managing member of UBH following the Closing, have the sole authority to manage the business and affairs of UBH in accordance with the Third Amended and Restated Limited Liability Company Agreement or applicable law. The business, property and affairs of UBH is managed solely by the managing member, and the managing member cannot be removed or replaced except by the incumbent managing member.

Distributions

Immediately following the Closing, our Board of Directors adopted a distribution policy in respect of UBH, pursuant to which we, as the managing member of UBH, will declare quarterly ordinary distributions and tax distributions, out of available cash, available borrowings and other funds legally available therefor, unless prohibited by applicable law and subject to applicable restrictions in UBH’s bank financing agreements. The Third Amended and Restated Limited Liability Company Agreement provides for quarterly ordinary distributions as well as quarterly tax distributions, in each case payable in accordance with the

2024 PROXY STATEMENT 57

RELATED PARTY TRANSACTIONS ∎

Third Amended and Restated Limited Liability Company Agreement and UBH’s distribution policy, to the holders of Common Company Units on a pro rata basis based upon, with respect to tax distributions, an agreed-upon formula related to the taxable income of UBH allocable to holders of Common Company Units. Generally, these tax distributions will be computed based on our estimate of the taxable income of UBH allocable to each holder of Common Company Units (based on certain assumptions) multiplied by an assumed tax rate equal to the highest effective marginal combined United States federal, state and local income tax rate applicable to an individual resident in Pennsylvania or a U.S. corporation (whichever is higher), taking into account all jurisdictions in which we are required to file income tax returns and the relevant apportionment information and the character of UBH’s income, subject to various adjustments. Distributions, including tax distributions, will be made to holders of Common Company Units on a pro rata basis.

Upon the liquidation or winding up of UBH, all net proceeds thereof will be distributed one hundred percent (100%) to the holders of Common Company Units on a pro rata basis.

Transfer Restrictions

The Third Amended and Restated Limited Liability Company Agreement contains restrictions on transfers of units and requires the prior consent of the managing member for such transfers, except, in each case, for (i) certain transfers to permitted transferees under certain conditions and (ii) exchanges of Common Company Units for Class A Common Stock.

Exchange of Common Company Units for Class A Common Stock

The Continuing Members will, up to twice per calendar quarter in the aggregate, be able to exchange all or any portion of their Common Company Units, together with the cancellation of an equal number of shares of Class V Common Stock, for a number of shares of Class A Common Stock equal to the number of exchanged Common Company Units by delivering a written notice to UBH, with a copy to Utz; provided that no holder of Common Company Units may exchange less than 100,000 Common Company Units in any single exchange unless exchanging all of the Common Company Units held by such holder at such time, subject in each case to the limitations and requirements set forth in the Third Amended and Restated Limited Liability Company Agreement regarding such exchanges. Notwithstanding the foregoing, we may, at our sole discretion, in lieu of delivering shares of Class A Common Stock for any Common Company Units surrendered for exchange, pay an amount in cash per Common Company Unit equal to the 5-day volume weighted average price (“VWAP”) of the Class A Common Stock ending on the day immediately prior to the date of the giving of the written notice of the exchange.

Exchange Ratio

For each Common Company Unit exchanged, one share of Class V Common Stock will be canceled and one share of Class A Common Stock will be issued to the exchanging member (unless we elect to pay an amount in cash in lieu thereof as described above). The exchange ratio will be adjusted for any subdivision (split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the Common Company Units that is not accompanied by an identical subdivision or combination of the Class A Common Stock or, by any such subdivision or combination of the Class A Common Stock that is not accompanied by an identical subdivision or combination of the Common Company Units. If the Class A Common Stock is converted or changed into another security, securities or other property, on any subsequent exchange an exchanging Common Company Unit holder will be entitled to receive such security, securities or other property.

Restrictions on Exchange

We may limit the rights of holders of Common Company Units to exchange their Common Company Units under the Third Amended and Restated Limited Liability Company Agreement if we determine in good faith that such restrictions are necessary so that UBH will not be classified as a “publicly traded partnership” under applicable tax laws and regulations.

Expenses

UBH will reimburse all of our expenses in connection with our ownership and management of UBH and its business (other than certain expenses, such as income taxes and payment obligations under the Tax Receivable Agreement).

Tax Receivable Agreement

On the Closing Date, we entered into the Tax Receivable Agreement with the Continuing Members (the “Tax Receivable Agreement”). Pursuant to the Tax Receivable Agreement, we are required to pay to the Continuing Members or exchanging

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holders of Common Company Units, as applicable, 85% of the tax savings that we realize as a result of increases in tax basis in UBH’s assets as a result of the sale of Common Company Units for the cash consideration paid to the Continuing Members at the Closing, the purchase and redemption of the common units and preferred units in the Continuing Members and the future exchange of the Common Company Units for shares of Class A Common Stock (or cash) pursuant to the Third Amended and Restated Limited Liability Company Agreement and certain other tax attributes of UBH and tax benefits related to entering into the Tax Receivable Agreement, including tax benefits attributable to payments under the Tax Receivable Agreement. The term of the Tax Receivable Agreement will continue until all such tax benefits have been utilized or expired unless we exercise our right to terminate the Tax Receivable Agreement for an amount representing the present value of anticipated future tax benefits subject to the Tax Receivable Agreement or certain other acceleration rights occur.

Investor Rights Agreement

On the Closing Date, we entered into an Investor Rights Agreement with the Continuing Members, the Sponsor Parties and the Sponsor Representative, which was amended on October 21, 2021.

Director Nomination

Under the Investor Rights Agreement, subject to certain step-down provisions, the Company, the Founder Holders and the Continuing Members will take all Necessary Action to include in the slate of nominees recommended by the Board for election as directors at each annual or special meeting of stockholders at which directors are to be elected five Continuing Member Nominees recommended by the Continuing Members and five Sponsor Nominees recommended by the Sponsor Representative. The five Continuing Members Nominees and the five Sponsor Nominees comprise our Board of Directors appointed in connection with the domestication of Collier Creek. Pursuant to the Investor Rights Agreement, in January 2022, one additional independent director was added to the Board and, in December 2022, another member of the Board was appointed in connection with the appointment of a new Chief Executive Officer.

Voting

Under the Investor Rights Agreement, the Founder Holders and the Continuing Members have agreed to take all Necessary Action, including voting or providing written consent or proxy with respect to their respective shares of Class A Common Stock and Class V Common Stock, as applicable, in favor of the Continuing Member Nominees and the Sponsor Nominees, as applicable.

Certain Consent Rights

For so long as the Continuing Members (together with their permitted transferees) hold economic interests in UBH and the Company (without duplication) representing more than 50% of the economic interests held by the Continuing Members immediately after the Closing (subject to certain restrictions), the Company shall not undertake the following actions without the prior written consent of the Continuing Members: (i) any direct or indirect sale (including by way of merger, consolidation, transfer, sale or other business combination) of greater than 50% of our property, assets or voting securities or greater than 50% of the property, assets or voting securities of UBH or Utz Quality Foods, (ii) any liquidation or dissolution of the Company, UBH or Utz Quality Foods, (iii) modifications to our charter or bylaws that materially and adversely impact the Continuing Members in their capacity as our stockholders or equity holders of UBH, (iv) moving the Company or any of its consolidated subsidiaries’ headquarters from Hanover, PA, or (v) changing the name of the Company or any of its consolidated subsidiaries.

For so long as the Continuing Members continue to hold at least 75% of the economic interests held by the Continuing Members immediately following the Closing, then at least one Continuing Member Nominee must approve each action of the Board and for so long as the Founder Holders continue to hold at least 75% of the economic interest held by the Founder Holders immediately following the Closing, then at least one Sponsor Nominee must approve each action of the Board.

Registration Rights

The Investor Rights Agreement terminated the Original Registration Rights Agreement that was entered into by Collier Creek, the Sponsor and certain independent directors of Collier Creek on October 4, 2018 in connection with the initial public offering (“IPO”).

Under the Investor Rights Agreement, the Continuing Members and the Sponsor (or its successors in interest, including acting through the Sponsor Representative) are entitled to make unlimited written demands for registration under the Securities Act of all or part of their shares of Class A Common Stock, so long as, in the case of an underwritten offering, such demand is for at least $10,000,000 in shares of Class A Common Stock (or $35,000,000 in shares of Class A Common Stock for a fully marketed

2024 PROXY STATEMENT 59

RELATED PARTY TRANSACTIONS

offering). In addition, subject to certain exceptions, the Continuing Members and the Sponsor (or its successors in interest, including acting through the Sponsor Representative) will be entitled to request in writing that we register the resale of any or all of their Class A Common Stock on Form S-3 and any similar short-form registration that may be available at such time as a “shelf registration.” On September 1, 2021, the Company filed a Form S-3 short form registration. Subject to certain customary exceptions, if any time after the Closing, we propose to file a registration statement under the Securities Act with respect to our securities, we will give notice to the relevant security holders party to the Investor Rights Agreement as to the proposed filing and offer such security holders an opportunity to register the sale of such number of shares of Class A Common Stock as requested by such security holders in writing, subject to customary cutbacks in an underwritten offering. Any other of our security holders with piggyback registration rights may also participate in any such registrations, subject to customary cutbacks in an underwritten offering. We have customary rights to postpone any registration statements for certain events. If the registration is through an underwritten offering, certain of our security holders will agree to lockup restrictions on the same basis as our directors and executive officers.

Under the Investor Rights Agreement, we have agreed to indemnify the security holders and each underwriter and each of their respective controlling persons against any losses or damages resulting from any untrue statement or omission of a material fact in any registration statement or prospectus pursuant to which they sell shares of Class A Common Stock, unless such liability arose from their misstatement or omission, and the security holders have agreed to indemnify us and our officers and directors and controlling persons against all losses caused by their misstatements or omissions in those documents.

Information Access

Under the Investor Rights Agreement, we agree that directors may share any information concerning us and our subsidiaries received by the directors with the party that nominated such directors and such party’s designated representatives.

Termination

The director appointment and voting rights under the Investor Rights Agreement will terminate as to a party when such party (either the Continuing Members or the Sponsor and the Founder Holders, as a group), no longer has the right to appoint a director (which occurs when such group has less than 15% of the economic interests in the Company and UBH that it owned immediately after the Closing). The registration rights in the Investor Rights Agreement will terminate as to each holder of shares of our Common Stock when such holder ceases to hold any such Common Stock or securities exercisable or exchangeable for such Common Stock.

Standstill Agreement

On the Closing Date, we entered into the Standstill Agreement, dated August 28, 2020 (“Standstill Agreement”), with the Continuing Members, the Sponsor, the Founder Holders and certain related parties of the Continuing Members.

Under the Standstill Agreement, the Continuing Members and certain related parties of the Continuing Members agreed that until the third anniversary of the Closing Date, or August 28, 2023, that they shall not acquire or attempt to acquire any additional Common Stock in excess of 55.8% of the voting power of our Common Stock on a fully-diluted basis, subject to certain exceptions. Under such agreement, the Continuing Members, certain related parties of the Continuing Members, the Sponsor and the Founder Holders agreed that (i) until such parties are no longer able to designate a director to our Board of Directors pursuant to the Investor Rights Agreement, such parties shall not solicit proxies to vote or seek to advise or influence any person with respect to the voting of any of our securities in favor of electing any person as a director who is not nominated pursuant to the Investor Rights Agreement or by our Board of Directors or to approve stockholder proposals related thereto; and (ii) until the annual meeting of stockholders held by us after the third anniversary of the completion of the Business Combination, or August 28, 2023, such parties shall not take certain actions contrary to our governance structure other than in accordance with the Investor Rights Agreement.

Sponsor Side Letter Agreement

In connection with the execution of the Business Combination Agreement, the Sponsor, the Founder Holders, and Collier Creek’s independent directors entered into the Sponsor Side Letter Agreement with Collier Creek. Under the Sponsor Side Letter Agreement, 2,000,000 Class B Ordinary Shares of Collier Creek held by the Sponsor and Collier Creek’s independent directors were automatically converted into 1,000,000 shares of Series B-1 Common Stock and 1,000,000 shares of Series B-2 Common Stock, which, collectively, form our Class B Common Stock, and all such Class B Common Stock is referred to herein as the “Restricted Sponsor Shares.” Under the Sponsor Side Letter Agreement, the Restricted Sponsor Shares which are shares

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of Series B-1 Common Stock will automatically convert into shares of Class A Common Stock upon the vesting of the Restricted Company Units held by us which vest upon the achievement of at least a $12.50 3-day VWAP which dollar threshold will be decreased by the aggregate amount of dividends per share paid by us after the Closing (including any vesting of such units in connection with a qualifying change of control or liquidation) and the Restricted Sponsor Shares which are shares of Series B-2 Common Stock will automatically convert into shares of Class A Common Stock upon the vesting of the Restricted Company Units held by us which vest upon the achievement of at least a $15.00 3-day VWAP which dollar threshold will be decreased by the aggregate amount of dividends per share paid by us after the Closing (including any vesting of such units in connection with a qualifying change of control or liquidation). Upon conversion of the Restricted Sponsor Shares, the holder of each such Restricted Share will be entitled to receive a payment equal to the amount of dividends declared on a share of Class A Common Stock beginning at the Closing and ending on the day before the date such Restricted Sponsor Share converts into a share of Class A Common Stock. If any of the Restricted Sponsor Shares do not convert prior to the 10-year anniversary of the Closing Date, such Restricted Sponsor Shares will be canceled for no consideration and will not be entitled to receive any catch-up payment in respect of such Restricted Sponsor Shares. Our Board of Directors determined that the vesting thresholds applicable to the Restricted Sponsor Shares had been satisfied as of Closing and, accordingly, all of the Restricted Sponsor Shares vested upon Closing and the same number of shares of Class A Common Stock were issued in lieu thereof.

Statement of Policy Regarding Transactions with Related Persons

Upon the Closing of the Business Combination, we adopted a formal written policy, which provides that our officers, directors, nominees for election as directors, beneficial owners of more than 5% of any class of our capital stock, any member of the immediate family of any of the foregoing persons and any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest (“Related Persons”), are not permitted to enter into any transactions, arrangements, or relationships in which (i) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (ii) the Company is a participant and (iii) any Related Person has or will have a direct or indirect interest, without the approval of our Audit Committee, subject to certain exceptions.

Indemnification of Directors and Officers

The Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the DGCL. In addition, our charter provides that our directors will not be liable for monetary damages for breach of fiduciary duty to the fullest extent permitted by the DGCL and subject to approval of Proposal No. 3 and the filing of the Proposed Certificate of Amendment (as defined below), our charter will provide that our officers will not be liable for monetary damages for breach of fiduciary duty to the fullest extent permitted by the DGCL.

There is no pending litigation or proceeding naming any of our directors or officers to which indemnification is being sought, and we are not aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

2024 PROXY STATEMENT 61

Under Section 14A of the Exchange Act, Utz’s stockholders are entitled to cast an advisory vote to approve the compensation of Utz’s named executive officers, known as a “Say on Pay” vote. The stockholder vote is an advisory vote only and is not binding on Utz or its Board of Directors. Although the vote is non-binding, the Board of Directors and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

The core of principles Utz’s executive compensation philosophy and practice continues to align pay with performance. Utz’s executive officers are compensated in a manner consistent with Utz’s business strategy, competitive practice, sound corporate governance principles, and stockholder interests and concerns. We believe our compensation program is strongly aligned with the long-term interests of our stockholders. We urge you to read the “Compensation Discussion and Analysis” (“CD&A”) sections in this Proxy Statement, the compensation tables and the narrative discussion beginning on page 28 for additional details on Utz’s executive compensation program. Below are a few highlights of our pay-for-performance philosophy.

∎

Annual Cash Short-Term Incentive Award program based on the individuals’ contributions, as determined by the Individual Performance Factors (IPF) and our Company’s performance, as measured by our Adjusted EBITDA (50%), Net Sales (30%), and our Annual Goals (20%).

∎	Equity Incentive Award program for the Chief Executive Officer and Executive Vice Presidents comprised of Performance Stock Units, and Restricted Stock Units.

∎

Company defined Annual Goals through an Objectives, Goals, Strategies, Metrics (OGSM) system that cascades to all levels of leadership and supports our pay-for-performance philosophy on the Annual Bonus Program and on annual merit increases.

At the annual meeting, we are asking stockholders to vote on the following advisory resolution:

RESOLVED, that the stockholders approve the compensation of Utz’s named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules, including the CD&A, the compensation tables and the narrative discussion.

Vote Required

The affirmative vote of the holders of a majority of the votes properly cast (for the avoidance of doubt, abstentions and broker non-votes are not counted as votes cast for or against such matter) is required for approval, on an advisory basis, of this proposal. Our next advisory vote to approve the compensation of Utz’s named executive officers will be at our 2025 Annual Meeting.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NON-BINDING,

ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION.

62

On February 21, 2024, the Board voted unanimously to approve, subject to stockholder approval, and to recommend to our stockholders that they approve at the Annual Meeting, an amendment to the Company’s Certificate of Incorporation adopted August 28, 2020 (the “Existing Certificate of Incorporation”) to permit officer exculpation for certain breaches of fiduciary duties and related claims pursuant to the DGCL (the “Officer Exculpation Amendment”). If approved by the stockholders at the Annual Meeting, the Company would adopt the Officer Exculpation Amendment by causing the filing of a Certificate of Amendment of the Existing Certificate of Incorporation (the “Proposed Certificate of Amendment”), a copy of which is attached as Annex B to this Proxy Statement, with the Delaware Secretary of State.

Background and Governance Considerations

On August 1, 2022, an amendment to Section 102(b)(7) of the DGCL became effective that permits a corporation’s certificate of incorporation to eliminate or limit the personal liability of an officer to the corporation or its stockholders for monetary damages for breach of fiduciary duty. This was the first time that Delaware law permitted “officer exculpation” in a manner similar to director exculpation. However, such provision may not eliminate or limit the liability of an officer:

∎	for any breach of the officer’s duty of loyalty to the corporation or its stockholders;

∎	for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

∎	for any transaction from which the director or officer derived an improper personal benefit; or

∎	in any action by, or in the right of, the corporation.

In addition, the DGCL does not permit a duly adopted officer exculpation provision to eliminate or limit the liability of an officer for any act or omission occurring prior to the date when such provision becomes effective. If adopted, an officer exculpation provision adopted pursuant to Section 102(b)(7) of the DGCL would cover: (i) the corporation’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (ii) any named executive officer identified in the corporation’s filings with the SEC; and (iii) individuals who have agreed to be identified as officers of the corporation pursuant to Section 102(b)(7) of the DGCL (collectively, the “Exculpated Officers”).

The Board and Nominating and Corporate Governance Committee believe that the change in Delaware law provides an opportunity to enhance our ability to attract and retain talented officers, discourage frivolous lawsuits and reduce associated litigation costs and decrease the cost of directors’ and officers’ insurance in the future. Therefore, the Board and Nominating and Corporate Governance Committee believe adoption of the Officer Exculpation Amendment at the Annual Meeting is both a prudent and timely change to the Company’s liability management and corporate governance practices and in the best interests of the Company and our stockholders. However, the Board is unable to unilaterally adopt the Officer Exculpation Amendment to the Existing Certificate of Incorporation without stockholder approval.

Proposed Amendments

The Existing Certificate of Incorporation currently does not provide a right of exculpation to officers of the Company. The Proposed Certificate of Amendment would permit officer exculpation to the Exculpated Officers for certain breaches of fiduciary duties and related claims pursuant to the DGCL. The right of exculpation would extend to the Exculpated Officers and be subject to the limitations set forth in the DGCL. There would be no change to the existing exculpation rights of directors.

The text of the Proposed Certificate of Amendment, which includes the Officer Exculpation Amendment, is attached as Annex B to this Proxy Statement. The summary set forth in this Proposal No. 3 is qualified in its entirety by reference to the text of the Proposed Certificate of Amendment.

Effect of Amendment

If approved by our stockholders at the Annual Meeting, the Officer Exculpation Amendment will become effective immediately upon filing of the Proposed Certificate of Amendment with the Delaware Secretary of State following the Annual Meeting. The officer exculpation right would then apply after the Proposed Certificate of Amendment becomes effective after filing with the Delaware Secretary of State.

If our stockholders do not approve the Officer Exculpation Amendment, the Existing Certificate of Incorporation will remain unchanged.

2024 PROXY STATEMENT 63

PROPOSAL NO. 3: Amendment to Company’s Certificate of Incorporation to permit officer exculpation for certain breaches of fiduciary duties pursuant to DGCL.

The Board did not adopt, and does not presently intend to adopt, any corresponding amendments to our Bylaws in connection with the Officer Exculpation Amendment.

Vote Required

The affirmative vote of at least 66 2/3% of the total voting power of all outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, is required to approve this Proposal No. 3. Any abstentions or broker non-votes, or failing to vote by ballot at the Annual Meeting or proxy, will have the same effect as votes against this Proposal No. 3. Because adoption of the Officer Exculpation Amendment requires approval of holders of 66 2/3% of our Class A Common Stock and Class V Common Stock, voting together as a single class (not 66 2/3% of a quorum present at the Annual Meeting), if you fail to vote, it will be deemed a vote AGAINST the Officer Exculpation Amendment. EVERY VOTE MATTERS.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE

AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO PERMIT OFFICER

EXCULPATION FOR CERTAIN BREACHES OF FIDUCIARY DUTIES PURSUANT TO THE DGCL.

64

We are asking our stockholders to ratify the Audit Committee’s selection of Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for the fiscal year ending December 29, 2024. Grant Thornton has served as the independent registered public accounting firm for Utz since 2011. Representatives of Grant Thornton will attend the Annual Meeting and be available to respond to appropriate questions.

Vote Required

The affirmative vote of the holders of a majority of the votes cast either virtually during the annual meeting or represented by proxy at the Annual Meeting will be required to ratify the selection by our Audit Committee of Grant Thornton for our fiscal year ending December 29, 2024. Abstentions will not be counted as votes cast on this proposal. No broker non-votes are expected to exist in connection with this proposal.

The Audit Committee annually reviews the independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm’s performance. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Grant Thornton to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if the committee determines that such a change would be in the best interests of the Company and our stockholders.

Audit, Audit-Related, Tax and All Other Fees

Grant Thornton, which served as our independent registered public accounting firm for the fiscal years ended December 31, 2023 and January 1, 2023 provided audit and tax services to us during those fiscal years. The following table presents fees for professional services rendered by our independent registered public accounting firms during fiscal year 2023 and fiscal year 2022:

	Fiscal Year 2023 ($)	Fiscal Year 2022 ($)

Audit Fees(1)	1,816,091	1,818,873

Audit-Related Fees(2)	43,000	70,613

Tax Fees(3)	513,065	593,096

All Other Fees(4)	—	—

Total	2,372,156	2,482,582

(1)

Audit Fees. Audit fees include for the fiscal year ended December 31, 2023 and January 1, 2023, fees of $1,816,091 and $1,818,873, respectively, for services performed to comply with the standards established by the Public Company Accounting Oversight Board, including the audit of our consolidated financial statements, the review of quarterly financial information and the audit of internal controls over financial reporting required by the Sarbanes Oxley Act of 2002. This category also includes fees for audits provided in connection with statutory filings or services that generally only the principal independent auditor reasonably can provide, such as consent and assistance with and review of our SEC filings.

(2)

Audit-Related Fees. Audit-Related Fees consist of fees for professional services that are related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees,” including the employee benefit plan audit and due diligence services provided in connection with potential and consummated acquisitions.

(3)

Tax Fees. Tax Fees consist of fees for professional services rendered with respect to federal and state tax compliance and tax advice. This can include preparation of tax returns, claims for refunds and tax law interpretation. Also, Tax Fees include amounts for general tax consulting and services related to consummated acquisitions.

(4)	All Other Fees. All Other Fees consist of fees for professional services or costs not otherwise reported in Audit Fees, Audit-Related Fees or Tax Fees.

2024 PROXY STATEMENT 65

PROPOSAL NO. 4: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

All audit-related services, tax services and other non-audit services were pre-approved by the Audit Committee, which concluded that the provision of such services by Grant Thornton was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s outside auditor independence policy provides for pre-approval of audit, audit-related and tax services specifically described by the committee on an annual basis. In addition, individual engagements anticipated to exceed pre-established thresholds must be separately approved.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF

THE SELECTION BY OUR AUDIT COMMITTEE OF GRANT THORNTON LLP AS THE COMPANY’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING

DECEMBER 29, 2024.

66

REPORT OF AUDIT COMMITTEE

REPORT OF AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act that might incorporate by reference this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

The Audit Committee oversees our financial reporting process on behalf of the Board. The Audit Committee operates under a written charter, a copy of which is available on our investor website at http://investors.utzsnacks.com/investors under the heading “Governance — Governance Documents.” This report reviews the actions taken by the Audit Committee with regard to our financial reporting process during fiscal 2023 and particularly with regard to the audited consolidated financial statements as of December 31, 2023.

The Audit Committee is composed solely of independent directors. None of the committee members is or has been an officer or employee of the Company or any of our subsidiaries or has any current business or any family relationship with the Company or any of our subsidiaries or affiliates.

Our management has the primary responsibility for the financial statements and reporting process, including the systems of internal controls. The independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes and to select annually the accountants to serve as our independent auditors for the coming year.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to fulfill its oversight responsibilities under the Audit Committee’s charter. To carry out its responsibilities, in 2021, the Audit Committee met eight times, in 2022, the Audit Committee met seven times, and in 2023, the Audit Committee met six times.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023, including a discussion of the quality, rather than just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee also discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, rather than just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee also reviewed and discussed with the independent auditors the critical audit matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the Audit Committee and that (1) relate to accounts or disclosures that are material to the consolidated financial statements, and (2) involved auditor judgement, where such judgment was especially challenging, subjective or complex. In addition, the Audit Committee discussed with the auditors their independence from management and the Company, including the matters in the written disclosures and the letter required by the PCAOB regarding the independent auditors’ communications with the Audit Committee regarding independence. The Audit Committee also considered whether the provision of services during the fiscal year ended December 31, 2023 by the auditors that were unrelated to their audit of the consolidated financial statements referred to above and to their reviews of our interim consolidated financial statements during the fiscal year is compatible with maintaining their independence.

Additionally, the Audit Committee discussed with the independent auditors the overall scope and plan for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.

Craig Steeneck (Chair)

Roger Deromedi

Antonio Fernandez

B. John Lindeman

2024 PROXY STATEMENT 67

STOCKHOLDER PROPOSALS

STOCKHOLDER PROPOSALS

The 2025 Annual Meeting of Stockholders is anticipated to be held in April 2025. Under Rule 14a-8 promulgated by the SEC under the Exchange Act, any proposal that a stockholder intends to be presented at the 2025 Annual Meeting via the Proxy Statement and form of proxy to be distributed by us in connection with the 2025 Annual Meeting, must be received by our Corporate Secretary at our principal executive offices no later than     , 2024. However, if the 2025 Annual Meeting is held on a date more than 30 days before or after April 25, 2025 (the anniversary date of the 2024 Annual Meeting), stockholder proposals for the 2025 Annual Meeting must be submitted at a reasonable time before we begin to print and send our proxy materials. Stockholder proposals received after this date will be considered untimely under Rule 14a-8.

If a stockholder desires to bring a matter before the meeting that is not the subject of a proposal which meets the SEC proxy rule requirements for inclusion in the proxy statement, the stockholder must follow procedures outlined in our Bylaws in order to personally present the proposal at the meeting. One of the procedural requirements is timely notice in writing of the business the stockholder proposes to bring before the meeting. Written notice must be received by our Corporate Secretary no earlier than December 26, 2024 and no later than January 25, 2025. In the event that our 2025 Annual Meeting is more than 30 days before or more than 70 days after April 25, 2025 (the anniversary date of the 2024 Annual Meeting), the written notice must be delivered or received no later than the tenth day following the day on which public announcement of the date of such meeting is first made.

We reserve the right to decline to include in our proxy materials any stockholder’s proposal that does not comply with the rules of the SEC for inclusion therein. Any notice of director nomination submitted to the Company must include the information required by Rule 14a-19(b) under the Exchange Act. We will furnish copies of the applicable Bylaw provisions that set forth the requirements for a stockholder’s written notice upon written request to our Corporate Secretary at 900 High Street, Hanover, PA 17331, Attn: Corporate Secretary.

68

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

What is the purpose of the Annual Meeting?

Our 2024 Annual Meeting will be held for the following purposes:

1.	To elect four directors to serve as the Class I directors on the Board until the 2027 annual meeting of stockholders or until their successors are elected and qualified;

2.	To vote on an advisory recommendation to the Board of Directors to approve executive compensation;

3.	To approve an amendment to the Company’s Certificate of Incorporation to permit officer exculpation for certain breaches of fiduciary duties pursuant to the DGCL;

4.	To ratify the selection by our Audit Committee of Grant Thornton LLP to serve as our independent registered public accounting firm for the fiscal year ending December 29, 2024; and

5.	To consider such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Who can vote at the Annual Meeting?

The close of business on March 5, 2024 has been fixed as the record date for the determination of our stockholders entitled to notice of, and to vote at, the Annual Meeting. We have two classes of common stock: Class A and Class V, each of which has one vote per share. The Class A Common Stock and Class V Common Stock generally vote together as a single class on all matters submitted to a vote of stockholders, except as otherwise required by applicable law or our organizational documents. On the record date, we had outstanding      shares of Class A Common Stock and 59,349,000 shares of Class V Common Stock.

How many shares must be present to conduct business at the Annual Meeting?

A quorum is necessary to hold a valid meeting of stockholders. For each of the proposals to be presented at the Annual Meeting, the holders of shares entitled to vote on such matter at the meeting, present in person or by proxy, will constitute a quorum. Based on the number of shares of Class A Common Stock and Class V Common Stock outstanding on March 5, 2024 the record date, shares representing      votes must be present at the Annual Meeting, virtually or by proxy to constitute a quorum. If you vote, including by Internet or proxy card, your shares voted will be counted towards the quorum for the Annual Meeting. Abstentions and “broker non-votes” are counted as present for the purpose of determining a quorum. Generally, a “broker non-vote” does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority. However, with respect to Proposal No. 3, broker non-votes will be deemed a vote AGAINST such proposal. “Broker non-votes” are votes that brokers holding shares of record for their customers (i.e., in “street name”) are not permitted to cast under applicable stock market regulations because the brokers have not received instructions (or have received incomplete instructions) from their customers as to certain proposals.

How do I vote?

The procedures for voting are as follows:

If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, on March 5, 2024, the record date, then you are considered, with respect to those shares, the “stockholder of record.” As the stockholder of record, you have the right to grant your voting proxy directly to us or to a third party, or to vote your shares at the Annual Meeting.

If you are a stockholder of record, you may vote in person at the virtual Annual Meeting, vote by proxy using a proxy card, vote by proxy over the telephone, or vote by proxy via the Internet. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the virtual Annual Meeting and vote at the Annual Meeting, even if you have already voted by proxy. The vote you cast at the Annual Meeting will supersede any previous votes that you may have submitted.

2024 PROXY STATEMENT 69

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

To vote using the proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.	To vote through the internet, go to http://www.proxypush.com/utz and follow the on-screen instructions. To be counted, your internet vote must be received by 11:59 p.m., Eastern Time, on April 24, 2024.	To vote by telephone, dial toll- free 1-866-883-3382 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from your proxy card or voting instruction form. To be counted, your telephone vote must be received by 11:59 p.m., Eastern Time, on April 24, 2024.

To attend and vote at the virtual Annual Meeting, register at

http://register.proxypush.com/utz. You will need the virtual control number included on your proxy card to register. Registered attendees will receive a meeting link an hour before the meeting begins.

——————————————————————————————————————————————————————————

Beneficial Owner. If your shares are held in a brokerage account, by a trustee or by another nominee, then you are considered the “beneficial owner” of those shares. As the beneficial owner of those shares, you have the right to direct your broker, trustee, or nominee on how to vote and you also are invited to attend the Annual Meeting. Each beneficial owner of shares should have received a notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in that notice to ensure that your vote is counted.

If you are not a stockholder of record, please understand that we do not know that you are a stockholder or how many shares you own.

How do I obtain a copy of this Proxy Statement?

In accordance with the rules of the SEC, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, many stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our Proxy Statement and annual report on Form 10-K, and access to voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly and helps conserve natural resources. If you previously elected to receive our proxy materials electronically, these materials will continue to be sent via email unless you change your election.

How may I participate in the virtual Annual Meeting?

The Annual Meeting will be conducted completely online via the Internet. Stockholders may attend and participate in the meeting by registering at http://register.proxypush.com/utz. Registered attendees will receive a meeting link an hour before the meeting begins.

To access the Annual Meeting, you will need the control number found on your proxy card. If you are a stockholder of record and you have misplaced your virtual control number, please email the Company at tshea@utzsnacks.com.

We encourage you to access the Annual Meeting before the start time of 9:00 a.m., Eastern Time, on April 25, 2024. If you check in prior to 8:45 a.m., you will be placed on hold until the meeting site opens.

Stockholders who participate in the virtual Annual Meeting by way of the website above or the link provided following registration will be considered to have attended the meeting “in person,” as such term is used in this Proxy Statement, including for purposes of determining a quorum and counting votes.

70

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

By conducting our Annual Meeting completely online via the Internet, we eliminate many of the costs associated with a physical meeting. In addition, we believe that a virtual meeting will provide greater access to those stockholders who want to attend and improves our ability to communicate more effectively with our stockholders during the meeting.

What is the minimum vote required for each proposal to be approved?

At the Annual Meeting, stockholders will consider and act upon (1) the election of four Class I directors for terms expiring at the 2027 Annual Meeting of Stockholders, (2) an advisory recommendation to the Board of Directors to approve executive compensation, (3) the approval of an amendment to the Company’s Certificate of Incorporation to permit officer exculpation for certain breaches of fiduciary duties pursuant to the DGCL; (4) the ratification of the selection by our Audit Committee of Grant Thornton LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 29, 2024, and (5) such other business as may properly come before the Annual Meeting.

With regard to Proposal No. 1 (Election of Directors), votes may be cast for the nominees or may be withheld. Each director nominee was recommended by the Nominating and Corporate Governance Committee of the Board, and all nominees are current directors. The election of directors requires a plurality of the votes cast, and, therefore, the four nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes are not considered “votes cast,” and therefore will have no effect on the outcome of Proposal No. 1.

With regard to Proposal No. 2 (Approval of Advisory Recommendations to the Board of Directors to approve Executive Pay Structure) a majority of the votes cast is required to approve such proposal; votes that are withheld and broker non-votes are not considered “votes cast” and therefore will have no effect on the outcome of Proposal No. 2.

With regard to Proposal No. 3 (Approval of an Amendment to the Company’s Certificate of Incorporation) 66 2/3% of the total voting power of all of the outstanding shares of stock of the Company entitled to vote generally in the election of directors, voting together as a single class, is required to approve such proposal; votes that are withheld and broker non-votes are considered votes AGAINST the proposal and thus will have an effect on the outcome of Proposal No. 3.

With regard to Proposal No. 4 (Ratification of the Selection of Independent Registered Public Accounting Firm), the affirmative vote of a majority of the votes cast is required to ratify the selection by our Audit Committee of Grant Thornton LLP as our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote shares held in street name on this proposal without instructions from beneficial owners. As a result, we do not expect there will be any broker non-votes on this matter. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 29, 2024, the Audit Committee of the Board will reconsider its selection.

Will my shares be voted if I do not provide voting instructions?

If you provide specific voting instructions on a properly completed and submitted proxy, then your shares will be voted as instructed.

If you hold shares as the stockholder of record and submit a proxy without giving specific voting instructions, then your shares will be voted in accordance with the recommendations of our Board. Our Board recommends voting “FOR” all nominees listed in Proposal No. 1, “FOR” approval of the advisory recommendation to the Board of Directors to approve executive compensation in Proposal No. 2; “FOR” the amendment of the Company’s Certificate of Incorporation in Proposal No. 3 and “FOR” the ratification of the selection by our Audit Committee of Grant Thornton LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 29, 2024 in Proposal No. 4 and in accordance with the discretion of the named proxies on other matters brought before the Annual Meeting.

You may have granted to your broker, trustee, or other nominee discretionary voting authority over your account. Your broker, trustee, or other nominee may be able to vote your shares depending on the terms of the agreement you have with your broker, trustee, or other nominee.

The persons identified as having the authority to vote the proxies also will have discretionary authority to vote, to the extent permitted by applicable law, in favor of the ratification of the selection of our Audit Committee of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 29, 2024 in Proposal No. 4 and such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof. The Board is not

2024 PROXY STATEMENT 71

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

aware of any other matters that are likely to be brought before the Annual Meeting. If any other matter is properly presented for action at the Annual Meeting, including a proposal to adjourn or postpone the Annual Meeting to permit us to solicit additional proxies in favor of any proposal, the persons identified as having the authority to vote the proxies will vote on such matter in their own discretion.

If you do not provide your broker, trustee, or other nominee specific voting instructions, such firm will not have the authority to vote, and your shares will be considered broker non-votes with respect to Proposal Nos. 1, 2 and 4. We urge you to provide voting instructions so that your shares will be votes.

Can I change my vote after I have voted?

A stockholder of record who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to our Corporate Secretary, (ii) properly submitting a later proxy via the Internet or by telephone, (iii) properly submitting a duly executed proxy bearing a later date, or (iv) voting your shares at the virtual Annual Meeting.

If you are the beneficial owner of shares held through a broker, trustee, or other nominee, then you must follow the specific instructions, including applicable deadlines, provided to you by your broker, trustee, or other nominee to change or revoke any instructions you have already provided to your broker, trustee, or other nominee. If you have obtained a voter instruction form from your broker, trustee, or other nominee that holds your shares giving you the right to vote the shares and you have your sixteen-digit control number, you may change your vote by attending the virtual Annual Meeting and voting electronically.

Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy.

What is the deadline to vote?

If you hold shares as the stockholder of record, your in-person vote by proxy must be received before the polls close at the virtual Annual Meeting. Phone and mail votes are due by 11:59PM Eastern Time on April 24, 2024. If you are the beneficial owner of shares, please follow the voting instructions provided by your broker, trustee or other nominee.

Where can I find the results of the voting?

We intend to announce preliminary voting results at the Annual Meeting and will publish final results through a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting. The Current Report on Form 8-K will be available on the Internet at http://investors.utzsnacks.com/investors.

Who will pay for the cost of soliciting proxies?

We are soliciting proxies in connection with this Proxy Statement and will bear the expense of preparing this Proxy Statement and soliciting the proxies it is seeking. In addition to the use of the mail, proxies may be solicited by our officers, directors and employees, in person or by telephone, e-mail or facsimile transmission. Our officers, directors and employees will receive no additional compensation for any such solicitations. We also will request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of the underlying shares as of the record date and will reimburse the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly voting by proxy will help to avoid additional expense.

What is “householding” and how does it affect me?

In accordance with notices to many stockholders who hold their shares through a bank, broker or other holder of record (a “street-name stockholder”) and share a single address, only one copy of our Proxy Statement and included periodic reports to stockholders is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as “householding,” is intended to reduce our printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this Proxy Statement and annual report may request a copy by contacting the bank, broker or other holder of record, or by sending a written request to: Utz Brands, Inc. 900 High Street, Hanover, PA 17331, Attn.: Corporate Secretary or by contacting our Corporate Secretary by email at tshea@utzsnacks.com or by telephone at 312.933.9348. The voting instruction form sent to a street-name stockholder should provide information on how to request (1) householding of future Company materials or (2) separate materials if only one set of documents is being sent to a household. A stockholder who would like to make one of these requests should contact us as indicated above.

72

ANNEX A ∎ RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

ANNEX A

Reconciliation of Non-GAAP Financial Measures

($ IN MILLIONS)	For the fiscal year ended December 31, 2023	For the fiscal year ended January 1, 2023

Net (Loss) Income	$(40.0)	$(14.0)

Plus non-GAAP adjustments:

Income Tax Expense	0.8	(23.9)

Depreciation and Amortization	79.5	86.8

Interest Expense, Net	60.6	44.4

Interest Income (IO loans)(1)	(2.0)	(1.6)

EBITDA	98.9	91.7

Certain Non-Cash Adjustments(2)	50.7	11.3

Acquisition and Integration(3)	8.6	45.8

Business Transformation Initiatives(4)	31.0	22.1

Financing-Related Costs(5)	0.2	0.3

(Gain) loss on remeasurement of warrant liability(6)	(2.2)	(0.7)

Adjusted EBITDA	187.2	170.5

(1)

Interest Income from Independent Operator (“IO”) Loans refers to Interest Income that we earn from IO notes receivable that have resulted from our initiatives to transition from Route Sales Professional (“RSP”) distribution to IO distribution. (“Business Transformation Initiatives”). There is a Notes Payable recorded that mirrors the IO notes receivable, and the interest expense associated with the Notes Payable is part of the Interest Expense, Net adjustment.

(2)	Certain Non-Cash Adjustments are comprised primarily of the following:

∎

Incentive programs — The Company incurred $15.5 million and $8.8 million of share-based compensation that was awarded to associates and directors for the fiscal year ended December 31, 2023 and the fiscal year ended January 1, 2023, respectively.

∎

Asset Impairments and Write-Offs — For the fiscal year ended December 31, 2023, the Company recorded an adjustment for a non-cash loss on sale of $13.7 million related to fixed assets for the sale of the Bluffton, Indiana plant, along with $4.7 million related to the termination of the contract that was settled with the sale, and impairments of $12.6 million related to the closure of the Company’s manufacturing facility in Birmingham, Alabama and Gramercy, Louisiana. For the fiscal year ended January 1, 2023, the Company recorded an adjustment for an impairment of $2.0 million related to the termination of distribution agreements.

∎

Purchase Commitments and Other Adjustments — We have purchase commitments for specific quantities at fixed prices for certain of our products’ key ingredients. To facilitate comparisons of our underlying operating results, this adjustment was made to remove the volatility of purchase commitment related unrealized gains and losses. The adjustment related to Purchase Commitment and Other non-cash adjustments were $3.0 million and $0.5 million for the fiscal year ended December 31, 2023 and the fiscal year ended January 1, 2023, respectively. In addition, for the fiscal year ended December 31, 2023, we recorded $1.2 million for the amortization of cloud based computing assets.

(3)

Adjustment for Acquisition and Integration Costs — This is comprised of consulting, transaction services, and legal fees incurred for acquisitions and certain potential acquisitions, in addition to expenses associated with integrating recent acquisitions. Such expenses were $9.7 million for the fiscal year ended December 31, 2023, as well as $1.1 million of income for the change of liability associated with the Tax Receivable Agreement for the fiscal year ended December 31, 2023. In fiscal year 2022, the majority of charges are related to the buyout of multiple distributors, which were accounted for as contract terminations resulting in expense of $23.0 million as well as other integration costs. During the fiscal year ended January 1, 2023, we incurred incremental costs of $21.8 million, for the integration of Truco Holdco Inc., R.W. Garcia Co., Inc., Kings Mountain, distributor buyouts, and costs to evaluate other potential acquisitions, as well as $1.0 million for the incremental liability associated with the Tax Receivable Agreement included in the fiscal year ended January 1, 2023.

(4)

Business Transformation Initiatives Adjustment — This adjustment is related to consultancy, professional, and legal fees incurred for specific initiatives and structural changes to the business that do not reflect the cost of normal business operations. In addition, gains and losses realized from the sale of distribution rights to IOs and the subsequent disposal of trucks, severance costs associated with the elimination of RSP positions, and ERP transition costs, fall into this category. The Company incurred such costs of $31.0 million for the fiscal year ended December 31, 2023 and $22.1 million for the fiscal year ended January 1, 2023, which included the closure of our Gramercy, Louisiana and Birmingham, Alabama plants along with various other supply chain, commercial and administrative initiatives.

(5)	Financing-Related Costs — These costs include adjustments for various items related to raising debt and equity capital or debt extinguishment costs.

(6)

Gains and losses related to the changes in the remeasurement of warrant liabilities are not expected to be settled in cash, and when exercised would result in a cash inflow to the Company with the Warrants converting to Class A Common Stock with the liability being extinguished and the fair value of the Warrants at the time of exercise being recorded as an increase to equity.

2024 PROXY STATEMENT A-1

ANNEX B

Amendment to the Company’s Certificate of Incorporation

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

UTZ BRANDS, INC.

(Pursuant to Section 242 of the

General Corporation Law of the State of Delaware)

Utz Brands, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows.

1. That at a meeting of the Board of Directors of Utz Brands, Inc., resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing Section 8.01 of Article VIII so that, as amended, said Section shall be and read as follows:

Section 8.1. Limited Liability of Directors and Officers. To the fullest extent permitted by law, no director or officer of the Corporation will have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director or officer, as applicable. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director of the Corporation, as applicable, shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Neither the amendment nor the repeal of this Article VIII shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director or officer of the Corporation existing prior to such amendment or repeal.

2. That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the DGCL at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

3. This aforesaid amendment has been duly adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of this corporation on this   day of   ,    .

By:

2024 PROXY STATEMENT B-1

Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

Vote by Internet, Telephone or Mail

24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET/MOBILE – www.proxypush.com/utz Use the Internet to vote your proxy. Scan code below for mobile voting.

PHONE – 1-866-883-3382 Use a touch-tone telephone to vote your proxy.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided in time to be received by April 24, 2024.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

Please detach here

The Board of Directors Recommends You Vote “FOR” Item 1.

1. Election of four Class I Directors to serve on the Company’s Board of Directors until the 2027 annual meeting of stockholders or until their successors are elected and qualified	a. John Altmeyer b. Howard Friedman	c. Jason Giordano d. B. John Lindeman	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the letter(s) of the nominee(s) in the box provided to the right.)

The Board of Directors Recommends You Vote “FOR” Item 2. 2. Non-binding, advisory vote to approve Executive Compensation	☐	For	☐	Against	☐	Abstain

The Board of Directors Recommends You Vote “FOR” Item 3.

3.   To approve an amendment to the Company’s Certificate of Incorporation to permit officer exculpation for certain breaches of fiduciary duties pursuant to the General Corporation Law of the State of Delaware

	☐	For	☐	Against	☐	Abstain

The Board of Directors Recommends You Vote “FOR” Item 4.

4.   Ratification of the selection by our audit committee of Grant Thornton, LLP to serve as our independent registered public accounting firm for the year ending December 29, 2024

	☐	For	☐	Against	☐	Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

Address Change? Mark box, sign, and indicate changes below: ☐	Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

UTZ BRANDS, INC.

ANNUAL MEETING OF STOCKHOLDERS

Thursday, April 25, 2024

9:00 a.m. ET

To register for the virtual meeting along with voting your shares, please follow the instructions below:

•	Visit register.proxypush.com/utz on your smartphone, tablet or computer.

•	As a stockholder, you will then be required to enter your control number which is located in the upper right hand corner on the reverse side of this proxy card.

•

After registering, you will receive a confirmation email and an email approximately 1 hour prior to the start of the meeting to the email address you provided during registration with a unique link to the virtual meeting.

proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on April 25, 2024.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

If no choice is specified, this proxy will be voted “FOR” Items 1, 2, 3 and 4.

By signing the proxy, you revoke all prior proxies and appoint Cary Devore and Theresa R. Shea, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters that may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.